LOAN AGREEMENT

                                  BY AND AMONG

                        OMEGA HEALTHCARE INVESTORS, INC.
                         STERLING ACQUISITION CORP. AND
                             DELTA INVESTORS I, LLC,

                            THE PROVIDENT BANK, AGENT

                                       AND

                        VARIOUS LENDERS DESCRIBED HEREIN

                                  August 16, 2000

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                                TABLE OF CONTENTS

Article 1         DEFINITIONS.....................................................................................1
         Section 1.1       Provisions Pertaining to Definitions...................................................1
         Section 1.2       Defined Terms..........................................................................1
         Section 1.3       GAAP..................................................................................18

Article 2         THE LOANS......................................................................................18
         Section 2.1       Revolving Loan A......................................................................18
         Section 2.2       Revolving Loan B......................................................................19
         Section 2.3       Loan Advances.........................................................................19
         Section 2.4       The Notes.............................................................................19
         Section 2.5       Interest Payable on the Loans.........................................................20
         Section 2.6       Principal Repayments on the Loans.....................................................21
         Section 2.7       Certain Fees..........................................................................22
         Section 2.8       Payments and Computations.............................................................23
         Section 2.9       Payments to be Free of Deductions.....................................................24
         Section 2.10      Permitted Use of Loan Proceeds........................................................25
         Section 2.11      Additional Costs, Etc.................................................................25
         Section 2.12      Agent and Lender Statements...........................................................25

Article 3         SECURITY.......................................................................................26
         Section 3.1       Security Interest.....................................................................26
         Section 3.2       [Reserved]............................................................................26
         Section 3.3       Financing Statements; Additional Documents............................................26
         Section 3.4       Accounts; Chattel Paper; Lease Agreements.............................................27
         Section 3.5       Removal and Substitution of Real Property Collateral..................................27
         Section 3.6       Between Agent and Lender..............................................................29
         Section 3.7       Release of Collateral.................................................................29
         Section 3.8       Payment of Expenses...................................................................30

Article 4         REPRESENTATIONS AND WARRANTIES.................................................................30
         Section 4.1       Organization..........................................................................30
         Section 4.2       Power, Authority, Consents............................................................30
         Section 4.3       No Violation of Law or Agreements.....................................................31
         Section 4.4       Due Execution, Validity, Enforceability...............................................31
         Section 4.5       Title to Properties; Certificate of Need..............................................31
         Section 4.6       Judgments, Actions, Proceedings.......................................................31
         Section 4.7       No Defaults, Compliance With Laws.....................................................32
         Section 4.8       Burdensome Documents..................................................................32
         Section 4.9       Financial Statements and Information..................................................32
         Section 4.10      Tax Returns...........................................................................33

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         Section 4.11      Intangible Assets.....................................................................33
         Section 4.12      Regulation U..........................................................................33
         Section 4.13      Full Disclosure.......................................................................33
         Section 4.14      Licenses and Approvals................................................................33
         Section 4.15      ERISA.................................................................................34
         Section 4.16      REIT Status...........................................................................34
         Section 4.17      General Collateral Representations....................................................34

Article 5         CONDITIONS TO THE LOANS........................................................................35
         Section 5.1       General Conditions Precedent..........................................................35
         Section 5.2       Certain Post-Closing Real Property Collateral Matters.................................38
         Section 5.3       Further Conditions Precedent to Loans.................................................39

Article 6         DELIVERY OF FINANCIAL REPORTS, DOCUMENTS AND OTHER INFORMATION.................................39
         Section 6.1       Annual Financial Statements...........................................................39
         Section 6.2       Quarterly Financial Statements........................................................40
         Section 6.3       Compliance Information................................................................40
         Section 6.4       Certificate of Accountants............................................................40
         Section 6.5       Business Plan and Budget..............................................................40
         Section 6.6       Operator Reports......................................................................41
         Section 6.7       Accountants' Reports..................................................................41
         Section 6.8       Copies of Documents...................................................................41
         Section 6.9       Notices of Defaults...................................................................41
         Section 6.10      ERISA Notices and Requests............................................................41
         Section 6.11      Notice of Operator Insolvency.........................................................42
         Section 6.12      Additional Information................................................................42

Article 7         AFFIRMATIVE COVENANTS..........................................................................42
         Section 7.1       Books and Records.....................................................................42
         Section 7.2       Inspections and Audits................................................................42
         Section 7.3       Maintenance and Repairs...............................................................42
         Section 7.4       Continuance of Business...............................................................42
         Section 7.5       Copies of Corporate Documents.........................................................43
         Section 7.6       Perform Obligations...................................................................43
         Section 7.7       Notice of Litigation..................................................................43
         Section 7.8       Insurance.............................................................................43
         Section 7.9       Financial Covenants...................................................................44
         Section 7.10      Notice of Certain Events..............................................................44
         Section 7.11      Comply with ERISA.....................................................................45
         Section 7.12      Environmental Compliance..............................................................45
         Section 7.13      Compliance with Laws..................................................................45
         Section 7.14      Maintenance of REIT Status............................................................45
         Section 7.15      Maintenance of Interest Rate Protection...............................................45

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         Section 7.16      Payment of Indebtedness...............................................................46
         Section 7.17      Payment of Fees.......................................................................46
         Section 7.18      Further Assurances....................................................................46
         Section 7.19      Omega's Depository Accounts...........................................................46
         Section 7.20      Unencumbered Facilities...............................................................46

Article 8         NEGATIVE COVENANTS.............................................................................47
         Section 8.1       Liens.................................................................................47
         Section 8.2       Mergers, Acquisitions.................................................................47
         Section 8.3       Changes in Structure..................................................................47
         Section 8.4       Disposition of Real Property Collateral...............................................47
         Section 8.5       Fiscal Year...........................................................................47
         Section 8.6       ERISA Obligations.....................................................................47
         Section 8.7       Capital Expenditures..................................................................48
         Section 8.8       Hazardous Material....................................................................48
         Section 8.9       Limitation on Nature of Business......................................................48
         Section 8.10      Limitation on Investments.............................................................48
         Section 8.11      Limitation on Indebtedness............................................................50
         Section 8.12      Transactions with Affiliates..........................................................50
         Section 8.13      No Additional Bank Accounts...........................................................51
         Section 8.14      Limitation on Negative Pledge Agreements..............................................51
         Section 8.15      Redemptions; Distributions............................................................51
         Section 8.16      Variable Rate Limitation..............................................................52
         Section 8.17      Use of Cash...........................................................................52

Article 9         EVENTS OF DEFAULT..............................................................................52
         Section 9.1       Events of Default.....................................................................52
         Section 9.2       Remedies..............................................................................55
         Section 9.3       No Implied Waiver; Rights Cumulative..................................................57
         Section 9.4       Set-Off; Pro Rata Sharing.............................................................57

Article 10        CONCERNING AGENT AND LENDERS...................................................................57
         Section 10.1      Appointment of Agent..................................................................57
         Section 10.2      Authority.............................................................................57
         Section 10.3      Acceptance of Appointment.............................................................58

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         Section 10.4      Collateral Matters....................................................................58
         Section 10.5      Agency for Perfection.................................................................59
         Section 10.6      Application of Moneys.................................................................60
         Section 10.7      Reliance by Agent.....................................................................60
         Section 10.8      Exculpatory Provisions................................................................60
         Section 10.9      Action by Agent ......................................................................61
         Section 10.10     Amendments, Waivers and Consents......................................................61
         Section 10.11     Indemnification.......................................................................62
         Section 10.12     Reimbursement of Agent ...............................................................62
         Section 10.13     Sharing of Funds Received.............................................................62
         Section 10.14     Dealing with Lenders..................................................................62
         Section 10.15     Agent as Lender.......................................................................63
         Section 10.16     Duties not to be Increased............................................................63
         Section 10.17     Lender Credit Decisions...............................................................63
         Section 10.18     Resignation of Agent..................................................................63
         Section 10.19     Assignment of Notes; Participation ...................................................63

Article 11        PROVISIONS OF GENERAL APPLICATION..............................................................64
         Section 11.1      Term of Agreement.....................................................................65
         Section 11.2      Notices...............................................................................66
         Section 11.3      Survival of Representations...........................................................66
         Section 11.4      Amendments............................................................................66
         Section 11.5      Costs, Expenses, Taxes and Indemnification............................................66
         Section 11.6      Release...............................................................................67
         Section 11.7      Language..............................................................................67
         Section 11.8      Binding Effect: Assignment............................................................68
         Section 11.9      Governing Law:  Jurisdiction and Venue................................................68
         Section 11.10     WAIVER OF JURY TRIAL .................................................................68
         Section 11.11     Waivers...............................................................................68
         Section 11.12     Interpretation and Proof of Loan Documents............................................69
         Section 11.13     Integration of Schedules and Exhibits ................................................69
         Section 11.14     Headings .............................................................................69
         Section 11.15     Counterparts..........................................................................69
         Section 11.16     Severability..........................................................................69
         Section 11.17     One General Obligation ...............................................................69

Certain Loan Documents

         Form of Note
         Form of Mortgage
         Form of Security Agreement
         Form of Compliance Certificate
         Form of Borrowing Base Certificate

Schedules

         1.1      Lenders and Loan Commitments
         1.2      Lenders' Closing Fees
         1.3      Real Property Collateral
         4.1      States of Incorporation and Qualification, and Capitalization of Borrower and Subsidiaries
         4.2      Necessary Consents
         4.6      Judgments, Actions, Proceedings
         4.7      Defaults; Compliance with Laws, Regulations, Agreements

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         4.8      Burdensome Documents
         4.9(a)   Exceptions re Financial Statements
                             --
         4.14     Violations/Revocations of Licenses and Approvals
         4.15     Multiemployer Plans
4.17     UCC Filing Offices
         4.17(e)  Real Property Collateral Lease Representations and Warranties
         8.1      Permitted Security Interests, Liens and Encumbrances
         8.10     Additional Permitted Investments
         8.11     Additional Permitted Indebtedness

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                                 LOAN AGREEMENT

     This Loan Agreement (the "Agreement") is made and entered into as of the 16th day of August, 2000, by and among Omega Healthcare Investors, Inc., a Maryland corporation ("Omega"), and its subsidiaries, Sterling Acquisition Corp., a Kentucky corporation and Delta Investors I, LLC, a Maryland limited liability company (Omega and such subsidiaries being hereafter sometimes collectively referred to as "Borrowers", or individually as a "Borrower"), the "Lenders" (as hereafter defined), and The Provident Bank, an Ohio banking corporation in its capacity as Agent for the Lenders under this Agreement.

                             ARTICLE 1 DEFINITIONS.

         Section 1.1 Provisions  Pertaining  to  Definitions.

For all purposes of this Agreement, unless otherwise expressly specified:

                  (a) The expression "this Agreement" shall mean this Loan Agreement (including all of the Schedules and Exhibits hereto) as originally executed, or, if supplemented, amended or restated from time to time, as so supplemented, amended or restated;

                  (b) Unless the context clearly indicates the contrary, words importing the singular only shall include the plural and vice versa, and all references to dollars shall be United States Dollars;

                  (c) All of the uncapitalized terms contained in this Agreement which are defined under the UCC will, unless defined in the Loan Documents or the context clearly indicates otherwise, have the meanings provided for in the UCC;

                  (d) The term "including" is used by way of illustration and not by way of limitation; and

                  (e) The definition of any document, agreement or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof

         Section 1.2 Defined Terms.

As used in this Agreement, the following terms shall have the following meanings:


         "Accountants" mean Ernst & Young LLP or such other firm of certified public accountants selected by Omega and acceptable to Agent and Requisite Lenders.

         "Accounts" mean, with respect to any Person, such Person's "accounts" (as defined in the UCC), rental agreements, contracts, notes, bills, drafts, acceptances, documents of title and other contract rights, rights to payment and

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other  forms of  obligation  for the  payment  of  money,  whether  now owned or existing or hereafter acquired or arising or in which such Person now has or hereafter acquires any rights or interests, including, without limitation, all
(i) accounts receivable (whether or not specifically listed on schedules furnished to Agent or any Lender), accounts created by or arising from all of such Person's sales of goods, financial instruments, documents, permits or other items, or rendition of services, including funds transfer services, made under any of such Person's trade names or styles, or through any of such Person's subsidiaries or divisions, and all accounts acquired by assignment in the ordinary course of business; (ii) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom; (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods; (iv) reserves and credit balances held by such Person with respect to any such accounts or account debtors; (v) guarantees or collateral for any of the foregoing; and (vi) insurance policies or rights relating to any of the foregoing.

         "Additional Equity Contribution" has the same meaning as in the Investment Agreement.

         "Adjusted EBITDA" means for any period, with respect to Omega on a consolidated basis, determined in accordance with GAAP, the sum of net income (or net loss) for such period plus the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and (d) all accrued or paid taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains (it being acknowledged that non-cash gains or losses associated with or resulting from property dispositions or non-cash impairment charges shall be treated as extraordinary); and provided further, however, that the calculation of Adjusted EBITDA for any period during which an Investment or a Disposition was effected shall be determined on a pro forma basis as if such Investment or Disposition were effected on the first day of such period.

         "Affiliate" means, as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (a) any Person that owns directly or indirectly five (5%) percent or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or five (5%) percent or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (b) each shareholder, director and officer of any Borrower shall be deemed to be an Affiliate of Borrowers.

         "Agency Fees" mean annual fees, in an aggregate amount not to exceed $50,000 per annum, payable by Borrowers (i) to Agent, for its own benefit, in the amount of $25,000, and (ii) to Agent for each Lender in the amount of $5,000.
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         "Agent"  means  Provident  acting in the  capacity as Agent for Lenders under the Loan Documents and includes any other Person or Persons succeeding to the functions of Agent on, and subject to, the terms of this Agreement.

         "Aggregate EBITDAR" means, for any period, the sum of the amounts of EBITDAR for each Facility included in Real Property Collateral during such period attributable to the time during which each such facility was included in Real Property Collateral, or for the immediately preceding four (4) consecutive quarters if the Facility has been included in the Real Property Collateral for fewer than four (4) quarters.

         "Aggregate Rent Ratio" means, for all of the Facilities included in the Real Property Collateral, the ratio, as of each Computation Date, of (i) the Aggregate EBITDAR for such Facilities for the four fiscal quarters ending on the date ninety (90) days before such Computation Date, to (ii) the aggregate rental payments made to the Borrowers under the lease, master lease, management agreement or similar agreement between the Borrowers and the Operators of such Facilities for the same four fiscal quarters (or such shorter period included within such four quarter period as each such Facility was included in the Real Property Collateral).

         "Appraisal" means an appraisal providing an assessment of the fair market value of a Property (whether appraised on a stand-alone basis or "in bulk" together with similar Properties) which is independently and impartially prepared by a nationally recognized appraiser or an appraiser acceptable to Agent and having substantial experience in the appraisal of health care facilities and conforming to Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation.

         "Borrowing Base" means, as of any date as of which the amount thereof shall be determined, an amount, determined based on the most recent Compliance Certificate submitted by Borrowers pursuant to the terms hereof, equal to 75% of the product of (i) Aggregate EBITDAR, multiplied by (ii) 6.14. In no event shall the Borrowing Base exceed the Maximum Commitment for the Loans.

         "Borrowing Base Certificate" means a certificate, in form and substance satisfactory to Agent, setting forth the calculation of the Borrowing Base.

         "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in Cincinnati, Ohio are authorized or required to close.

         "Capital Expenditures" mean, for any period, the aggregate amount of all payments made or to be made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP.
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         "Capitalized  Lease" means any lease,  the  obligations  to pay rent or other amounts under which constitute Capitalized Lease Obligations.

         "Capitalized Lease Obligations" mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Cash" means, as to any Person, such Person's cash and Cash Equivalents

         "Cash Equivalents" mean (i) marketable direct obligations issued or unconditionally guaranteed or insured by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within three (3) months from the date of acquisition thereof; (ii) investments in certificates of deposit or bankers' acceptances maturing within three (3) months from the date of acquisition issued by any Lender or any other commercial bank organized under the laws of the United States or any state thereof that is a member of the Federal Reserve System having capital surplus and undivided profits aggregating at least Two Hundred Fifty Million Dollars ($250,000,000); (iii) investments in commercial paper of any Lender or of any other Person and maturing not more than six (6) months from the date of acquisition thereof; (iv) obligations of the type described in (i), (ii) or (iii) above purchased pursuant to a repurchase agreement obligating the counterpart to repurchase such obligations not later than thirty (30) days after the purchase thereof, secured by a fully perfected security interest in any such obligation, and having a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the issuing bank, (v) time deposits or Eurodollar time deposits maturing no more than thirty (30) days from the date of creation with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of One Hundred Thousand Dollars ($100,000) or the maximum insurance applicable to the aggregate amount of such Person's deposits in such institution, and (vi) investments in money market funds in aggregate amount of no more than $3,000,000 at any time outstanding and substantially all of whose assets are comprised of securities described in clauses (i) through (v) above.

          "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. ss.9601, et seq.

         "Certificate of Need" means all necessary licenses, permits and governmental authorizations required by any governmental authority in order to permit the operation of each Facility from time to time included within the Real Property Collateral as a health care facility.

         "Change in Control" means the occurrence of any of the following: (a) any Person, or a group of related Persons, other than Explorer Holdings, L.P., or any successor or assign thereof, shall acquire (i) beneficial ownership in excess of 25% of the outstanding stock of Omega or other voting interest having ordinary voting powers to elect a majority of the directors, managers or trustees of Omega (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (ii) all or substantially all of the Investments of Omega, or (b) a majority of the Board of Directors of Omega, at any time, shall be composed of Persons other than (i) Persons who were members of the Board of Directors on the date of this Agreement, or (ii) Persons who subsequently become members of the Board of Directors on the date of this Agreement, or (iii) Persons who subsequently become members of the Board of Directors and who either
(x) are appointed or recommended for election with the affirmative vote of a majority of the directors in office as of the date of this Agreement or (y) are appointed or recommended for election with the affirmative vote of a majority of the Board of Directors of Omega then in office.

         "Chattel Paper" means "chattel paper" as such term is defined in the UCC, now owned or existing or hereafter acquired or arising or in which a Person now has or hereafter acquires any rights or interests.

         "Closing Date" means the day on which the Lenders become obligated to make the Loans pursuant to this Agreement.

         "Closing Fee" means a fee payable by Borrowers to each Lender on or before the Closing Date in the respective amounts set forth in Schedule 1.2 hereto.

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated thereunder.

         "Collateral" means the Real Property Collateral and all of the following located on, generated by, arising from, or used in connection with, the Real Property Collateral: a Borrower's Certificates of Need, Accounts, Inventory, Equipment, General Intangibles, fixtures, leases, money, goods, motor vehicles, leasehold improvements, Documents, Instruments, Chattel Paper, Intellectual Property, inventory subject to leases and rights under lease agreements for the leasing of inventory, money, deposit accounts, securities, funds, rights to draw on letters of credit, permits, licenses and the Cash or noncash produces and Proceeds (including insurance or other rights to receive payment with respect thereto) of any of the foregoing and all accessions and additions to and replacements and substitutions for the foregoing, and all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records of Omega and each Subsidiary) (whether or not stored in written or electronic form) pertaining to any of the foregoing.

         "Compliance Certificate" means a certificate in form and substance satisfactory to Agent, executed by the chief executive officer or chief financial officer of Omega: (a) to the effect that as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to any action intended to be taken by any Borrower as described in such certificate, including, without limitation, that the covenants set forth in Section 7.9 hereof are and will be fully complied with, together with a calculation in reasonable detail, and in form and substance satisfactory to Agent, of such compliance, and (b) to the effect that the representations and warranties contained in Article 4 are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect.

         "Computation Date" means the last day of each fiscal quarter of Omega.

         "Debenture" means these certain Subordinated Debentures maturing on February 1, 2001.

         "Default" means an event which with notice or lapse of time, or both, would constitute an Event of Default.

         "Disposition" means the sale, lease, conveyance, transfer or other disposition of any Real Property Collateral (whether in one or a series of transactions), including accounts and notes receivable (with or without recourse) and sale-leaseback transactions.

         "Document" means any "document," as such term is defined in the UCC, now owned or existing or hereafter arising or acquired or in which a Person now has or hereafter acquires any rights or interests.

         "Dollars" and "$" mean lawful money of the United States of America.

         "EBITDA" means, for any period, with respect to Omega on a consolidated basis, determined in accordance with GAAP, the sum of net income (or net loss) for such period, plus the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains or interest income.

         "EBITDAR" means, for any period, with respect to a Facility included in Real Property Collateral during such period, determined in accordance with GAAP, the sum of net income (or net loss) after first subtracting a 4% management fee for such period, and then adding the sum of all amounts treated as expenses for:
(a) interest, (b) depreciation, (c) amortization, (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or net loss), and (e) the amount of all rental payments to a Borrower with respect to such Facility; provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains or interest income.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which is subject to ERISA.

         "Environmental Laws and Regulations" mean individually or collectively any applicable local, state or federal law, statute, rule, regulation, order, ordinance, common law, or permit or license term or condition pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting or disclosure, including, but not limited to CERCLA (including, but not limited to, the Superfund Amendments and Reauthorization Act), the Resource Conservation and Recovery Act (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984), the Toxic Substances Control Act, the Clean Water Act, the Safe Drinking Water Act, and the Clean Air Act, all as now or hereafter amended.

         "Environmental  Liability"  means any  liability  under any  applicable
Environmental Laws and Regulations for any disposal, release or threatened release of a hazardous substance pollutant or contaminant as those terms are defined under CERCLA, and any liability which would require a removal, remedial or response action, as those terms are defined under CERCLA, by any person or by any environmental regulatory body having jurisdiction over Omega and its Subsidiaries and/or any liability arising under any Environmental Laws and Regulations for Omega's or any Subsidiary's failure to comply with such laws and regulations, including without limitation, the failure to comply with or obtain any applicable environmental permit.

         "Environmental Proceeding" means any judgment, action, proceeding or investigation pending before any court or governmental authority, with respect to Omega or any Subsidiary and arising under or relating to any Environmental Laws and Regulations.

         "Equipment" means any "equipment," as such term is defined in the UCC, now owned or existing or hereafter acquired or arising (or in which a Person now has or hereafter acquires any rights or interests), and shall include, without limitation, any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts and accessories installed thereon or affixed thereto, and all other tangible personal property not otherwise described herein.

         "Equity Contribution" means the $100,000,000 purchase of Omega's Series C Preferred Stock by Explorer Holdings, L.P.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

         "ERISA Affiliate" means, as applied to any Borrower, any corporation, person or trade or business which is a member of a group which is under common control with any Borrower, who together with any Borrower, is treated as a single employer within the meaning of Section 414(b) - (o) of the Code and, if applicable, Section 4001(a)(14) and (b) of ERISA.

         "Event of Default" has the meaning provided in Article 9 hereof.

         "Facility" means a health care facility offering health care-related products and services, including any acute care hospital, rehabilitation hospital, nursing home, retirement center, long-term care facility, assisted living facility, or medical office building, and facilities directly related thereto.

         "Fleet Obligations" means the obligations of Omega and certain of its Affiliates under the Loan Agreement dated as of June 15, 2000, among Omega and certain of its Affiliates, the "Banks" named therein, and Fleet Bank, N.A., as Agent for such Banks, and under the other agreements, documents and instruments entered into in connection therewith.

         "Funded  Indebtedness"  means  as of any  date  of  determination,  all
Indebtedness   of  Omega  on  a  consolidated   basis  (other  than   contingent
liabilities).

         "GAAP" means generally accepted accounting principles, as in effect in the United States.

         "General Intangibles" mean any "general intangibles," as such term is defined in the UCC, now owned or existing or hereafter acquired or arising (or in which a Person now has or hereafter acquires any rights or interests) and, in any event, shall include, without limitation, all right, title and interest now in existence or hereafter arising in or to all customer lists, trademarks, service marks, patents, rights in intellectual property, trade names, copyrights, trade secrets, proprietary or confidential information, inventions and technical information, procedures, designs, knowledge, know-how, software, data bases, data, processes, models, drawings, materials, and records now owned or hereafter acquired, and any and all goodwill and rights of indemnification, and tax refunds and tax refund claims, pension plan refunds and reversions.

         "Hazardous Materials" mean any toxic chemical, hazardous substances, contaminants or pollutants, medical wastes, infectious wastes, or hazardous wastes defined as such, or included under or regulated by the Environmental Laws and Regulations.

         "Head Office" means, in relation to Agent, the head office of Provident located at One East Fourth Street, Cincinnati, Ohio 45202, or such office designated in writing to Borrowers and Lenders by Provident or any successor Agent.

         "Healthcare Assets" means as of any date as of which the amount thereof is to be determined, the aggregate amount equal to the sum of:

                  (i) the Appraised Value of each Facility owned entirely by a "borrower" (as defined in the loan agreement with respect to the Fleet Obligations) and leased to an Operator; plus

                  (ii) the lesser of the Appraised Value of any Facility encumbered by a "mortgage" (as defined in the loan agreement with respect to the Fleet Obligations) or the outstanding principal amount of the "mortgage" which encumbers any such Facility.

         "Indebtedness" means, with respect to any Person, all: (a) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (b) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (c) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (d) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

         "Indebtedness for Borrowed Money" means at any particular time, all Indebtedness (i) in respect of any money borrowed; (ii) evidenced by any loan or credit agreement, promissory note, debenture, bond, guaranty or other similar written obligation to pay money; or (iii) under any Capitalized Lease, all as determined in accordance with GAAP.

         "Instruments" mean "instruments," as such term is defined in the UCC, now owned or existing or hereafter acquired or arising or in which a Person now has or hereafter acquires any rights or interests.

         "Intellectual Property" means all copyrights, patents and trademarks, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any obligor with respect to any of the foregoing, in each case whether now or thereafter owned or used including, without limitation, the licenses or other agreements with respect to copyrights, patents or trademarks;
(c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media on which or in which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by a Person; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by a Person in respect of any of the items listed above.

         "Interest Coverage" means, as at the last day of any fiscal quarter, the ratio, determined by dividing EBITDA by Interest Expense; all of the foregoing calculated by reference to the immediately preceding four (4) fiscal quarters of Omega ending on such date of determination, but excluding interest on the Debentures and any other Indebtedness repaid with the proceeds of the Equity Contribution or the Additional Equity Contribution.

         "Interest Expense" means, for any period, on a combined basis, the sum of all interest paid or payable (excluding unamortized debt issuance costs) on all items of Indebtedness of Omega on a consolidated basis outstanding at any time during such period.

         "Interest Rate" means (a) the Prime-Based Rate, with respect to any portions of the Loans that are not LIBOR Loans, and the LIBOR-Based Rate, with respect any portions the Loans that are LIBOR Loans, and (b) with respect to any other Obligations, a rate equal to the Prime Rate plus two percent (2%).

         "Interest Rate Adjustment Date" means (i) with respect to those portions of the Loans which are LIBOR Loans, the first day of the LIBOR Period for which LIBOR-Based Rate is being determined for each such LIBOR Loan, and
(ii) with respect to those portions of the Loans which are not LIBOR Loans, each date upon which the Prime Rate from time to time changes.

         "Interest Rate Protection" means one or more agreements providing interest rate protection with respect to the interest payable by Borrowers in connection with the Loans, in form and substance satisfactory to Agent.

         "Inventory" means, with respect to any Person, such Person's "inventory" (as defined in the UCC) and other goods (as defined in the UCC), including without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in such Person's business, wherever located and whether in the possession of such Person or any other Person; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of such Person or any other Person; and (iii) all goods returned to or repossessed by such Person.

         "Investment" means all investments in any other Person by stock purchase, capital contribution, loan, advance, guaranty of any Indebtedness or creation or assumption of any other liability in respect of any Indebtedness of such other Person, or the transfer or sale of Property (otherwise than in the ordinary course of the business) to any other Person for less than payment in full in cash of the transfer or sale price or the fair value thereof (whichever of such price or value is higher), or the acquisition or purchase of Property (otherwise than in the ordinary course of business) of any other Person.

         "Investment Agreement" means the Investment Agreement dated as of May 11, 2000 by and between Omega and Explorer Holdings, L.P., a Delaware limited partnership, as the same has been amended as of the date hereof.

         "Latest Balance Sheet" has the meaning provided in Section 4.9 hereof.

         "Lenders" mean collectively each of the banks or lending institutions set forth on Schedule 1.1 and their respective successors and assigns, and any financial institutions which, pursuant to the terms of this Agreement, become from time to time a party to this Agreement after the date of this Agreement, and "Lender" means any one of Lenders.

         "Leverage Ratio" means, as of any date of determination thereof, the quotient of (a) Funded Indebtedness as of such date divided by (b) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on, or most recently before, such date.

         "LIBOR-Based Rate" means an annual rate of interest equal to the sum of
(i) the LIBOR Rate in effect as of the first day of LIBOR Period for which the LIBOR-Based Rate is being determined, plus (ii) the LIBOR Margin.

         "LIBOR Election" means an effective election by Borrowers to have the principal balance of the Loans, or one or more designated portions thereof, bear interest at the LIBOR-Based Rate for the LIBOR Period as designated therein in accordance with the provisions of Section 2.5(a).

         "LIBOR Loan" means all or such portions of the Loans with respect to which a LIBOR Election shall have been made for the applicable LIBOR Period with respect thereto.

         "LIBOR Margin" means one of the following percentages, depending on the Leverage Ratio, as determined by Agent as of the Computation Date for the immediately preceding fiscal quarter:

          Leverage Ratio LIBOR Margin Greater than or equal to 5.0:1 3.25% Greater than or equal to 4.5:1, but less than 5.0:1 3.00% Greater than or equal to 4.0:1, but less than 4.5:1 2.75% Less than 4.0:1 2.50%

         "LIBOR Period" means a period consisting of one (1), two (2), three (3) or six (6) calendar months, as designated by Borrowers from time to time in a LIBOR Election.

         "LIBOR Rate" means, as applicable to any LIBOR Loan, an interest rate per annum equal to the quotient of (i) the rate of interest Agent may quote to Borrowers, from time to time and subject to change without notice, determined on the basis of the offered per annum rate, estimated per annum rate, or the arithmetic mean of the per annum rates determined by Agent and rounded upward to two decimal points in its reasonable discretion for deposits in U.S. Dollars in an amount comparable to the LIBOR Loan for the LIBOR Period, which shall appear on page BBAM, captioned British Bankers Assoc. Interest Settlement Rates, of Bloomberg, a service of Bloomberg Partners (or such other page that may replace such page on that service for the purpose of displaying the LIBOR Rate), or if such service ceases to be available, such other reasonable source reporting "London Interbank Offered Rates" of major banks on the date that is two Business Days prior to the commencement of the LIBOR Period, divided by (ii) a number equal to one minus the aggregate (without duplication) of the rates (expressed as a decimal fraction) of the LIBOR Reserve Requirements current on the date two Business Days prior to the commencement of the LIBOR Period.

         "LIBOR Reserve Requirements" means, for any LIBOR Period for which a LIBOR Election is effective, the maximum reserves (whether basic, supplemental, marginal, emergency or otherwise) prescribed by the Board of Governors of the Federal Reserve System (or any successor) with respect to liabilities or assets consisting of or including eurocurrency funding, currently referred to as "Eurocurrency liabilities" (as defined in Regulation D of the Board of Governors of the Federal Reserve System), having a term equal to the LIBOR Period.

          "Licenses and Permits" mean all licenses, permits, registrations and recordings thereof and all applications incorporated into such licenses, permits and registrations now owned or hereafter acquired by any Person and required from time to time for the business operations of such Person.

         "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, claim or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the UCC.

         "Loan Commitment" means, in relation to any particular Lender, such Lender's Revolving Loan A Commitment and Revolving Loan B Commitment.

         "Loan Documents" mean this Agreement, the Notes, Security Documents, and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

         "Loan Limit" means, as of any date of determination, an amount equal to the lesser of (i) the Maximum Commitment for the Loans, and (ii) the Borrowing Base.

         "Loans" mean, collectively, Revolving Loan A and Revolving Loan B. "Loan" means, individually, each advance of Revolving Loan A and/or Revolving Loan B.

         "Material Adverse Effect" means any fact or circumstance which (a) materially and adversely affects the business, operation, property or financial condition of the Borrowers taken as a whole, or (b) has a material adverse effect on the ability of the Borrowers to perform their respective obligations under this Agreement, the Notes or the other Loan Documents.

         "Maximum Commitment" means (i) Sixty-Five Million and 00/100 Dollars ($65,000,000.00) with respect to Revolving Loan A, (ii) Ten Million and 00/100

Dollars ($10,000,000.00) with respect to Revolving Loan B, (iii) Seventy-Five Million and 00/100 Dollars ($75,000,000.00) with respect to the Loans on and after the Closing Date and prior to the Termination Date of Revolving Loan B, and (iv) Sixty-Five Million and 00/100 Dollars ($65,000,000.00) on and after the Termination Date of Revolving Loan B and prior to the Termination Date of Revolving Loan A.

         "Mortgage(s)" mean mortgages of Real Property Collateral in favor of Agent, for the benefit of Lenders, in form and substance satisfactory to Agent.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

         "Net Issuance Proceeds" mean, in respect of any issuance of Indebtedness or equity, the proceeds in Cash received by any Borrower upon or simultaneously with such issuance, net of direct costs of such issuance and any taxes paid or payable by the recipient of such proceeds.

         "Net Loss" means with respect to any period, the excess, if any of: (i) the aggregate amount of expenses of Omega on a consolidated basis, over (ii) the aggregate amount of revenues of Omega on a consolidated basis, in each case, during such period, as to all the foregoing, as determined in accordance with GAAP.

         "Net Proceeds" mean, in respect of any Disposition, the proceeds in Cash received by a Borrower upon or simultaneously with such Disposition, net of
(i) direct costs of such Disposition, (ii) any taxes paid or payable by the recipient of such proceeds, and (iii) amounts required to be applied to repay any Indebtedness secured by a lien on the asset which is the subject of the Disposition.

         "Notes" mean, collectively, the Revolving Loan A Notes and the Revolving Loan B Notes. "Note" means, individually, any one of the Notes, unless specifically identified.

         "Obligations" mean, collectively, all of the Indebtedness of any Borrower to Agent or any Lender, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those arising under the Loan Documents.

         "Omega's Fixed Coverage Ratio" means, as at the last day of any fiscal quarter, with respect to the immediately preceding four (4) fiscal quarters of Omega ending on such date, the ratio of (x) EBITDA, to (y) the sum of Interest Expense, and Cash dividends.

         "Operator" means the lessee of any Real Property Collateral, to the extent that such entity controls the operation of such Real Property Collateral.

         "Operator Aggregate Rent Ratio" means, for all of the Facilities included in the Real Property Collateral operated by a particular Operator, the ratio, as of each Computation Date of (i) the Aggregate EBITDAR for such Facilities for the four fiscal quarters ending on the date ninety (90) days before such Computation Date, to (ii) the aggregate rental payments accrued in accordance with GAAP to the Borrowers under the lease, master lease, management agreement or similar agreement between the Borrowers and the Operator of such Facilities for the same four fiscal quarters (or such shorter period included within such four quarter period as each such Facility was included in the Real Property Collateral).

         "Patents" mean all of the following in which a Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

         "PBGC" means  the Pension Benefit Guaranty Corporation.

         "Permitted Liens" mean, as to any Person: (a) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of Cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (b) liens imposed by law, including without limitation, carriers', warehousemen's, materialmen's and mechanics' liens, or liens arising out of judgments or awards or judicial attachment liens against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; (c) liens for taxes not yet subject to penalties for non-payment and liens for taxes the payment of which is being contested as permitted by Section 7.6 hereof; (d) non-consensual liens that have been bonded within thirty (30) days after notice of such lien(s) by a Person (not an Affiliate of Omega) reasonably satisfactory to Agent in an aggregate amount secured by all such liens not in excess of $5,000,000; (e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in this clause
(e) do not in the aggregate materially impair the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business; and (f) existing leases on the Real Property Collateral disclosed to Agent.

         "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either: (a) maintained by a Borrower for its employees, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which any Borrower is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Post-Default Rate" means a rate per annum equal to four percent (4.00%) in excess of the Interest Rate.

         "Prime-Based Rate" means an annual rate of interest equal to the sum of
(i) the Prime Rate as in effect from day to day plus (ii) the Prime Margin.

         "Prime Margin" means one of the following percentages, depending on the Leverage Ratio, as determined by Agent as of the Computation Date for the immediately preceding fiscal quarter:

          Leverage  Ratio                                   Prime  Margin
          Greater  than or equal to 5.0:1                       2.25%
          Greater than or equal to 4.5:1, but
               less than 5.0:1                                   2.00%
          Greater than or equal to 4.0:1, but
               less than 4.5:1                                   1.75%
          Less than 4.0:1                                        1.50%

         "Prime Rate" means the rate of interest established from time to time by Agent as its prime rate at its Head Office, whether or not Agent shall at times lend to other borrowers at lower rates of interest.

         "Proceeds" mean "proceeds," as such term is defined in the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, and (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority).

         "Projections" mean the (a) annual cash flow projections relating to Omega and its Subsidiaries for the years ending December 31, 2001 and 2002, and

(b) quarterly cash flow projections relating to Omega and its Subsidiaries for the period commencing April 1, 2000 through and including March 31, 2001, in each case including balance sheets and statements of operations (together with related assumptions) as furnished by Omega to Agent.

         "Property" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         "Pro Rata Share" means, in relation to any particular item, the share of any Lender in such item, which shall be in the same proportion which the aggregate amount of all of the obligations owing to such Lender with respect to such item at such time shall bear to the aggregate amount of all of the obligations owing to all Lenders with respect to such item at such time net of any and all charges or fees due and payable to Agent under the Loan Documents.

         "Provident" means The Provident Bank, an Ohio banking corporation.

         "Real Property Collateral" means that real property owned by a Borrower subject to the Mortgages and serving as collateral for the Loans, as set forth in Schedule 1.3 hereto, including the Facilities listed, and any real property hereafter substituted for the same or otherwise serving as collateral for the full and timely payment and performance of the Obligations and subject to a Mortgage and the terms and conditions of this Agreement.

         "Reference Period" means, with respect to a particular Computation Date, the period of four consecutive quarters ending on such Computation Date.

         "REIT Status" means, with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Sections 857 et seq. of the Code.

         "Rent Ratio" means, for each Facility included in the Real Property Collateral, the ratio, as of each Computation Date of (i) the EBITDAR for such Facility for the four fiscal quarters ending on the date ninety (90) days before such Computation Date, to (ii) the aggregate rental payments made to a Borrower under the lease, master lease, management agreement or similar agreement between the Borrower and the Operator of such Facility for the same four fiscal quarters (or such shorter period included with such four quarter period as such Facility was included in the Real Property Collateral).

         "Requisite Lenders" mean at any time those Lenders whose aggregate outstanding Loans equals or exceeds fifty-one percent (51%) of the sum of all of the outstanding Loans.

         "Revolving Loan A" means all loans made pursuant to Section 2.1 and any amounts added to the principal balance of Revolving Loan A pursuant to this Agreement.

         "Revolving Loan A Commitment" means, in relation to any particular Lender, the maximum amount of Revolving Loan A to be loaned by such Lender to Borrowers as set forth in Schedule 1.1.

         "Revolving Loan A Notes" shall mean, collectively, the promissory notes payable jointly and severally by Borrowers to the order of a Lender, in form and substance satisfactory to Agent and Lenders, executed and delivered by Borrowers as of the Closing Date with respect to Revolving Loan A.

         "Revolving Loan B" means all loans made pursuant to Section 2.2 and any amounts added to the principal balance of Revolving Loan B pursuant to this Agreement.

         "Revolving Loan B Commitment" means, in relation to any particular Lender, the maximum amount of Revolving Loan B to be loaned by such Lender to Borrowers as set forth in Schedule 1.1.

         "Revolving Loan B Notes" shall mean, collectively, the promissory notes payable jointly and severally by Borrowers to the order of a Lender, in form and substance satisfactory to Agent and Lenders, executed and delivered by Borrowers as of the Closing Date with respect to Revolving Loan B.

         "Security Agreement" means a security agreement executed by a Borrower granting Agent, for the benefit of Lenders, a security interest in the Collateral other than the Real Property Collateral, in form and substance satisfactory to Agent.

         "Security Documents" mean all documents providing collateral security for the full and timely payment and performance of the Obligations and the terms and conditions of this Agreement, including Mortgages, Security Agreements, Guaranties and UCC financing statements.

         "Subsidiary" means, with respect to any person, any corporation, partnership, limited liability company, joint venture or other entity, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, (b) in the case of a partnership, limited liability company, or other entity, in which such Person is a general partner or manager or managing member or of which a majority of the partnership or other equity interests are at the time owned by such Person and/or one or more of its Subsidiaries, or (c) in the case of a joint venture, in which such Person is a joint venturer and of which a majority of the ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of Omega.

         "Tangible Net Worth" means the sum of capital surplus, earned surplus (after the reduction for common and preferred dividends) and capital stock, minus deferred charges, intangibles and treasury stock, all as determined in accordance with GAAP consistently applied.

         "Termination Date" means the earliest of (i) June 30, 2005 with respect to Revolving Loan A, (ii) March 31, 2002 with respect to Revolving Loan B, (iii) the date upon which the entire principal of the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or Requisite Lenders or otherwise), or (iv) the date upon which the Loan Commitments terminate pursuant to Section 9.1.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio, provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's security interest in any of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "Unused Facility Fee" means a fee payable to Agent, for the benefit of Lenders, equal to one of the following percentages per annum (computed on the basis of a 360-day year for the actual number of days elapsed) on the daily unused balance of the Maximum Commitment, as determined quarterly by Agent as of the Computation Date for the immediately preceding fiscal quarter:

         Leverage Ratio Unused Facility Fee Greater than or equal to 5.0:1 0.50% Greater than or equal to 4.5:1, but less than 5.0:1 0.45% Greater than or equal to 4.0:1, but less than 4.5:1 0.35% Less than 4.0:1 0.30%

         Section 1.3 GAAP. Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

                              ARTICLE 2. THE LOANS.

         Section 2.1  Revolving  Loan A.

Each Lender having a Revolving Loan A Commitment, severally and not jointly, will, subject to the terms and conditions of this Agreement, make its Pro Rata Share of Revolving Loan A to Borrowers, in an aggregate amount not to exceed at any time such Lender's Revolving Loan A Commitment, at such times and in such amounts as shall be requested by Borrowers in compliance with Section 2.3. Borrowers may borrow, repay and reborrow Revolving Loan A on and after the Closing Date until the Termination Date of Revolving Loan A, subject to the terms and conditions of this Agreement.

         Section 2.2  Revolving  Loan B.

Each Lender having a Revolving Loan B Commitment, severally and not jointly, will, subject to the terms and conditions of this Agreement, make its Pro Rata Share of Revolving Loan B to Borrowers, in an aggregate amount not to exceed at any time such Lender's Revolving Loan B Commitment, at such times and in such amounts as shall be requested by Borrowers in compliance with Section 2.3. Borrowers may borrow, repay and reborrow Revolving Loan B on and after the Closing Date until the Termination Date of Revolving Loan B, subject to the terms and conditions of this Agreement.

         Section 2.3  Loan Advances

                  (a) All advances of the Loans shall be effectuated at Omega's request either through wire transfer as directed by Omega or by receipt by Agent of a check drawn on an account of Omega maintained with Agent. Any request for advance by wire transfer may be transmitted to Agent at its Head Office via facsimile, provided Omega immediately notifies Agent by telephone of such transmission. All such requests for wire transfer advances shall be made to and received by Agent not later than 11:00 a.m. Cincinnati, Ohio time on the date on which such advance is requested to be made, and each such check or wire transfer request shall be deemed to be a request for an advance of the Loans on the date when received and processed by Agent. Each request for an advance of the Loans shall be made only by a duly authorized officer of Omega identified to Agent as such. Each request for an advance of the Loans must be in an amount not less than $1,000,000.

                  (b) On and after the Closing Date and prior to the Termination Date of Revolving Loan B, the amount of each advance made under this Agreement shall be allocated 86.67% to Revolving Loan A and 13.33% to Revolving Loan B. Thereafter, the amount of each advance under this Agreement shall be allocated 100% to Revolving Loan A. Agent shall promptly notify each Lender of its Pro Rata Share of each requested Loans advance and the date of such advance. On the borrowing date specified in such notice, each Lender shall make its share of the advance available at the Head Office of Agent for deposit to such account as Agent shall designate, no later than 1:00 p.m. Cincinnati time in Federal or other immediately available funds.

                  (c) On the Closing Date, as provided in Section 3.5 hereof, and not later than forty-five (45) days after each Computation Date (ninety (90) days in the case of a fiscal year-end Computation Date), Borrowers shall submit to Agent a Borrowing Base Certificate, setting forth the calculation of the Borrowing Base as of such Computation Date. Lenders shall have no obligation to fund any request for an advance of the Loans unless Agent shall have timely received and shall have approved such Borrowing Base Certificate.

         Section  2.4 The  Notes.

The absolute and unconditional, joint and several, obligation of Borrowers to repay to each Lender such Lender's Pro Rata Share of the principal of Revolving Loan A and the interest thereon shall be evidenced by a separate Revolving Loan A Note and the amount of such Lender's Revolving Loan A Commitment, dated as of the Closing Date. The absolute and unconditional, joint and several, obligation of Borrowers to repay to each Lender such Lender's Pro Rata Share of the principal of Revolving Loan B and the interest thereon shall be evidenced by a separate Revolving Loan B Note in the amount of such Lender's Revolving Loan B Commitment, dated as of the Closing Date. All payments under the Notes shall be made to Agent at its Head Office, for the account of Lenders, and Agent shall allocate all payments received from Borrower among all Lenders in accordance with Section 2.8(b).

         Section 2.5       Interest Payable on the Loans.

                  (a) Determination of Interest Rate For the Loans. The Interest Rate for the Loans shall be determined as follows:

                    (i) During the applicable  LIBOR Period specified in a LIBOR
               Election, the principal balance of such portions of the Loans which are the subject of such LIBOR Election shall bear interest at the applicable LIBOR-Based Rate. The principal balance of such portions of the Loans other than the LIBOR Loans shall bear interest at the Prime Based Rate. The foregoing provisions of this clause (i) are subject to imposition of the Post-Default Rate as provided in Section 2.5(d).

                    (ii) On the  Closing  Date and from time to time as provided below, Borrowers may make a LIBOR Election in accordance with the following provisions of this clause (ii). Any LIBOR Election, in order to be effective, must be made by written notice, signed by a duly authorized officer of Omega identified to Agent as such, given to Agent and actually received by Agent, and must specify the portions of the Loans which are the subject thereof and the LIBOR Period applicable thereto. Any LIBOR Election shall become effective as of the first day of the calendar month first occurring not less than three Business Days after Agent's receipt of the LIBOR Election, and shall remain effective, as to each LIBOR Loan specified therein, until the end of the LIBOR Period applicable thereto (excluding the last day thereof). Other than with the consent of Agent, Borrowers may not have more than three LIBOR Loans outstanding at any time, and any LIBOR Election that would result in more than three LIBOR Loans being outstanding shall not be effective.

                    (iii) The Prime-Based  Rate and the LIBOR-Base Rate shall be adjusted on each Interest Rate Adjustment Date, to be effective upon such change.

                    (iv) Notwithstanding any other provisions of this Section 2.5(a) to the contrary, (A) Borrowers may not make a LIBOR Election if, at any time, deposits in Dollars for the requested LIBOR Period are not available to Agent in the London interbank market, or (B) Borrowers may not make a LIBOR Election, and if a LIBOR Election is in effect with respect to LIBOR Loan, it shall be terminated if, at any time, by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive of such authority (whether or not having the force of law), including, without limitation, exchange controls, Agent reasonably determines that it is impracticable, unlawful or impossible for any Lender to maintain LIBOR Loans at the LIBOR-Based Rate.

                  (b) Interest Rate on Other Obligations. The outstanding amount of any Obligations other than the Loans shall bear interest at the applicable Interest Rate, subject to the imposition of Post-Default Rate as provided in
Section 2.5(d).

                  (c) Interest Payments. Borrower shall pay to Agent, for the account of Lenders, (i) interest accrued through the date of payment on the outstanding principal amount of each LIBOR Loan in arrears on the last day of each LIBOR Period applicable thereto, and (ii) interest accrued through the date of payment on each Loan other than a LIBOR Loan monthly in arrears commencing on August 31, 2000 and continuing on the last day of each calendar quarter thereafter; provided, however, that if Borrowers elect, pursuant to this Section 2.5, to convert a portion of the Loan other than a LIBOR Loan to a LIBOR Loan, Borrowers shall pay all interest accrued but unpaid on the portion of the Loan being converted for the period commencing on the date of the last interest payment for such portion of the Loan to (but not including) the first day of the LIBOR Period for the LIBOR Loan into which such portion of the Loan was converted. Except as otherwise provided in this Section 2.5, Borrowers shall pay to Agent, for the benefit of Lenders, interest accrued through the date of payment on all other Obligations immediately upon demand.

                  (d) Post-Default Rate. Upon the occurrence and during the continuance of any Event of Default, the outstanding principal and all accrued and unpaid interest, as well as any other Obligations due Lenders or Agent hereunder or under any Loan Document, shall bear interest at the Post-Default Rate from the date on which such Event of Default shall have occurred to the date on which such Event of Default shall have been waived or cured.

         Section 2.6 Principal Repayments on the Loans.

                  (a) Repayments on the Loans. Borrowers shall have the right to repay the principal of the Loans in full or in part at any time and from time to time, without any penalty or premium except as provided in Section 2.7(a) hereof.

                  (b) Loan Overadvance. Subject to the provisions of Section 3.5 hereof, if at any time the amount of the Loans outstanding to Borrowers exceeds the Loan Limit, Borrowers shall be obligated to immediately repay the amount that exceeds the Loan Limit.

                   (c) Net Proceeds. If any Borrower shall at any time agree to a Disposition, Borrowers shall promptly notify Agent of such Disposition and shall repay the Loans in an amount equal to the aggregate Net Proceeds of such Disposition unless, pursuant to Section 3.5 and 8.4, additional Real Property Collateral is substituted for the Real Property Collateral that is the subject of the Disposition.

                  (d) Net Issuance Proceeds. If any Borrower shall make any public or private issuance of Indebtedness or equity (other than in connection with any dividend reinvestment program(s), the Investment Agreement, the Fleet Obligations or any other issuance of Indebtedness or equity of up to Fifty Million ($50,000,000) Dollars received prior to February 1, 2001 (provided that such Indebtedness by its terms matures later than December 31, 2002)), Borrowers shall promptly notify Agent of such issuance and, immediately upon receipt of such Net Issuance Proceeds, repay the Loans as follows: (i) if and to the extent that pursuant to the Fleet Obligations any Borrower is required to apply Net Issuance Proceeds to repay the Fleet Obligations and the Net Issuance Proceeds exceed the amount necessary to reduce the then outstanding Fleet Obligations to zero or (ii) the Fleet Obligations have been terminated not in connection with or as a result of replacement financing. If the Fleet Obligations are terminated in connection with or as a result of replacement financing (whether secured or unsecured), then any subsequent Net Issuance Proceeds shall be applied, on a pro rata basis (in accordance with the relative aggregate commitments of the lenders under the replacement financing and the aggregate commitments of Lenders under this Agreement), to repay the then outstanding obligations under the replacement financing and the Loans.

         Section 2.7  Certain Fees.

                  (a) LIBOR Prepayment Fee. If (i) Borrowers fail to borrow a LIBOR Loan that is the subject of a LIBOR Election or (ii) Agent or Lenders receive or recover, whether by voluntary or mandatory prepayment, acceleration or otherwise, all or any part of a LIBOR Loan prior to the last day of the applicable LIBOR Period, then Borrowers shall pay to Agent, for the ratable benefit of Lenders, in addition to any other Obligations, a LIBOR prepayment fee in an amount equal to the "interest differential amount" as described below; provided that if the "interest differential amount" is a negative number, then there shall be no LIBOR prepayment fee. The "interest differential amount" shall be determined by (I) multiplying (A) the difference between the LIBOR Rate used in determining the then effective LIBOR-Based Rate for the applicable LIBOR Loan and the then current "bid side" reinvestment LIBOR Rate as of the date of determination by (B) the amount of the LIBOR Loan which Borrowers have prepaid or failed to borrow, and (II) multiplying the product determined in (I) above by a fraction, the numerator of which is the number of days remaining through the last day of the applicable LIBOR Period, and the denominator of which is 360.

                  (b) Unused Facility Fee. Borrowers shall pay to Agent, for the benefit of Lenders, the Unused Facility Fee, which shall commence to accrue on the Closing Date, in quarterly installments in arrears with the first installment being due on September 30, 2000 and subsequent installments due on the last day of each succeeding calendar quarter thereafter until the Termination Date for all of the Loans, at which time all accrued amounts of the Unused Facility Fee shall be immediately due and payable.

                  (c) Agency Fees. On or before the Closing Date and each anniversary of the Closing Date, Borrowers shall pay the Agency Fees to Agent, for the benefit of Agent and for the benefit of Lenders, in accordance with the definition of "Agency Fees".

         Section 2.8 Payments and Computations.

                  (a) Time and Place of Payments. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, each payment to be made by Borrowers to Agent or any Lender under this Agreement or any of the other Loan Documents, shall be made directly to Agent, at Agent's Head Office, not later than 12:00 noon Eastern Standard or Eastern Daylight Time, as applicable, in Cincinnati, Ohio, on the due date of each such payment in immediately available and freely transferable funds. Agent will promptly cause to be distributed to each Lender in immediately available and freely transferable funds such Lender's Pro Rata Share of each such payment received by Agent. In order to cause timely payment to be made to Agent of all Obligations as and when due, Borrowers hereby authorize and direct Agent, at Agent's option, to debit any account of any Borrower with Agent or to initiate an advance under the Loans (thereby increasing the principal balance of the Loans) when such Obligations become due.

                  (b) Application of Funds. Notwithstanding anything herein to the contrary, the funds received by Agent with respect to the Obligations shall be applied as follows:

                    (i) No  Default.  If the  Notes  have not  been  accelerated pursuant to Section 9.1 and if no Event of Default shall have occurred and be continuing at the time Agent receives such funds, in the following manner: (a) first, to the payment of all reasonable fees, charges and other sums (with the exception of principal and interest) due and payable to Agent or Lenders under the Notes, this Agreement or the other Loan Documents at such time; (b) second, if the payment is made on the Termination Date of Revolving Loan B, and such date is not also the Termination Date of Revolving Loan A, to the payment of all interest accrued on the principal of the Revolving Loan B Notes, in accordance with each Lender's Pro Rata Share of Revolving Loan B; (c) third, if such payment is made on the Termination Date of Revolving Loan B, and such date is not also the Termination Date of Revolving Loan A, to the payment of all principal outstanding under the Revolving Loan B Notes, in accordance with each Lender's Pro Rata Share of Revolving Loan B; (d) fourth, (A) 86.67% to the payment of all interest due and payable on the principal of the Revolving Loan A Notes, in accordance with each Lender's Pro Rata Share of Revolving Loan A, and (B) 13.33% to the payment of all interest due and payable on the principal of the Revolving Loan B Notes, in accordance with each Lender's Pro Rata Share of Revolving Loan B; (e) fifth, (I) 86.67% to the payment of the outstanding principal amount of the Revolving Loan A notes, in accordance with each Lender's Pro Rata Share of Revolving Loan A, and (II) 13.33% to the payment of the outstanding principal amount of the Revolving Loan B Notes, in accordance with each Lender's Pro Rata Share of Revolving Loan B; (f) sixth, to the other Obligations in such amounts and in such order and priority as Agent, in its sole discretion may determine; and (g) seventh, to Borrowers.

                    (ii) Default. If the Notes have been accelerated pursuant to
               Section 9.1, or if an Event of Default shall have occurred and be continuing at the time Agent receives such funds, in the following manner: (a) first, to the payment or reimbursement of Lenders and Agent for all costs, expenses, disbursements and losses which shall have been incurred or sustained by Lenders or Agent in or incidental to the collection of the Obligations or the exercise, protection or enforcement by Lenders and Agent of all or any of the rights, remedies, powers and privileges of Lenders and Agent under this Agreement, the Notes, or any of the other Loan Documents and in and towards the provision of adequate indemnity to Agent and any of Lenders against all taxes or Liens which by law shall have, or may have, priority over the rights of Agent or Lenders in and to such funds and (b) second, to the payment of all of the Obligations in accordance with Section 2.8(b)(i).

                  (c) Payments on Business Days. If any sum would (but for the provisions of this Section 2.8(c)) become due and payable to Agent or any Lender by Borrowers under any of the Loan Documents on any day which is not a Business Day, then such sum shall become due and payable on the Business Day next succeeding the day on which such sum would otherwise have become due and payable hereunder or thereunder, and interest payable to Agent or any Lender under this Agreement or any of the other Loan Documents shall continue to accrue and shall be adjusted by Agent accordingly.

                  (d) Computation of Interest. All computations of interest payable under this Agreement, the Notes or any of the other Loan Documents shall be computed by Agent on the basis of the actual principal amount outstanding on each day during the payment period and shall be calculated on the basis of the actual number of days elapsed during such period for which interest is being charged, predicated on a year consisting of three hundred sixty (360) days. The daily interest charge shall be one-three hundred sixtieth (1/360) of the annual interest amount. Each determination of any interest rate by Agent pursuant to this Agreement, any Note or any of the other Loan Documents shall be conclusive and binding on Borrowers in the absence of manifest error. Absent manifest error, a certificate or statement signed by an authorized officer of Agent shall be conclusive evidence of the amount of the Obligations due and unpaid as of the date of such certificate or statement.

         Section 2.9 Payments to be Free of Deductions.

Each payment to be made by Borrowers to Agent or any Lender under this Agreement, any Note or any of the other Loan Documents shall be made in accordance with Section 2.8, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any political subdivision or any taxing or other authority therein, unless a Borrower is compelled by law to make any such deduction or withholding. In the event that any such obligation to deduct or withhold is imposed upon a Borrower with respect to any such payment payable by Borrowers to Agent or any Lender, (a) Borrowers shall be permitted to make the deduction or withholding required by law in respect of the said payment, and (b) there shall become and be absolutely due and payable by Borrowers to Agent or such Lender on the date on which the said payment shall become due and payable, and Borrowers hereby promise to pay to Agent or such Lender on such date, such additional amount as shall be necessary to enable Agent or such Lender to receive the same net amount which Agent or such Lender would have received on such due date had no such obligation been imposed by law. Anything in this Section 2.9 to the contrary notwithstanding, the foregoing provisions of this Section 2.9 shall not apply in the case of any deductions or withholdings made in respect of taxes charged upon or by reference to the overall net income, profits or gains of Agent or any Lender.

         Section 2.10  Permitted  Uses of Loan  Proceeds.

Borrowers represent, warrant and covenant to Agent and each Lender that all proceeds of the Loans shall be used by the Borrower solely for the purpose of repayment of existing Indebtedness for Borrowed Money of Borrowers (including the payments required under Section 5.1(i) of this Agreement), and for general corporate and working capital purposes (including without limitation those contemplated by Sections 8.2, 8.10 and 8.15 of this Agreement).

         Section 2.11  Additional  Costs,  Etc.

If any Lender shall reasonably determine that any future applicable law, rule or regulation, or any change in any present law or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, to a level below that which such Lender could have achieved but for such adoption, change or compliance by any amount deemed by such Lender to be material and is not otherwise reflected in the interest and other charges payable by Borrowers hereunder, then Borrowers shall pay to such Lender upon written demand, setting forth a brief explanation of the amounts demanded, such amount or amounts, in addition to the amounts payable under the other provisions of this Agreement or the Notes, as will compensate such Lender for such reduction. Determinations by any Lender of the additional amount or amounts required to compensate such Lender in respect of the foregoing shall be conclusive in the absence of manifest error. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

         Section  2.12 Agent and Lender Statements.

A statement signed by an officer of any Lender setting forth any additional amount required to be paid by Borrowers to Agent or such Lender under Sections
2.9 or 2.11, and the computations made by Agent or such Lender to determine such additional amount or amounts, shall be submitted by Agent or such Lender to Borrowers in connection with each demand made at any time by Agent (and copies thereof delivered to each other Lender) or such Lender under either of such Sections. A claim by Agent or any Lender for all or any part of any additional amounts required to be paid by Borrowers under Sections 2.9 or 2.11 may be made before or after any payment to which such claim relates. Each such statement shall, in the absence of manifest error, constitute conclusive evidence of the additional amount required to be paid to Agent or such Lender, provided it sets out in reasonable detail the reasons for such notice and the averaging and attribution methods used by Agent or such Lender to determine the amounts set forth in such notice.

                              ARTICLE 3. SECURITY.

         Section 3.1 Security Interest.

To secure the due and punctual payment, performance and observance of the Obligations, each Borrower hereby grants to, creates in favor of, and pledges and collaterally assigns to Agent, for the benefit of Lenders, a lien and security interest in and to all of said Borrower's Collateral. To further secure the due and punctual payment, performance and observance of the Obligations, each Borrower has executed and delivered Security Documents applicable to such Borrower's Collateral; and shall deliver to Agent, to the extent required herein or upon Agent's request in accordance with the terms of this Agreement, all Instruments, Documents and Chattel Paper in which said Borrower from time to time has an interest and included within the Collateral and such other documents as Agent may request to perfect a security interest in the Collateral.

         Section 3.2   [RESERVED].

         Section 3.3 Financing Statements;  Additional Documents.

Each Borrower shall take all action necessary or as reasonably requested by Agent to continue as perfected the first lien and security interest in the Collateral, except for such Collateral in which a first lien can be perfected only by possession and such possession is not required by Agent. Such filings shall be in form and substance required by Agent, and Borrowers shall pay all costs of recording and filing financing statements (and any continuation or termination statements with respect thereto) and any other documents, titles, statements, assignments or the like reasonably required to create, maintain, preserve or perfect the liens or security interests granted under the Loan Documents, together with costs and expenses of any lien or UCC searches reasonably required by Agent in connection with the making of the Loan. At Agent's request, each Borrower shall execute and deliver to Agent, at any time and from time to time hereafter, all supplemental documentation that Agent may reasonably request to perfect, maintain, preserve or continue the security interest and liens granted Agent, for the benefit of Lenders, hereby and under any of the other Loan Documents, in form and substance acceptable to Agent, and pay the costs of preparing and recording or filing of the same. Each Borrower agrees that a carbon, photographic, or other reproduction of this Agreement, any Security Agreement or of a financing statement is sufficient as a financing statement. Except as otherwise provided in this Agreement, each Borrower, immediately on acquiring Collateral for which separate perfection is necessary or reasonably considered desirable by Agent, shall deliver to Agent any and all evidence of ownership of any such property and shall take all such action as may be reasonably necessary to perfect Agent's security interest in such property. Each Borrower shall perform all reasonable acts and execute or cause to be executed all documents as Agent reasonably deems necessary or desirable, to establish, perfect, record and maintain the security interest in the
Intellectual Property included in the Collateral and the goodwill symbolized thereby (whether now existing or hereafter acquired).

         Section  3.4  Accounts;  Chattel  Paper;  Lease  Agreements.

After the occurrence of an Event of Default and during the continuance thereof, Agent shall have the right at any time to notify any Person obligated to make payments to each Borrower with respect to Accounts, Chattel Paper and lease agreements included in the Collateral to make such payments directly to or at the direction of Agent, for the benefit of Lenders.

         Section 3.5  Removal and Substitution of Real Property Collateral.

                  (a) Each Borrower may, upon written notice to Agent, request that any Property serving as Real Property Collateral hereunder be removed from serving as such and the Mortgage thereon released and terminated. So long as the removal of such Property from the Real Property Collateral will not cause a Default or Event of Default hereunder, cause the Aggregate Rent Ratio to be less than 1.25:1 or cause the outstanding principal balance of the Loans to exceed the Loan Limit, and so long as Agent shall consent to such removal (such consent not to be unreasonably withheld), Agent shall, upon receipt of such request, notify such Borrower of the acceptance of the same and deliver to said Borrower documentation sufficient to release and terminate the Mortgage on such Property.

                  (b) In the event that a Borrower requests that any Property serving as Real Property Collateral hereunder be removed from serving as such and the Mortgage thereon released and terminated, but such removal and release would cause a Default or Event of Default hereunder, cause the Aggregate Rent Ratio to be less than 1.25:1 or cause the outstanding principal balance of the Loans to exceed the Loan Limit, the requesting Borrower may substitute new Property, in accordance with Section 3.5(c), so that as a result of the removal and substitution transaction, no Default or Event of Default would exist nor would the Aggregate Rent Ratio be less than 1.25:1 nor would the outstanding principal balance of the Loans exceed the Loan Limit.

                  (c) Adding new Property to the Real Property Collateral, or substituting new Property for Property being removed from the Real Property Collateral, shall be subject to the Person owning the Property in question being a Subsidiary of Omega, such Person executing and delivering to Agent, if such Person is not already a Borrower, such documents and agreements as Agent may require to cause such Person to become a Borrower under the Loan Documents, and Omega and/or such Person (i) delivering to Agent a Compliance Certificate and a Borrowing Base Certificate showing, among other things, that as a result of such transaction, no Default or Event of Default will exist nor will the outstanding principal balance of the Loans exceed the Loan Limit, (ii) delivering to Agent prior to the date of such addition or substitution all those items listed in and otherwise satisfying the conditions set forth in Section 5.1(e) and 5.2 hereof (regardless of the date set forth in said Section 5.1(e) and 5.2), and such other information and documents as have been requested by Agent with respect to the Property proposed to be included in the Real Property Collateral, in form and substance satisfactory to Agent, and (iii) paying all costs, fees and expenses as provided in Section 3.8. In no event shall any new Property be added to the Real Property Collateral or substituted for Property which is included in the Real Property Collateral if such addition or substitution (i) would cause the Aggregate Rent Ratio to be less than 1.25:1, or (ii) such Property would be excludable from Real Property Collateral pursuant to Section 3.5(d).

                  (d) With respect to any Property serving as Real Property Collateral, upon the occurrence of any one of the following events, such Property shall be deemed removed from the Real Property Collateral, and the EBITDA and EBITDAR thereof shall not be included in any calculation or determination under this Agreement:

                    (i) upon the  occurrence  and  continuance  for a period  in excess of three (3) months of a default which relates to the failure to pay (other than through application of a security deposit) any monetary obligation under, or any termination of, any lease, master lease, management agreement, or other similar form of agreement or contract between such Borrower and the Operator for such Property;

                    (ii) upon the  attachment to such Property of any Lien other than a Permitted Lien;

                    (iii) upon the  occurrence  of any damage or other  casualty to, or the taking of, through eminent domain or otherwise, such Property;

                    (iv) upon Agent's inability, following reasonable efforts to do so, to perfect its security interest in such Property;

                    (v) any Borrower shall fail to provide any item with respect to such Property as required by Section 5.2 hereof, or any such item shall not be satisfactory in form and substance to Agent;

                    (vi) if the Rent Ratio for such Property  shall be less than
               1.25:1 as of any Computation Date, unless (A) if the Operator of the Facility at such Property is Advocat, Advocat's Operator Aggregate Rent Ratio is equal to or greater than .80:1 as of such Computation Date, or (B) if the Operator of the Facility at such Property is a Person other than Advocat, such Operator's Operator Aggregate Rent Ratio is equal to or greater than 1.25:1 as of such Computation Date; or

                    (vii) if, as of any Computation  Date, the ratio between (A)
               the aggregate rental payments made to the Borrowers properly allocable to the Facilities under the lease, master lease, management agreement or similar agreement between any of the Borrowers and the Operators of the Facilities which comprise the Real Property Collateral for the four fiscal quarters ending on the date ninety days before such Computation Date, and (B) the sum of all interest paid or payable on the Obligations (excluding unamortized debt issuance costs) for the same four fiscal quarters (computed on an annualized basis if the Loans have not been in place for such four quarters) is less than 1.10 to 1.00; or

                    (viii) any Security Document shall cease to be in full force and effect or shall cease to give Agent the Liens purported to be created thereby in favor of Agent, for the benefit of Lenders
               (unless due to acts or omissions of Agent, such as failure to file continuation statements).

               Such removal shall proceed in the same manner as a removal under Sections 3.5(a) and (b) above.

                  (e) If the outstanding principal balance of the Loans shall at any time exceed the Loan Limit, Agent shall so notify the Borrowers, and they shall, within twenty-four (24) hours thereafter, notify Agent that either (i) Borrowers shall immediately make a payment on the Loans, or (ii) the Borrowers shall within fifteen (15) days after Agent's notice add new Property to the Real Property Collateral in accordance with Section 3.5(c), such that the outstanding principal balance of the Loans will no longer exceed the Loan Limit, and pay the fees and expenses associated therewith as provided in Section 3.8; provided, however, that in connection with any addition of new Property, Borrowers shall have a reasonable time (not to exceed sixty (60) days after Agent's notice) to provide such items of information with respect to the new Property which cannot reasonably be provided within the fifteen day period.

                  (f) If the Aggregate Rent Ratio shall be less than 1.25:1 as of any Computation Date, the Borrowers shall within fifteen (15) days add new Property to the Real Property Collateral in accordance with Section 3.5(c) such that the Aggregate Rent Ratio is no longer less than 1.25:1; provided, however, that in connection with any addition of new Property, Borrowers shall have a reasonable time (not to exceed sixty (60) days after Agent's notice) to provide such items of information with respect to the new Property which cannot reasonably be provided within the fifteen day period.

         Section 3.6 Between Agent and Lenders

As between Lenders and Agent, (a) Agent will hold all items of the Collateral at any time received under this Agreement in accordance with the terms hereof, and
(b) by accepting the benefits of this Agreement, each Lender acknowledges and agrees that (1) the obligations of Agent as a holder of the Collateral and any interest therein and with respect to any disposition of any of the Collateral or any interest therein shall be only those obligations expressly set forth in this Agreement, and (2) subject to the provisions of Section 10.9 hereof, this Agreement may be enforced against any Borrower only by the action of Agent, and that no Lender shall have any right individually to seek to enforce this Agreement against any Borrower, it being understood and agreed that such rights and remedies may be exercised by Agent, for the benefit of Lenders, upon the terms and conditions of this Agreement. As between Borrowers and Agent, Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority to so act or refrain from acting.

         Section 3.7 Release of Collateral.

Upon Borrowers' full performance of their Obligations, including, without limitation, payment in full of the Notes, and termination of Borrowers' right to borrow under this Agreement, Agent shall, upon payment of fees and expenses as provided in Section 3.8, release its security interest in all Collateral. Upon any sale of Collateral permitted pursuant to this Agreement or the Security Documents, Agent shall, upon payment of fees and expenses as provided in Section 3.8, release its interest in the portion of the Collateral being sold, without prejudice to the continuation of its lien on any other Collateral.

         Section 3.8 Payment of Expenses.

In connection with any transaction pursuant to this Article 3, Borrowers shall pay all of Agent's fees, costs and expenses in connection therewith, including, without limitation, fees and costs of Agent's counsel and recording fees and costs.

                   ARTICLE 4. REPRESENTATIONS AND WARRANTIES.

         Borrowers, and, as applicable, each Borrower, represents and warrants to Agent and each Lender as follows (with the making of each advance on the Loans after the date of this Agreement being deemed to constitute a representation and warranty that the matters specified in this Article 4 are true and correct on and as of the date of such advance unless such representation and warranty indicates that it is being made as of a specific date):

         Section 4.1  Organization.

                  (a) Each Borrower is duly organized and validly existing under the laws of the state of its organization, is qualified and licensed in each jurisdiction wherein the character of the property owned or held under lease by it, or the nature of its business, makes such qualification necessary or advisable, and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Schedule
4.1 hereto accurately and completely lists, as to each Borrower: (i) its state of incorporation and those states in which it is qualified to do business, (ii) the classes and number of authorized and outstanding shares of each Borrower's capital stock, and (iii) the business in which each Borrower is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and nonassessable.

                  (b) Each Borrower is in good standing in its state of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Schedule 4.1 hereto in which the character of the properties owned or proposed to be owned by each Borrower in which the transaction of the business of said Borrower as now conducted or as proposed to be conducted requires or will require that Borrower to qualify to do business and as to which failure so to qualify could have a Material Adverse Effect on said Borrower.

                  (c) Each Borrower other than Omega is wholly owned by Omega, either directly or indirectly though one or more wholly owned entities.

         Section 4.2 Power, Authority,  Consents.

Each Borrower has the power to execute, deliver and perform the Loan Documents to be executed by it, and has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. Each Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. Except as set forth in Schedule 4.2 no consent or approval of any Person (including, without limitation, any stockholder of a Borrower), no consent or approval of any lender, landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrowers of their respective obligations under the Loan Documents, or the validity or enforcement thereof.

         Section  4.3 No  Violation  of Law or  Agreements.

The execution and delivery by each Borrower of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of said Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which said Borrower is bound or any of their respective properties or assets is affected, except for such defaults and breaches which in the aggregate could not have a Material Adverse Effect on the Borrower, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of said Borrower.

         Section 4.4 Due Execution, Validity, Enforceability.

This Agreement and each other Loan Document to which a Borrower is a party has been duly executed and delivered by the Borrower in question and constitutes the valid and legally binding obligation thereof, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

         Section 4.5 Title to Properties; Certificate of Need.

Each Borrower has good and marketable title in fee simple to all its Real Property Collateral, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. To the best of the Borrowers' knowledge, each Operator has a valid Certificate of Need for each of such Operator's Facilities which are included in the Real Property Collateral except where a Certificate of Need is not required under the laws of the state or other jurisdiction in which the Facility is located.

         Section 4.6  Judgments,  Actions,  Proceedings.

Except as set forth on Schedule 4.6 hereto, there are no outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of Borrowers' knowledge, threatened against or affecting any Borrower involving, which would have a Material Adverse Effect on such Borrower, nor, to the best of Borrowers' knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which any Borrower is a plaintiff or complainant.

         Section 4.7 No Defaults,  Compliance With Laws.

Except as set forth on Schedule 4.7 hereto, no Borrower is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a Material Adverse Effect on said Borrower. Each Borrower has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable provisions of the Americans with Disabilities Act (42 U.S.C. ss.12101-12213) and the regulations issued thereunder and all applicable Environmental Laws and Regulations, non-compliance with which could have a Material Adverse Effect on said Borrower. No event has occurred and is continuing, and no condition exists, which constitutes a default or an event of default.

         Section 4.8  Burdensome Documents.

Except as set forth on Schedule 4.8 hereto, no Borrower is a party to or bound by, nor are any of the properties or assets owned by any Borrower used in the conduct of its respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Liability, that materially and adversely affects its businesses, assets or conditions, financial or otherwise.

         Section 4.9  Financial Statements and Information.

                  (a) The financial statements delivered by Omega to Agent in connection with this transaction and in preparation for the closing thereof (the "Current Financial Statements") are complete and present fairly the consolidated financial position of Omega as of the date thereof, and have been prepared in accordance with GAAP. To the best knowledge of Borrowers and except as set forth on Schedule 4.9(a), Borrowers do not have any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Current Financial Statements which would be required to be so reflected in accordance with GAAP. There has been no material adverse change in the financial position or operations of any of Borrowers since the date of the latest balance sheet included in the Current Financial Statements (the "Latest Balance Sheet"), and, since the date thereof, there has been no adverse development in the business or operations or prospects of any Borrower which, individually or in the aggregate might reasonably expect it to have a Material Adverse Effect thereon. Borrowers' fiscal years are the twelve-month period ending on December 31 in each year.

                  (b) The Projections have been prepared on the basis of the assumptions accompanying them and reflect as of the date thereof Omega's good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions.

                  (c) To the best of Borrowers' knowledge (based solely upon the financial statements provided by the relevant Operators to Borrowers and without independent investigation), the information concerning the EBITDAR of each Property included in the Real Property Collateral which has been provided by Borrowers to Agent is accurate and complete.

         Section 4.10 Tax Returns.

Each Borrower has filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of any Borrower, due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating thereto, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet, and
(ii) there are no material claims pending or, to the knowledge of each Borrower, proposed or threatened against said Borrower for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

         Section 4.11 Intangible  Assets.

Each Borrower possesses all patents, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing, of any other Person.

         Section 4.12 Regulation U.

No part of the proceeds received by the Borrowers from the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in Section
2.10 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in ss.221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

         Section 4.13 Full Disclosure.

None of the Financial Statements nor any certificate, opinion, or any other statement made or furnished in writing to Agent or any Lender by or on behalf of the Borrowers in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to the Borrower that has, or would in the now foreseeable future have, a Material Adverse Effect on the Borrowers, which fact has not been set forth herein, in the Financial Statements or any certificate, opinion or other written statement so made or furnished to Agent.

         Section 4.14  Licenses and Approvals.

                  (a) Each Borrower has all necessary licenses, permits and governmental authorizations, including, without limitation, licenses, permits and authorizations arising under or relating to Environmental Laws and Regulations, to own and operate its properties and to carry on its business as now conducted, the absence of which would have a Material Adverse Effect on the Borrowers taken as a whole.

                  (b) To the best knowledge of each Borrower, other than as set forth on Schedule 4.14 hereto, no violation exists of any applicable law pertaining to the ownership or operation of any Facility constituting the Real Property Collateral that would have a reasonable likelihood of leading to revocation of any license necessary for the operation thereof.

         Section 4.15  ERISA.

                  (a) Except as set forth on Schedule 4.15 hereto, no Employee Benefit Plan is maintained or has ever been maintained by any Borrower or any ERISA Affiliate, nor has any Borrower or any ERISA Affiliate ever contributed to a Multiemployer Plan.

                  (b) There are no agreements which will provide payments to any officer, employee, shareholder or highly compensated individual which will be "parachute payments" under 280G of the Code that are nondeductible to any Borrower and which will be subject to tax under Section 4999 of the Code which could have a Material Adverse Effect on the Borrowers taken as a whole.

         Section 4.16 REIT Status.

Omega currently has REIT Status and has maintained such status on a continuous basis since its formation. None of Omega's Subsidiaries currently has REIT Status but each is designated as a qualified REIT Subsidiary.

         Section 4.17  General Collateral Representation.

                  (a) Each Borrower is the sole owner of and has good and marketable title to its Collateral, free from all Liens in favor of any Person other than Agent, for the benefit of Lenders, and except Permitted Liens, and has full right and power to grant Agent a security interest therein. All information furnished to Agent concerning the Collateral is and will be complete, accurate and correct in all material respects when furnished.

                  (b) No security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Borrower in favor of Agent, for the benefit of Lenders, pursuant to this Agreement, or (ii) in respect of the items of Collateral subject to the Permitted Liens.

                  (c) The provisions of this Agreement and, when executed, the Security Agreements, will create in favor of Agent, for the benefit of Lenders, a valid and continuing lien on, and, subject to the Permitted Liens, first security interest in, the Collateral under Article 9 of the UCC. Financing statements have been or will be, within thirty (30) days following the execution hereof, duly executed on behalf of each Borrower, and, when such financing statements are duly filed in the filing offices listed on Schedule 4.17, and the requisite filing fees are paid, such filings will be sufficient to perfect security interests in such of the Collateral described in such financing statements as can be perfected by filing, which perfected security interests will, subject to the Permitted Liens, be prior to all other Liens in favor of others and rights of others, enforceable as such as against creditors of and purchasers from each Borrower.

                  (d) No Person now having possession or control of any of the Collateral consisting of Inventory or Equipment included within the Collateral has issued, in receipt therefor, a negotiable bill of lading, warehouse receipt or other document of title.

                  (e) The information concerning the master leases, facility leases, subleases and all other interests held in the Real Property Collateral by any Operator, as set forth in Schedule 4.17(e), truly and accurately sets forth the status of said master leases, facility leases, subleases and all other interests held in the Real Property Collateral by the Operators thereof, and the relationship between the Borrower owning such Real Property Collateral and the Operator thereof with respect thereto.

                       ARTICLE 5. CONDITIONS TO THE LOANS.

         Section 5.1 General Conditions Precedent.

The obligation of Lenders to make the Loans or any portion thereof shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent:

                  (a) Certified Copies of Charter Documents and Bylaws. Agent shall have received (i) a copy, certified by the Secretary or an Assistant Secretary of each Borrower to be true and complete on and as of the Closing Date, of the charter or other organization documents and by-laws of each Borrower as in effect on the Closing Date (together with any amendments thereto); and (ii) the charter or other organization documents of each Borrower certified by the applicable Secretary of State.

                  (b) Proof of Corporate Authority. Agent shall have received copies, certified by the Secretary or an Assistant Secretary of Borrower to be true and complete on and as of the Closing Date, of records of all action taken by each Borrower to authorize (i) the execution and delivery of this Agreement and the other Loan Documents to which it is or is to become a party as contemplated or required by this Agreement: (ii) each Borrower's performance of all of its obligations under the Loan Documents; and (iii) the making by Borrowers of the borrowings contemplated hereby. Provided that such a document or its equivalent is available in the applicable jurisdiction of organization, Agent shall have received from the applicable Secretary of State a Certificate of Good Standing of recent date certifying the existence and good standing of each Borrower under the laws of the applicable state of incorporation and its good standing in each state where each Borrower, as applicable, is required to qualify to conduct business.

                  (c) Closing Certificate. Agent shall have received a certificate, dated as of the Closing Date, signed by a duly authorized officer of each Borrower and (a) giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of each Borrower, each of the Loan Documents to which said Borrower is or is to become a party, and (ii) to give notices and to take other action on behalf of said Borrower under the Loan Documents, and (b) certifying that each of the representations and warranties made by or on behalf of any Borrower are true and correct on and as of the Closing Date, and that no Default or Event of Default exists on and as of the Closing Date.

                  (d) Loan Documents Etc. Each of the Loan Documents to be executed and delivered as of the Closing Date, including, without limitation, the Notes and the Security Agreements, shall have been duly and properly authorized and executed and delivered by the parties thereto and shall be in full force and effect on and as of the Closing Date.

                  (e) Real Property Collateral.

                    (i) Agent shall have  received a Mortgage for each  Property included in the Real Property Collateral, duly executed and delivered by the appropriate Borrower in recordable form together with such financing statements as may be needed in order to perfect the security interests granted by such Mortgage and any fixtures and other property therein described which may be subject to the UCC, in each case appropriately completed and duly executed and in proper form for filing in all offices in which required.

                    (ii) With  respect to each  Property  covered by a Mortgage,
               Agent shall have received an ALTA Loan Policy Form B-1970 (or such other form that may be acceptable to Agent) issued by a title insurance company satisfactory to Agent, insuring the validity and priority of the Liens created under such Mortgage for and in amounts satisfactory to Agent, with all standard and general exceptions deleted and endorsed over so as to afford full "extended form coverage" subject only to such exceptions as are satisfactory to Agent and including such endorsements as Agent may require, including, without limitation, a "Revolving Credit Endorsement" and a "Tie-in Endorsement".

                    (iii) Borrowers shall have paid the applicable title insurance company all expenses and premiums of issuing the title insurance policies and endorsements described above. In addition, Borrowers shall have paid to the applicable title insurance company or Agent an amount equal to all mortgage and mortgage recording taxes, intangible taxes, stamp taxes and other taxes payable in connection with the execution and delivery of the Mortgages and the recording of the Mortgages in the appropriate offices.

                  (f) Insurance. Agent shall have received copies of certificates of insurance executed by each insurer or its authorized agent evidencing the insurance required to be maintained by Borrowers pursuant to
Section 7.8.

                  (g) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent or any Lender to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Closing Date; or (ii) for any Borrower to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Closing Date.

                  (h) Closing Fee. Borrowers shall have paid the Closing Fee to Agent, for the benefit of Lenders.

                  (i) Payment of Indebtedness. Simultaneous with the closing of the Loans, Borrowers shall pay in full all of any Borrower's obligations under
(1) the Loan Agreement dated March 31, 1999, as amended, between Omega and Provident, and (2) the Loan and Security Agreement, as amended, dated December 30, 1994 between Provident and Sterling Acquisition Corp.

                  (j) Interest Rate Protection. Borrowers shall provide evidence satisfactory to Agent that they have obtained the Interest Rate Protection.

                  (k) Consents. Agent shall have received evidence satisfactory to it that all waivers, consents, approvals and authorizations identified in
Schedule 4.2 hereto have been obtained, in form and substance satisfactory to Agent.

                  (l) Performance, Etc. Each Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents executed by it as of the Closing Date, and no condition shall exist as of the Closing Date which constitutes a Default or an Event of Default.

                  (m) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement, each of the other Loan Documents, and all instruments and documents incidental thereto shall be in form and substance satisfactory to Agent and Lenders, and Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as Agent and each Lender shall have requested.

                  (n) Compliance with Laws. The borrowings made under this Agreement are and shall be in compliance with the requirements of all applicable laws, regulations, rules and orders, including without limitation, the requirements imposed by the Board of Governors of the Federal Reserve System under Regulations U, G and X, and by the SEC.

                  (o) Borrowing Base Certificate. Agent shall have received the initial Borrowing Base Certificate, in form and content satisfactory to Agent.

                  (p) Actions to Perfect Liens. Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements, necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.
                  (q) Legal Opinion. Agent and Lenders shall have received a written legal opinion, addressed to Agent and each Lender and dated as of the
Closing Date, from legal counsel for Borrowers, in form and substance satisfactory to Agent.

                  (r) Legal Fees. Borrowers shall have reimbursed Agent for all reasonable fees and disbursements of legal counsel to Provident which shall have been incurred by Provident through the Closing Date in connection with the preparation, negotiation, review, execution and delivery of the Loan Documents and the handling of any other matters incidental thereto.

                  (s) Results of Investigations. The results of Agent's and each Lender's and their respective counsel's investigations concerning the Borrowers and the Collateral, including without limitation, insurance review, environmental review, lien search review, third party consent and approval review, and review of leases shall be reasonably satisfactory to Agent, the Lenders and their respective counsel.

                  (t) Non-Permitted Liens. Agent shall have received evidence satisfactory to it that all Liens on the Collateral which are not Permitted Liens have been released.

                  (u) Changes: None Adverse. From the date of the Current Financial Statements referred to in Section 4.9 to the Closing Date, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of the Borrowers which, individually or in the aggregate, are materially adverse thereto.

                  (v) Financial Statements. Agent shall have received the Current Financial Statements referred to in Section 4.9, certified by an officer of Omega, and shall have been satisfied that such Current Financial Statements accurately reflect the consolidated financial status and condition of Omega.

                  (w) Fleet Waiver. Agent shall have received from Fleet Bank, N.A. (in its capacity as agent under the loan agreement evidencing the Fleet Obligations) a waiver or other writing in form and substance satisfactory to Agent with respect to Section 2.6(e) (Net Issuance Proceeds) and Section 7.12 (Use of Cash) of the Fleet Loan Agreement.

         Section 5.2 Certain  Post-Closing  Real  Property  Collateral  Matters.

After the Closing Date, Borrowers shall, at Borrowers' expense (except that, in the case of the Appraisals referred to below, Lenders shall pay 50% of the cost of any such Appraisals requested by Lenders other than Appraisals for Elliott Nursing and Rehabilitation Center, Laurel Nursing and Rehabilitation Center and Lynwood Nursing Home the cost of which shall be completely at Borrower's expense), provide the following with respect to any or all of the Properties included in the Real Property Collateral, within 90 days after the request of Agent, unless otherwise specified:

                  (a) a recent Appraisal;

                  (b) a survey of recent date in such form and depicting such matters as may be required by Agent and, to the extent not addressed in the foregoing survey, a flood plain certification in form and substance satisfactory to Agent, and also evidence that the appropriate Borrower has, if applicable, obtained flood insurance in form and substance satisfactory to Agent;

                  (c) an environmental survey and assessment in form and substance satisfactory to Agent, and the conditions disclosed in such survey and assessment shall be satisfactory to Agent; and

                  (d) Agent shall have received,  not later than August 31, 2000
(i) estoppel certificates from all tenants of all Properties included in the Real Property Collateral, in form and substance satisfactory to Agent.

         Section 5.3 Further  Conditions  Precedent to Loans.

The obligation of Lenders to make any advance on the Loans shall be subject to the satisfaction, prior thereto or concurrently therewith, of the conditions precedent set forth in Section 5.1 and, as applicable, Section 5.2, and each of the following conditions precedent:

                  (a) Legality of Transactions. It shall not be unlawful (a) for any Lender or Agent to perform any of its agreements or obligations under any of the Loan Documents to which such Person is a party on the date on which such Loan is to be made or (b) for any Borrower to perform any of its material agreements or obligations under any of the Loan Documents.

                  (b) Representations and Warranties. Each of the representations and warranties made by or on behalf of any Borrower to Lenders or Agent in this Agreement or any other Loan Document (a) shall be true and correct in all material respects when made and (b) shall, for all purposes of this Agreement, be deemed to be repeated on and as of the date of Borrowers' request for such Loan and shall be true and correct in all material respects as of such date.

                  (c) No Default. No event shall have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date, which constitutes a Default or Event of Default.

                  (d) Maximum Credit. The making of the advance shall not result in the outstanding balance of the Loans exceeding the Loan Limit.

    ARTICLE 6. DELIVERY OF FINANCIAL REPORTS, DOCUMENTS AND OTHER INFORMATION

         Until termination of the Loan Commitments, payment in full of the Notes and full and complete performance of all other Obligations arising hereunder, Borrowers shall deliver to Agent:

         Section  6.1  Annual  Financial   Statements.

Annually, as soon as available, but in any event within ninety (90) days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of Omega and its Subsidiaries as at such last day of the fiscal year, and consolidated and consolidating statements of income and retained earnings and statements of Cash Flow, for such fiscal year, each prepared in accordance with GAAP consistently applied, in reasonable detail, and, as to the consolidated statements, certified without qualification by Ernst & Young or another nationally recognized independent public accounting firm or by any other certified public accounting firm satisfactory to Agent, and certified, as to the consolidating statements, by the chief financial officer of Omega, as fairly presenting the financial position and results of operations of Omega and its Subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP; provided, however, Omega may satisfy its obligations to deliver the consolidated financial statements described in this
Section 6.1 by furnishing to Agent a copy of its annual report on Form 10-K in respect of such fiscal year together with the financial statements required to be attached thereto, provided Omega is required to file such annual report on Form 10-K with the Securities and Exchange Commission and such filing is actually made.

         Section 6.2 Quarterly Financial Statements.

As soon as available, but in any event within forty-five (45) days after the end of each of Omega's fiscal quarters, a consolidated and consolidating balance sheet of Omega and its Subsidiaries as of the last day of such quarter and consolidated and consolidating statements of income and retained earnings and statements of Cash Flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the chief financial officer of Omega as accurately presenting the financial position and the results of operations of Omega and its Subsidiaries as at its date and for such quarter and as having been prepared in accordance with GAAP (subject to year-end audit adjustments); provided, however, Omega may satisfy its obligations to deliver the consolidated financial statements described in this
Section 6.2 by furnishing to Agent a copy of its quarterly report on Form 10-Q in respect of such fiscal quarter together with the financial statements required to be attached thereto, provided Omega is required to file such quarterly report on Form 10-Q with the Securities and Exchange Commission and such filing is actually made.

         Section 6.3 Compliance Information.

Prior to taking any action pursuant to Section 3.5 hereof, promptly after receipt of written request therefore, and in any event not later than forty-five
(45) days after the end of each of Omega's fiscal quarters (other than the fourth quarter) or ninety days after the end of each of Omega's fiscal year, Borrowers shall submit a Compliance Certificate to Agent. Promptly after a written request therefor, such other financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan Documents, as Agent may reasonably request from time to time. Borrowers shall submit to Agent a Compliance Certificate upon the acquisition of a Facility pursuant to Section 8.2, which acquisition exceeds ten percent (10%) of the then value of the Health Care Assets.

         Section 6.4 Certificate of Accountants.

At the same time as it delivers the financial statements required under the provisions of Section 6.1 hereof, a copy of any certificate prepared by the Accountants and required by Section 5.5 of the loan agreement evidencing the Fleet Obligations.

         Section 6.5  Business  Plan and Budget.

Not later than January 31st in each fiscal year, copies of Omega's business plan and budget for such fiscal year (together with a copy in writing of the assumptions on which such business plan and budget were based), each prepared by Omega's chief financial officer and illustrating the projected income statements, balance sheets and statements of changes in cash flow on a consolidated basis.

         Section 6.6  Operator  Reports.

Such information regarding the Operators as Agent may from time to time reasonably request.

         Section 6.7 Accountants' Reports.

Promptly upon receipt thereof, copies of all other reports submitted to Omega by its Accountants in connection with any annual or interim audit or review of the books of Omega or its Subsidiaries made by such Accountants.

         Section  6.8  Copies  of  Documents.

Promptly upon their becoming available, copies of any: (i) financial statements, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by Omega or any of its Subsidiaries to any of their respective existing lending institutions or creditors; (ii) correspondence or notices received by Omega from any federal, state or local governmental authority that regulates the operations of Omega or any of its Subsidiaries, relating to an actual or threatened change or development that would be materially adverse to Omega or any Subsidiary; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by Omega or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to Omega or any of its Subsidiaries by any such securities exchange or such Commission in relation to Omega or any of its Subsidiaries and its affairs; (v) written reports submitted by Omega or any of its Subsidiaries to its Accountants in connection with any annual or interim audit of the books of Omega or its Subsidiaries made by such accountants; and (vi) any appraisals and environmental surveys received by any Borrower with respect to the Real Property Collateral during the term of this Agreement.

         Section 6.9 Notices of Defaults.

Promptly, notice of the occurrence of any Default or Event of Default, or any event that would constitute or cause a Material Adverse Effect in the condition, financial or otherwise, or the operations of Omega and its Subsidiaries on a consolidated basis.

         Section 6.10 ERISA Notices and Requests.

                  (a) Concurrently with such filing, a copy of each Form 5500 that is filed with respect to each Plan with the IRS; and

                  (b) Promptly, upon their becoming available, copies of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development that would be materially adverse to Omega or its Subsidiaries;
(ii) all actuarial valuations received by any Borrower with respect to any Plan; and (iii) any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to any Borrower with respect to the intent of the PBGC to institute involuntary termination proceedings.

         Section 6.11 Notice of Operator Insolvency.

Promptly, notice that any Operator has made an assignment for the benefit of creditors, filed or had filed against it a petition in bankruptcy, been adjudicated insolvent, petitioned or applied to any tribunal for the appointment of a receiver, custodian or trustee for such Operator or a substantial part of its assets, or commenced any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction.

         Section 6.12  Additional  Information.

Such other material additional information regarding the business, affairs and condition of Borrowers as Agent may from time to time reasonably request, including, without limitation, quarterly schedules, in form and substance satisfactory to Agent, with respect to Omega on a consolidated basis, of recorded liabilities, unfunded commitments, contingent liabilities and other similar material items.

                        ARTICLE 7. AFFIRMATIVE COVENANTS.

         Until the termination of the Loan Commitments, payment in full of the Notes and full and complete performance of all other Obligations arising hereunder, each Borrower, and, as applicable, each other Borrower shall:

         Section 7.1 Books and Records.

Keep proper books of record and account in a manner reasonably satisfactory to the Agent in which full and true entries shall be made of all dealings or transactions in relation to its business and activities.

         Section 7.2 Inspections and Audits.

Permit Agent to make or cause to be made (prior to an Event of Default, at Lender's expense and after the occurrence of and during the continuance of an Event of Default, at Borrowers' expense), inspections and audits of any books, records and papers of any Borrower and to make extracts therefrom and copies thereof, or to make appraisals, inspections and examinations of any properties and facilities of any Borrower on reasonable notice, at all such reasonable times and as often as Agent may reasonably require, in order to assure that each Borrower is and will be in compliance with their obligations under the Loan Documents.

         Section 7.3  Maintenance  and Repairs.

Cause to be maintained in good repair, working order and condition, subject to normal wear and tear, all material properties (including, but not limited to, the Real Property Collateral) and assets from time to time owned by any Borrower and used in or necessary for the operation of its businesses, and make or cause to be made all reasonable repairs, replacements, additions and improvements thereto.

         Section  7.4  Continuance  of  Business.

Do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect the corporate existence of each Borrower and all permits, rights and privileges necessary for the proper conduct of its business, and continue to engage in the same line of business and comply in all material respects with all applicable laws, regulations and orders.

         Section 7.5 Copies of Corporate Documents.

Subject to the prohibitions set forth in Article 8 hereof, promptly deliver to the Agent copies of any amendments or modifications to the certificate of incorporation and by-laws of each Borrower, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

         Section  7.6  Perform  Obligations.

Pay and discharge all of the obligations and liabilities of each Borrower, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by such Borrower, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

         Section 7.7  Notice of Litigation.

Promptly notify Agent in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Five Million ($5,000,000) Dollars, affecting any Borrower, whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

         Section 7.8  Insurance.

                  (a) Maintain with responsible insurance companies acceptable to the Agent such insurance on such of the properties of Omega and each other Borrower, in such amounts and against such risks as is customarily maintained by similar businesses and cause each Operator to do so; (ii) file with the Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby, and (iii) within ten (10) days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request; and

                  (b) Carry all insurance available through the PBGC or any private insurance companies covering its obligations to the PBGC.

         Section 7.9  Financial Covenants.

                  (a) Omega shall have and maintain, on a consolidated basis, as at the last day of each fiscal quarter of Omega:

                    (i) A ratio of  Indebtedness  to  Tangible  Net Worth of not more than 1.50 to 1.00 ; and

                    (ii) Tangible Net Worth (after the Initial Equity Contribution of $100,000,000) of not less than $445,000,000, plus 50% of (i) the Net Issuance Proceeds received by Omega (or any of its Subsidiaries) in connection with the issuance of any equity interest in Omega (or any of its Subsidiaries) other than any such equity interests issued in connection with the Initial Equity Contribution and any dividend reinvestment program(s), and
               (ii) the value (determined in accordance with GAAP) of any capital stock issued by Omega upon the conversion of convertible Indebtedness; and

                    (iii) Omega's Fixed  Coverage Ratio of not less than 1.00 to
               1.00;

                    (iv) Interest Coverage of not less than 200%; and

                    (v) A Leverage Ratio of not greater than 5.00:1.00.

                  (b) Omega, on a consolidated basis, shall not incur a Net Loss in any fiscal year commencing with the fiscal year ending December 31, 2001.

                  (c) For each period of four consecutive (4) quarters ending on a Computation Date, there shall be maintained for the aggregate of the Facilities included in the Real Property Collateral during such period:

                    (i) Aggregate EBITDAR of not less than $16,300,000; and

                    (ii) An Aggregate Rent Ratio of not less than 1.25:1.

                  (d) For each period of four (4) fiscal quarters ending on the date ninety days before any Computation Date, there shall be maintained a ratio between (A) the aggregate rental payments made to the Borrowers properly allocable to the Facilities under the lease, master lease, management agreement or similar agreement between any of the Borrowers and the Operators of the

Facilities which comprise the Real Property Collateral, and (B) the sum of all interest paid or payable on the Obligations (excluding unamortized debt issuance costs) for the same four fiscal quarters (computed on an annualized basis if the Loans have not been in place for such four quarters) of not less than 1.10 to 1.00

         Section 7.10  Notice of Certain Events.

                  (a) Promptly notify Agent in writing of the occurrence of any Reportable Event, as defined in Section 4043 of ERISA, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Reportable Event and a statement of the action any Borrower or the ERISA Affiliate intends to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

                  (b) Promptly notify Agent in writing if any Borrower or an ERISA Affiliate receives an assessment of withdrawal liability in connection with a complete or partial withdrawal with respect to any Multiemployer Plan, together with a statement of the action that such Borrower or such ERISA Affiliate intends to take with respect thereto.

                  (c) Promptly notify Agent in writing if any Borrower receives:
(i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against any Borrower or Operator alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that such Borrower or Operator is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide Agent with a copy of such notice together with a statement of the action such Borrower or Operator intends to take with respect thereto.

                  (d) Promptly notify Agent in writing of the occurrence of any of the events specified in Section 3.5(d) hereof.

         Section 7.11 Comply with ERISA.

Materially comply with all applicable provisions of ERISA and the Code now or hereafter in effect.

         Section 7.12  Environmental  Compliance.

Operate all property owned, operated or leased by it (including, but not limited to, any Real Property Collateral) in compliance with all Environmental Laws and Regulations, such that no Environmental Liability arises under any Environmental Laws and Regulations, which would result in a Lien on any property of any Borrower (including, but not limited to, any Real Property Collateral).

         Section 7.13  Compliance with Laws.

                  (a) Comply in all material respects with all applicable federal, state and local laws, rules, regulations and orders pertaining to the operation of its business, paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or any Collateral, and paying all lawful claims which if unpaid might become a Lien upon any of its Collateral, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                  (b) Promptly notify Agent in the event that any Borrower receives any notice, claim or demand from any governmental agency which alleges that any Borrower or any Operator is in material violation of any of the terms of, or has materially failed to comply with any applicable order issued pursuant to, any federal, state or local statute regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act or any Environmental Law.

         Section 7.14 Maintenance of REIT Status.

Omega shall maintain its REIT Status.

         Section 7.15  Maintenance of Interest Rate Protection.

Borrowers shall maintain the Interest Rate Protection.

         Section 7.16  Payment of  Indebtedness.

Each Borrower will jointly and severally, duly and punctually pay or cause to be paid principal and interest on the Loans and all fees and other amounts payable hereunder or under the Loan Documents in accordance with the terms hereunder. Each Borrower shall pay all other Indebtedness (whether existing on the date hereof or arising at any time thereafter) punctually within any applicable period of grace except to the extent that any such obligation is contested in good faith by proper proceedings or Borrowers have provided Agent evidence that any Lien resulting from the non-payment thereof has been bonded or with respect to which adequate reserves have been set aside for the payment thereof.

         Section 7.17  Payment of Fees.

                  (a) Borrowers shall pay to Agent all fees required to be paid pursuant to the Loan Documents when due.

                  (b) Agent may provide for the payment of any fees or other charges under this Section or otherwise under this Agreement by advancing the amount thereof for the benefit of Borrowers under the Loans.

         Section  7.18  Further  Assurances.

Each Borrower and each of the Subsidiaries will execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably requested by Agent from time to time in order to give full effect to any of the Loan Documents

         Section 7.19 Omega's Depository Accounts.

Within ninety (90) days after the Closing Date, Omega and its Subsidiaries shall concentrate all of their bank and depository accounts with Provident, including, without limitation, all demand deposit, time deposit, concentration and zero balance accounts, except that Omega and its Subsidiaries may maintain one or more operating accounts with local financial institutions as may reasonably be required (as determined by Omega in the exercise of its business judgment) in connection with the business of Omega or the Subsidiaries.

         Section  7.20   Unencumbered   Facilities.

Borrowers shall maintain sufficient unencumbered Facilities to enable Borrowers to comply with Borrowers' potential obligations to substitute or add new Property to the Real Property Collateral pursuant to Section 3.5 of this Agreement.

                         ARTICLE 8. NEGATIVE COVENANTS.

         Until termination of the Loan Commitments, payment in full of the Notes and full and complete performance of all other Obligations arising hereunder, each Borrower, and, as applicable, each other Borrower shall not do, agree to do, or permit to be done, any of the following:

         Section 8.1  Liens.

Create, or assume or permit to exist, any Lien on any Collateral, except:

                  (a) Permitted Liens;

                  (b) Purchase money Liens on Collateral acquired or held by any Borrower in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Collateral provided, that (i) any such Lien attaches to such Collateral concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to such Collateral so acquired in such transaction, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Collateral; and

                  (c) As set forth on Schedule 8.1 hereto.

         Section 8.2 Mergers,  Acquisitions.

Except as expressly permitted by this Agreement, merge or consolidate with any Person, or, acquire all or substantially all of the assets or any of the capital stock of any Person unless (a) the Borrower is the surviving entity, (b) no Default or Event of Default exists or will occur after giving effect thereto, and (c) the consideration paid in connection with any such merger or acquisition does not exceed an amount equal to twenty-five percent (25%) of Healthcare Assets as of the date of the consummation of such transaction, prior to giving effect to such transaction.

         Section 8.3 Changes in Structure.

Except for supplemental issuance of Omega's authorized common and preferred stock and as otherwise expressly permitted under Sections 8.10 and 8.15, make any changes in the equity capital structure of any Borrower, or amend its certificate of incorporation or by-laws in a manner which would be reasonably likely to cause a Material Adverse Effect.

         Section  8.4  Disposition  of  Real  Property   Collateral.

Make any Disposition of any Real Property Collateral, or enter into any agreement to do so, which would result in the outstanding principal balance of the Loans being in excess of the Loan Limit following such Disposition, unless
(a) the Disposition is at fair market value, (b) at the time of the Disposition no Default or Event of Default exists, and (c) (i) any mandatory prepayment required in connection therewith under Section 2.6(c) is made as provided therein, or (ii) an additional Facility or other real estate owned by the Borrower in question is substituted pursuant to Section 3.5 hereof as Real Property Collateral for the Property which is the subject of the Disposition.

         Section 8.5  Fiscal Year.

Change its fiscal year.

         Section 8.6 ERISA Obligations.

Permit the establishment of any Employee Benefit Plan or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Borrower or increase the obligation for post-retirement welfare benefits of any Borrower which liability or increase, individually or together with all similar liabilities and increases, has a Material Adverse Effect on the Borrowers taken as a whole.

         Section 8.7 Capital  Expenditures.

Except as otherwise permitted under this Agreement, make or be or become obligated to make Capital Expenditures in the aggregate for Borrowers on a consolidated basis, during each fiscal year of Borrowers, in excess of Two Hundred Fifty Thousand ($250,000) Dollars.

         Section 8.8  Hazardous  Material.

Cause or permit: (i) any Hazardous Material to be placed, held, located or disposed of, on, under or at any Facility or any part thereof (including, but not limited to, any Facility serving as Real Property Collateral), except for such Hazardous Materials that are necessary for any Borrower's or any Subsidiary's or any Operator's operation of its business thereon and which shall be used, stored, treated and disposed of in compliance with all applicable Environmental Laws and Regulations or (ii) such Facility or any part thereof to be used as a collection, storage, treatment or disposal site for any Hazardous Material. Each Borrower acknowledges and agrees that Agent and Lenders shall have no liability or responsibility for either:

                  (a) damage, loss or injury to human health, the environment or natural resources caused by the presence, disposal, release or threatened release of Hazardous Materials on any part of any Facility; or

                  (b) abatement and/or clean-up required under any applicable Environmental Laws and Regulations for a release, threatened release or disposal of any Hazardous Materials located at any Facility or used by or in connection with any Borrower's or any Subsidiary's or any Operator's business.

         Section 8.9 Limitation on Nature of Business.

Each Borrower will not at any time make any material change in the nature of their collective business as carried on at the date hereof or undertake, conduct or transact any business in a manner prohibited by applicable law.

         Section 8.10 Limitation on Investments.

Make, or suffer to exist, any Investment (as defined below) in any Person, including, without limitation, any shareholder, director, officer or employee of Omega or any of its Subsidiaries, except:

                  (a)      Investments in:

                    (i) obligations issued or guaranteed by the United States of
               America;

                    (ii) certificates of deposit,  bankers acceptances and other
               "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                    (iii) open  market  commercial  paper  bearing  the  highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                    (iv) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

                    (v) shares of "money market  funds",  each having net assets of not less than $100,000,000;

               in each case maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof.

                  (b) The acquisition by Omega and its Subsidiaries, on a consolidated basis, of Healthcare Assets consisting of Facilities and mortgages (as "Mortgages" are defined in the Loan Agreement with respect to the Fleet Obligations) which do not exceed twenty-five (25%) percent of Healthcare Assets in any single transaction or series of related transactions as at any date of determination thereof, prior to giving effect to any such acquisition.

                  (c) Investments for working capital purposes in Subsidiaries that are operating one or more Facilities as a consequence of a foreclosure, deed-in-lieu of foreclosure, termination of a lease or similar event, such investments of working capital to be limited to the amounts reasonably necessary to maintain the Facilities in compliance with all applicable laws and to maintain the Facilities' eligibility for reimbursement as a provider of health care services under the Medicare and Medicaid programs or any equivalent government insurance program that is a successor thereto.

                  (d) (i) Investments in subsidiaries in an amount equal to that amount, if any, by which One Hundred Million ($100,000,000) Dollars exceeds the portion of the "Liquidity Commitment" (as defined in the Investment Agreement) actually funded and applied to pay the Debentures, provided such Investments may only be made from and after the payment in full of the Debentures or, if prior to the payment in full of the Debentures, upon satisfaction to Lenders that sources of funds are and will remain available to repay in full the Debentures, and (ii) Investments in Subsidiaries in an amount not to exceed Two Hundred Fifty Million ($250,000,000) in the aggregate, in each case, such subsidiaries or Subsidiaries established for the purpose of acquiring Facilities leased to one or more operators or making loans to operators secured by mortgages in favor of such subsidiaries or Subsidiaries, as the case may be; provided, however, that in no event shall the aggregate amount of Investments made under this subsection 8.10(d) exceed $250,000,0000.

                  (e) In addition to other Investments permitted by this Section 8.10, other Investments by Omega on a consolidated basis, which do not exceed Twenty-Five Million ($25,000,000) Dollars in the aggregate at any time.

                  (f) As set forth on Schedule 8.10 hereto.

For purposes of this Section 8.10, "Investments" shall mean, by any Person:

                    (i) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                    (ii) the amount of any advance,  loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

         Section 8.11  Limitation on Indebtedness.

Create, incur, permit to exist or have outstanding any Indebtedness, except:

                  (a) Indebtedness of the Borrowers to the Lenders and the Agent under this Agreement and the Notes;

                  (b) The Fleet Obligations;

                  (c) Taxes, assessments and governmental charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                  (d) Indebtedness secured by the security interests referred to in subsection 8.1(b) hereof;

                  (e)   Indebtedness   consisting  of   contingent   obligations
permitted by Section 7.3 of the loan agreement evidencing the Fleet Obligations;

                  (f) As set forth on Schedule 8.11 hereto; and

                  (g) Indebtedness, the terms of which shall not require any principal payments thereon prior to the currently scheduled termination date of the Fleet Obligations.

         Section  8.12  Transactions   with  Affiliates.

Except as expressly permitted by this Agreement, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any
Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that: (i) payments on
Investments expressly permitted by Section 8.10 hereof may be made, (ii) any Affiliate who is a natural person may serve as an employee or director of Omega or any Subsidiary and receive reasonable compensation for his services in such capacity, and (iii) any Borrower may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to such Borrower as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 8.13 No Additional Bank Accounts.

Except as provided in Section 7.19, no Borrower shall open, maintain or otherwise have any bank accounts and Omega shall not permit its Subsidiaries to do so.

         Section 8.14  Limitation  on Negative  Pledge  Agreements.

No Borrower shall enter into any agreement, document or instrument with any lender or other party or entity which would prohibit the Borrowers from complying with the Obligations under Section 3.5 hereof as the same may arise from time to time.

         Section 8.15  Redemptions; Distributions.

  No Borrower shall:

                  (a) Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of Omega or any Subsidiary now or hereafter outstanding or set apart any sum for such purpose unless (i) the Debentures have been paid in full or the Requisite Lenders are satisfied that sources of funds are and will remain available to repay the Debentures in full, and (ii) after giving effect thereto
(A) no Event of Default shall exist, (B) there shall be at least $15,000,000 available under the Revolving Loan A Commitment or the Credit Commitment under the Fleet Obligations or any other line of credit or similar facility; and (C) the aggregate amount of all such purchases, redemptions and payments shall be less than $15,000,000; or

                  (b) Declare or pay any dividends or make any distribution of any kind on Omega's outstanding stock, or set aside any sum for any such purpose, except that:

                    (i) Omega may  declare and make  dividend  payments or other distributions payable solely in its common stock;

                    (ii) Omega may declare and make "payment in kind"  dividends or other distributions to the holders of its preferred stock.

                    (iii) if no Default or Event of Default exists or will occur after giving effect thereto, Omega may declare and pay cash dividends in any fiscal quarter in an amount, when added to the cash dividends paid with respect to the three (3) immediately preceding fiscal quarters, that does not exceed ninety-five (95%) percent of EBITDA (which shall be calculated without adding back interest expense for the purpose hereof) for those four (4) fiscal quarters calculated on a rolling four-quarter basis; and

                    (iv) If a Default or Event of Default  exists or would occur after giving effect thereto, Omega may declare and pay dividends in any fiscal quarter in the minimum amount necessary to maintain its REIT status.

         Section 8.16 Variable Rate Limitation.

Omega shall not permit more than 20% of its Indebtedness (other than the Obligations), on a consolidated basis, to bear interest at other than fixed rates; provided, however, that if and to the extent that such Indebtedness is subject to one or more agreements providing protection with respect to the interest payable thereunder, such Indebtedness shall be deemed to bear interest at a fixed rate.

         Section 8.17 Use of Cash.

Use, or permit to be used, in any manner or to any extent, each Borrower's Cash from operations for the benefit of any Person, except : (a) in connection with the payment or prepayment of expenses (other than Capital Expenditures) directly incurred for the benefit of each Borrower in the maintenance and operation of its business, in each case only in the ordinary course of its business, (b) for the payment of scheduled, required payments of principal and interest on Indebtedness of each Borrower permitted to exist hereunder, (c) payments or prepayments of (i) Indebtedness for borrowed money permitted to exist hereunder provided the final maturity of such Indebtedness is not later than the Termination Date of Revolving Loan A or (ii) the Obligations arising under the Loan Documents, or (iii) the Fleet Obligations and (d) for uses that are otherwise specifically permitted by this Agreement.

                          ARTICLE 9. EVENTS OF DEFAULT.

         Section  9.1  Events of  Default.

If any one or more of the following events ("Events of Default") shall occur and be continuing, the Loan Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other Obligations and Indebtedness of Borrowers to Agent and Lenders arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to Borrowers by Agent (except that in the case of the occurrence of any Event of Default described in Subsection 9.1(f) no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by Borrowers:

                  (a) Payments. Failure by any Borrower to make any payment or mandatory repayment of principal or interest upon the Notes or to make any payment of any other Obligations when due; or

                  (b) Certain Covenants. Failure by any Borrower to perform or observe any applicable provision of Sections 7.8 or 7.9 or Article 8 hereof; or

                  (c) Other Covenants. Failure by any Borrower to perform or observe any other applicable term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of thirty (30) days after notice thereof shall have been given to such Borrower by Agent; or

                  (d) Other Defaults.

                    (i) Failure by any Borrower to make,  within any  applicable grace period, any payment in excess of $5,000,000.00 due under any Indebtedness, whether such payment is due at maturity or in the ordinary course of such Indebtedness; or

                    (ii) Any default under any material Indebtedness of Omega or any of its Subsidiaries which gives the holder of such Indebtedness the right to accelerate the due date of any portion of such Indebtedness.

                  (e) Representations and Warranties. Any representation or warranty made in writing to Agent or any Lender in any of the Loan Documents or in connection with the making of the Loans, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered, which in any event results in a Material Adverse Effect; or

                  (f)  Bankruptcy.

                    (i) Any Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or him or a substantial part of its or his assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any Borrower shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it or him, that remains undismissed for a period of thirty (30) days or more; or any order for relief shall be entered in any such proceeding; or any Borrower by any act or omission shall indicate its or his consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or him or any substantial part of any of its or his properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

                    (ii) Any Borrower shall  generally not pay its debts as such debts become due; or

                    (iii) Any Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint that is not vacated within thirty (30) days from the date thereof; or

                  (g) Judgments. Any judgment against any Borrower or any attachment, levy or execution against any of its Properties (including, but not limited to, the Collateral) for any amount in excess of $2,500,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

                  (h)  ERISA.

                    (i) The  termination  of any Plan or the  institution by the
               PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or that results or could result in, a "material accumulated funding deficiency" under Section 412 of the Code; or

                    (ii) Failure by any Borrower to make required contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

                    (i) Material  Adverse  Effect.  There shall occur a Material
               Adverse Effect; or

                  (j) REIT Status Etc. Omega shall at any time fail to maintain its REIT Status, or any Borrower shall lose, through suspension, termination, impoundment, revocation, failure to renew or otherwise, any material license or permit; or

                  (k) Change of Control. Any Change of Control shall occur; or

                  (l) Default by Facility Operator. Ninety (90) days after the occurrence of any default by any Operator in the payment of amounts due and owing under any lease, master lease, note, mortgage or deed of trust (or related security documents) between such Operator and any Borrower, or any other event of default by an Operator under the applicable lease, master lease, note, mortgage or deed of trust (or related security documents) as a result of which any Borrower accelerates the obligations of such Operator, with respect in each case to an Operator whose aggregate rental payments account for 15% or more of the aggregate rental payments of all of the Operators; or

                  (m) Environmental. Any Borrower or any of the Real Property Collateral shall become subject to one or more liens for costs or damages in excess of $,5,000,000 individually or in the aggregate under any Environmental Laws and Regulations and such liens shall remain in place for 30 days after the creation thereof.

         Section  9.2  Remedies.

From and after the occurrence of an Event of Default which is continuing and which has not been waived by Agent at the direction of Requisite Lenders, Agent may, and upon request of Requisite Lenders, shall:

                  (a) subject always to the provisions of Section 10.9, proceed to protect and enforce all or any of its or Lenders' rights, remedies, powers and privileges under this Agreement, the Notes or any of the other Loan Documents by action at law, suit in equity or other appropriate proceedings, whether for specific performance of any covenant contained in this Agreement, any Note or any of the other Loan Documents, or in aid of the exercise of any power granted to Agent herein or therein. In the event that Agent shall fail or refuse to so proceed, Requisite Lenders shall, subject to the provisions of
Section 10.9, be entitled to take such action as they shall deem appropriate to enforce their rights hereunder and under the other Loan Documents;

                  (b) remove from any premises where same may be located any and all Collateral or any and all documents, instruments, files and records (including the copying of any computer records), and any receptacles or cabinets containing same, relating to the Collateral, and Agent may use (at the expense of any Borrower) such of the supplies or space of any Borrower, at such Borrower's place of business or otherwise, as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon;

                  (c) bring suit, in the name of Borrowers or Lenders, on any of the Collateral and generally have all other rights respecting such Collateral, including without limitation the right to accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on such Collateral and issue credits in the name of any Borrower or Lenders;

                  (d) sell, assign and deliver such Collateral and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at Agent's discretion exercised with the consent of Requisite Lenders, and any Lender may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by each Borrower;

                  (e) (i) notify the account debtor on any of the Collateral of Lenders' security interest therein; (ii) demand that monies due or to become due be paid directly to Agent for the account of Lenders; (iii) open any Borrower's mail and collect any and all amounts due such Borrower from account debtors;
(iv) enforce payment of the Collateral by legal proceedings or otherwise; (v) exercise all of any Borrower's rights and remedies with respect to the collection of the Collateral; (vi) settle, adjust, compromise, modify, extend or renew any of the Collateral; (vii) settle, adjust or compromise any legal proceedings brought to collect any of the Collateral; (viii) to the extent permitted by applicable law, sell or assign any of the Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (ix) with the consent of Requisite Lenders, grant waivers or indulgences with respect to, accept partial payments from, discharge, release, surrender, substitute any customer security for, make compromise with or release, any other party liable on, any of the Collateral; (x) take control, in any manner, of any item of payment or proceeds from any account debtor; (xi) prepare, file, and sign any Borrower's name on any proof of claim in bankruptcy or similar document against any account debtor; (xii) endorse the name of any Borrower upon any document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any of the Collateral; and (xiii) use the information recorded on or contained in any data processing equipment or computer hardware or software relating to any of the Collateral or proceeds thereof to which any Borrower has access; and

                  (f) foreclose the security interests created pursuant to the Loan Documents by any available judicial procedure, or take possession of any or all of the Collateral without judicial process and enter any premises where any such Collateral may be located for the purpose of taking possession of or removing the same.

                  Agent shall have the right, without notice of advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, in the name of any Borrower, or Lenders, or in the name of such other party as Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as Agent in its discretion exercised with the consent of Requisite Lenders may deem advisable, and Agent or any other Lender shall have the right to purchase at any such sale. If any such Collateral shall require rebuilding, repairing, maintenance or preparation, Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting such Collateral in such saleable form as Agent shall deem appropriate. Each Borrower agrees, at the request of Agent, to assemble such Collateral and to make it available to Agent at places which Agent shall reasonably select, whether at the premises of any Borrower or elsewhere, and to make available to Agent the premises and facilities of the Borrowers for the purpose of Agent's taking possession of, removing or putting such Collateral in saleable form. However, if notice of intended disposition of any Collateral is required by law, it is agreed that five (5) Business Days notice shall constitute reasonable notification and full compliance with the law. Agent shall be entitled to use all intangibles and computer software programs and data bases used by any Borrower in connection with its business or in connection with the Collateral. The net Cash proceeds resulting from Agent's exercise of any of the foregoing rights (after deducting all charges, costs and expenses including reasonable attorneys' fees) shall be applied by Agent to the payment of the Obligations, whether due or to become due, in such order as Agent may elect but in accordance with each Lender's Pro Rata Share. Borrowers shall remain liable to Lenders for any deficiencies, and Lenders in turn agree to remit to Borrowers any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

         Section 9.3 No Implied Waiver;  Rights  Cumulative

No delay on the part of Agent or any Lender in exercising any right, remedy, power or privilege under any of the Loan Documents or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any Default or Event of Default or as an acquiescence therein. No right, remedy, power or privilege conferred on or reserved to Agent or any Lender under any of the Loan Documents or otherwise is intended to be exclusive of any other right, remedy, power or privilege. Each and every right, remedy, power and privilege conferred on or reserved to Agent or any Lender under any of the Loan Documents or otherwise shall be cumulative and in addition to each and every other right, remedy, power or privilege so conferred on or reserved to Agent or any such Lender and may be exercised at such time or times and in such order and manner as Agent or any such Lender shall (in its sole and complete discretion) deem expedient.

         Section 9.4 Set-Off; Pro Rata Sharing.

If any Event of Default shall at any time occur, and for so long as it shall be continuing, any deposits, balances or other sums credited by or due from Agent or such Lender or any of the offices or branches of Agent or any Lender to any Borrower, may, without any prior notice of any kind to such Borrower, or compliance with any other conditions precedent now or hereafter imposed by statute, rule or law or otherwise (all of which are hereby expressly and irrevocably waived by each Borrower), be immediately set off, appropriated and applied by Agent or such Lender toward the payment and satisfaction of the Obligations (but not to any other obligations of Borrowers to Agent or such Lender until all of the Obligations have been paid in full) in such order and manner as Agent or such Lender (in its sole and complete discretion) may determine, subject, however, to the provisions of Section 10.13.

                    ARTICLE 10 -CONCERNING AGENT AND LENDERS

         Agent and Lenders agree as follows:

         Section 10.1 Appointment of Agent

Each Lender hereby appoints Provident to serve as Agent under this Agreement and the other Loan Documents, and in such capacity to administer this Agreement and the other Loan Documents.

         Section 10.2 Authority.

Each Lender hereby irrevocably authorizes Agent (i) to take such action on such Lender's behalf under this Agreement and the other Loan Documents and to exercise such powers and to perform such duties hereunder and thereunder as are delegated to or required of Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (ii) to take such action on such Lender's behalf as Agent shall consider necessary or advisable for the protection, collection or enforcement of any of the Obligations. Agent will promptly notify each Lender as soon as it becomes aware of any Default or Event of Default; provided, however, that Agent shall not be deemed to have knowledge of any item until such time as Agent's officers responsible for administration of the Loans shall receive written notice thereof or have actual knowledge of such event. If any Lender becomes aware of any Default or Event of Default, it shall promptly notify Agent thereof; provided, however, that a Lender shall not be deemed to have knowledge of any item until such time as such Lender's officers responsible for administration of the Loans shall receive written notice thereof or have actual knowledge of such event.

         Section  10.3  Acceptance  of  Appointment.

Agent hereby accepts its appointment as Agent for each Lender under this Agreement and the other Loan Documents, but only on the terms set forth in this Agreement, including the following:

                  (a) Agent makes no representation as to the value, validity or enforceability of this Agreement or of any of the other Loan Documents or as to the correctness of any statement contained in this Agreement or in any of the other Loan Documents;

                  (b) Agent may exercise its powers and perform its duties under this Agreement and the other Loan Documents either directly or through its agents or attorneys;

                  (c) Agent shall be entitled to obtain from counsel selected by it with reasonable care advice with respect to legal matters pertaining to this Agreement or any of the other Loan Documents and shall not be liable for any action taken, omitted to be taken or suffered in good faith in accordance with the advice of such counsel;

                  (d) Agent shall not be required to use its own funds in the performance of any of its duties or in the exercise of any of its rights or powers, and Agent shall not be obligated to take any action which, in its reasonable judgment, would involve it in any expense or liability unless it shall have been furnished security or indemnity in an amount and in form and substance satisfactory to it; and

                  (e) Agent, in performing its duties and functions under this Agreement and the other Loan Documents for the benefit of Lenders, will exercise the same care which it normally exercises in making and handling loans in which it alone is interested, but does not assume further responsibility.

         Section 10.4  Collateral Matters.

                  (a) Release of Collateral. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Property covered by the Security Documents
(i) upon termination of the Loan Commitments and payment and satisfaction of all Obligations; or (ii) constituting Property being sold or disposed of if Borrowers certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting Property leased to a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Borrower to be, renewed or extended. Upon request by Agent at any time, any Lender will confirm in writing Agent's authority to release particular types or items of Property covered by the Security Documents pursuant to this Section 10.4(a).

                  (b) Confirmation of Authority: Execution of Releases. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Requisite Lenders (as set forth in Section 10.4(a)), each Lender agrees to confirm in writing, upon request by Borrowers, the authority to release any Property covered by the Security Documents conferred upon Agent under clauses (i) through (iii) of Section 10.4(a). So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from Requisite Lenders of its authority to release any particular item or types of Property covered by the Security Documents, and upon at least five (5) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders or pursuant hereto upon such Collateral; provided, however, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Borrower in respect of) all interests retained by such Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Property covered by the Security Documents.

                  (c) Absence of Duty. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the Property covered by the Security Documents exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 10.4 or in any of the Loan Documents, it being understood and agreed that in respect of the Property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in Property covered by the Security Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, except that Agent shall be required to exercise the same care which it would in dealing with loans for its own account.

         Section 10.5 Agency for  Perfection.

Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in Collateral which, in accordance with
Article 9 of the UCC in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any security for the Obligations, it being understood and agreed that such rights and remedies may be exercised only by Agent.

         Section 10.6 Application of Moneys.

All moneys realized by Agent under the Loan Documents shall be held by Agent to apply in accordance with Section 2.8(b).

         Section 10.7 Reliance by Agent.

Agent shall be entitled to rely on any notice, consent, certificate, affidavit, letter, telegram, telecopy, facsimile or teletype message, statement, order, instrument or other document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Agent shall deem and treat the payee of any Note as the absolute owner thereof for all purposes hereof until such time as it receives actual notice of an assignment permitted hereunder of such payee's interest, together with the written agreement of the assignee in form and substance satisfactory to Agent that such assignee is bound by this Agreement as a "Lender" hereunder.

         Section  10.8  Exculpatory  Provisions.

Neither Agent nor any of its shareholders, directors, officers, employees or agents shall be liable in any manner to any Lender for any action taken, omitted to be taken or suffered in good faith by it or them under any of the Loan Documents or in connection therewith, or be responsible for the consequences of any oversight or error of judgment, except for losses due to gross negligence or willful misconduct of Agent or such shareholder, director, officer, employee or agent. Without limiting the generality of the foregoing sentence of this Section 10.8, under no circumstances shall Agent be subject to any liability to any Lender on account of any action taken or omitted to be taken by such Agent in compliance with the direction of Requisite Lenders or all Lenders, as the case may be, as provided for hereunder.

                  Agent shall not be responsible in any manner to any Lender for the due execution, effectiveness, genuineness, validity or enforceability, perfection or recording of this Agreement, any of the Notes, any of the other Loan Documents or for any certificate, report or other document used under or in connection with this Agreement or any of the other Loan Documents, or for the truth or accuracy of any recitals, statements, warranties or representations contained herein or in any certificate, report or other document at any time hereafter furnished or purporting to have been furnished to it by or on behalf of any Borrower or any other Person, or be under any obligation to any Lender to ascertain or inquire as to the performance or observance by any Borrower or any other Person of any of the covenants, agreements or conditions set forth in this Agreement, the Notes or any of the other Loan Documents or as to the use of any moneys lent hereunder or thereunder.

                  Agent  shall not be  obligated  to take any  action or refrain from taking any action under any Loan Document that might, in its judgment, involve it in any expense or liability until it shall have been indemnified to its satisfaction by or received an agreement to indemnify from each Person which such Agent reasonably believes may be an intended recipient of such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

         Section 10.9 Action by Agent.

Except as otherwise expressly provided under this Agreement or in any other of the Loan Documents, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as Requisite Lenders or all Lenders, as the case may be as provided for hereunder, shall direct. Except as otherwise expressly provided in any of the Loan Documents, Agent will not (and will not be obligated to) take any action, assert any rights or pursue any remedies under this Agreement or any of the other Loan Documents in violation or contravention of any express direction or instruction of Requisite Lenders or all Lenders, as the case may be as provided for hereunder. Agent may refuse (and will not be obligated) to take any action, assert any rights or pursue any remedies under this Agreement or any of the other Loan Documents without the express written direction and instruction of Requisite Lenders or all Lenders, as the case may be as provided for hereunder. In the event Agent fails, within a commercially reasonable time, to take such action, assert such rights, or pursue such remedies as Requisite Lenders or all Lenders, as the case may be as provided for hereunder, direct, Requisite Lenders or all Lenders, as the case may be as provided for hereunder, shall have the right to take such action, to assert such rights, or pursue such remedies for the benefit of all Lenders unless the terms hereof otherwise require the consent of all Lenders to the taking of such actions. All notices and other information delivered by a Borrower to Agent hereunder, if material to Lenders, shall be delivered within a reasonable time (and in any event not more than five (5) days) after Agent's receipt of same by Agent to each Lender. No Lender (other than Provident, acting in its capacity as Agent) shall be entitled to take any enforcement action of any kind under any of the Loan Documents, except as expressly provided in this Agreement. Action that may be taken by Requisite Lenders or all Lenders, as the case may be as provided for hereunder may be taken pursuant to a vote at a meeting (which may be held by telephone conference call) of all Lenders, or pursuant to the written consent of such Lenders.

         Section 10.10 Amendments,  Waivers and Consents.

Any provision of this Agreement, the Notes or the other Loan Documents may be amended or waived upon the consent of Requisite Lenders, and after such consent, Agent, for the benefit of Lenders, may execute and deliver to Borrower a written instrument waiving or amending such provision; provided, however, that neither this Agreement, the Notes, nor any of the other Loan Documents may be amended, waived or a variation therefrom or forbearance with respect to such variation consented to without the written consent of Agent and all of Lenders which effect (i) a change in the Maximum Commitment (other than a change provided for in this Agreement); (ii) a change in any Lender's Loan Commitment; (iii) a reduction in the interest rates or reduction of the principal set forth in the Notes; (iv) an extension of the maturity date on the Notes; (v) a change in the payment schedule or scheduled date for the payment of or amount of any interest or principal; (vi) any change in, or any waiver of, any provision in Section 7.9 (which consent will not be unreasonably withheld); (vii) a change in this paragraph, the definition of Requisite Lenders or any provision of this Agreement which requires consent or action of all Lenders for action thereunder;
(viii) a change in the obligations and liabilities of Agent; (ix) a change which increases the obligations of any Lender; or (x) a change in any fees or charges hereunder or in Sections 2.11 or 11.5.

         Section 10.11  Indemnification.

Each Lender agrees to indemnify Agent (to the extent Agent is not promptly reimbursed by Borrower), in accordance with such Lender's Pro Rata Share of the Loans, from and against any and all liabilities, obligations, losses, damages, penalties, interests, actions, judgments and suits of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent relating to or arising out of this Agreement or any of the other Loan Documents or relating to any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, interest, actions, judgments or suits resulting from Agent's own gross negligence or willful misconduct.

         Section 10.12  Reimbursement  of Agent.

Each Lender further agrees to reimburse Agent, in accordance with such Lender's Pro Rata Share of the Loans, for any reasonable out-of-pocket costs or expenses incurred by Agent in connection with its duties under this Agreement (including, but not limited to, reasonable fees and disbursements of counsel, travel and living expenses away from home of employees or agents of Agent and compensation of agents or of experts employed by Agent to render services for Lenders hereunder), but only to the extent such fees, disbursements, expenses and compensation have not been promptly reimbursed to Agent by Borrowers. If any such sums are reimbursed to Agent by Borrowers after one or more of Lenders have reimbursed Agent for such sums, Agent will refund such sums ratably to Lenders who contributed such sums.

         Section 10.13 Sharing of Funds  Received.

Each Lender and Agent agrees with Agent and each of the other Lenders that if such Lender shall receive from Borrowers or any other Person or Persons, whether by payment received otherwise than in accordance with the terms of the Loan
Documents, exercise of the right of set-off, counterclaim, cross-claim, enforcement of any claim, or proceedings against any Borrower or any other Person or Persons, proof of claim in bankruptcy, reorganization, liquidation, receivership or other similar proceedings, or otherwise, and shall retain and apply to the payment of any of the Obligations owing to such Lender any amount in excess of its share of the payments received by all Lenders and Agent in respect of all of the Obligations, such Lender will promptly make such dispositions and arrangements with the other Lenders and Agent with respect to such excess, either by way of distribution, pro tanto assignment of claim, subrogation or otherwise, as shall result in each Lender receiving in respect of the Obligations owing to it, its share of such payments; provided, however, that the payment of the principal balance and all accrued interest and other fees and charges due under the Revolving B Notes on the Termination Date thereof, as set forth in the Revolving B Notes and herein, shall not be deemed a payment subject to the provisions of this Section.

         Section 10.14 Dealing with Lenders.

Agent may at all times deal solely with the several Lenders for all purposes of this Agreement and the protection, enforcement and collection of the Obligations, including without limitation the acceptance and reliance upon any certificate, consent or other document executed on behalf of one or more of Lenders and the division of payments pursuant hereto. Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. Agent shall have no implied duties to Lenders, or any obligation to Lenders to take any action hereunder except any action specifically provided by this Agreement to be taken by Agent.

         Section 10.15 Agent as Lender.

Provident shall have, in its capacity as a Lender, the same obligations and the same rights, remedies, powers and privileges under this Agreement and the other Loan Documents as it would have were it not also an Agent.

         Section 10.16 Duties Not to be Increased.

The duties and liabilities of Agent under this Agreement and the other Loan Documents shall not be increased or otherwise changed without its express prior written consent. Agent shall have no duty to provide information to Lenders except as expressly set forth herein.

         Section 10.17 Lender Credit Decisions.

Each Lender acknowledges that it has, independently of and without reliance upon Agent or any of the other Lenders, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents to which it is a party. Each Lender also acknowledges that it will, independently of and without reliance upon Agent or any of the other Lenders, continue to make its own credit decisions in taking or not taking action under this Agreement or any of the other Loan Documents and in determining the compliance or lack thereof by Borrowers and any other Person with any provision of any Loan Document or other document or agreement.

         Section 10.18  Resignation of Agent.

Provident and any successor Agent may resign as such at any time by giving thirty (30) days' prior written notice of resignation to each Lender and Borrowers, such resignation to be effective on the date which is specified in such notice; provided, however, that, if Provident, in its capacity as a Lender, still owns, directly or indirectly, more than fifty percent (50%) of the then outstanding balance of the Loans, it shall not be permitted to resign as Agent without the written consent of all of the Lenders, which consent shall not be unreasonably withheld. Upon any such resignation by Provident as Agent, or in the event the office of Agent shall thereafter become vacant for any other reason, Requisite Lenders shall appoint a successor Agent, by an instrument in writing signed by such Lenders and delivered to such successor Agent and Borrowers, whereupon such successor Agent shall succeed to all of the rights and obligations of the retiring Agent as if originally named. The retiring Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the retiring Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the retiring Agent shall be discharged from its duties and obligations hereunder, except for its gross negligence or willful misconduct arising prior to its retirement or removal hereunder. After any Agent's resignation, the provisions of Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         Section 10.19 Assignment of Notes: Participation.

                  (a) Each Lender may, with thirty (30) days prior notice to Agent and to each other Lender, assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement and the Notes; provided that (i) for each such assignment, the parties thereto shall execute and deliver an assignment and assumption agreement, in form and substance acceptable to Agent, together with any Notes subject to such assignment, (ii) each such assignment shall be for not less than $1,000,000 of the assigning Lender's Loan Commitment, and shall be in increments of not less than $100,000 of the assigning Lender's Loan Commitment, and (iii) each other Lender shall have the right, exercisable by notice to the Agent within such thirty (30) day notice period, to participate in such assignment on a pro rata basis according to the amount of each such assigning Lender's Credit Commitment. Upon such execution and delivery of such assignment and assumption agreement to Agent, from and after the date specified as the effective date in such agreement, (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such agreement, such assignee shall have the rights and obligations of a Lender hereunder, and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such agreement, relinquish its rights (other than any rights it may have pursuant to Section 11.5 which will survive) and be released from its obligations under this Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) Each Lender may, with thirty (30) days prior notice to Agent and to each other Lender, sell participations of its rights and obligations under the Loan Documents to one or more banks or other entities (including, without limitation, up to such portion of its Loan Commitment, the Loans owing to it, and the Notes held by it); provided, however, that (i) such Lenders' obligations under the Loan Documents (including, without limitation, its Loan Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of the Loan Documents, (iv) the participating banks or other entities shall be entitled to the cost protection provisions of Sections 2.11 and 11.5, but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which Lender granting such participation would have been entitled, (v) Borrowers, Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under the Loan Documents,
(vi) no such transfer shall include the transfer of any of such Lender's rights to grant consents or approve amendments or modifications to the Loan Documents except with respect to those items requiring the action of or consent by all Lenders or affecting the rights and obligations of Agent, and (vii) each other

Lender shall have the right, exercisable by notice to the Agent within such thirty (30) day notice period, to participate in such sale on a pro rata basis according to the amount of each such assigning Lender's Credit Commitment. It is understood and agreed that each Lender may share any and all information received by it from or on behalf of any Borrower pursuant to this Agreement or any of the other Loan Documents with any participant or prospective participant of such Lender.

                 ARTICLE 11 - PROVISIONS OF GENERAL APPLICATION

         Section 11.1 Term of Agreement.

This Agreement shall continue in full force and effect and the duties, covenants and liabilities of the Borrowers hereunder and all the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until all Obligations to Agent and each Lender have been satisfied in full.

         Section 11.2  Notices.

                  (a) All notices and other communications pursuant to this Agreement shall be in writing, and shall be delivered by certified mail, return receipt requested, regularly scheduled overnight delivery service, telecopy or hand-delivery, addressed as follows:


                           (i)      If to any Borrower, at:
                                    c/o Omega Healthcare Investors, Inc.
                                    900 Victors Way/Suite 350
                                    Ann Arbor, Michigan 48103
                                    Attention: Carol Albaugh
                                    Telecopier No: (734) 887-0201

                                    with a copy to:

                                    c/o Omega Healthcare Investors, Inc.
                                    900 Victors Way/Suite 350
                                    Ann Arbor, Michigan 48103
                                    Attention: Susan A. Kovach, Esq.,
                                               General Counsel
                                    Telecopier No: (734) 887-0201

                           (ii)     If to Agent, at:

                                    The Provident Bank
                                    One East Fourth Street
                                    Cincinnati, Ohio 45202
                                    Attn: Steven Bloemer
                                    Fax Number: (513) 579-2201

                                    With a copy to:
                                    Kohnen & Patton LLP
                                    1400 Carew Tower
                                    441 Vine Street
                                    Cincinnati, OH 45202
                                    Attn:  Joseph Beech III, Esq.
                                    Fax Number:  (513) 381-5823

                           (iii) If to a Lender,  at such  address  set forth on
                          Schedule 1.1;

or to such other addresses or by way of such other fax numbers as any party hereto shall have designated in a written notice to the other parties hereto.

                  (b) Except as otherwise expressly provided herein, any notice or other communication pursuant to this Agreement or any other Loan Document shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it is directed, or (ii) if sent by regularly scheduled overnight delivery service or by telecopy, when received by the addressee; or (iii) if sent by certified mail, return receipt requested, on the fifth (5th) Business Day following the date of mailing, whichever of (i),
(ii) or (iii) shall be the earliest.

         Section  11.3  Survival of  Representations.

All representations and warranties made by or on behalf of the Borrowers in this Agreement or any of the other Loan Documents shall be deemed to have been relied upon by Agent and each Lender notwithstanding any investigation made by Agent or any Lender and shall survive the execution and delivery of the Loan Documents and the making of the Loan.

         Section 11.4  Amendments.

Each of the Loan Documents may be modified, amended or supplemented in any respect whatever only with the prior written consent or approval of Agent and Requisite Lenders or all Lenders (as the case may be) and each other Person which is a party to such Loan Document, all in accordance with the terms of
Section 10.10.

         Section 11.5 Costs, Expenses, Taxes and Indemnification.

                  (a) Each Borrower, jointly and severally, absolutely and unconditionally agrees to pay to Agent, for the respective pro rata account of Agent and each Lender, upon demand by Agent or any Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by any of the Loan Documents are ultimately consummated (i) all reasonable out-of-pocket costs and expenses which shall at any time be incurred or sustained by Agent or any of its directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the preparation, negotiation, execution and delivery of the Loan Documents and the perfection and continuation of the rights of Lenders and Agent in connection with the Loans, as well as the preparation, negotiation, execution, or delivery or in connection with the amendment or modification of any of the Loan Documents or as a consequence of, on account of, in relation to or any way in connection with the granting by Agent or any Lender of any consents, approvals or waivers under any of the Loan Documents including, but not limited to, reasonable attorneys' fees and disbursements; and (ii) all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by Agent or any Lender or any of their directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the exercise, protection or enforcement (whether or not suit is instituted) any of its rights, remedies, powers or privileges under any of the Loan Documents or in connection with any litigation, proceeding or dispute in any respect related to any of the relationships under, or any of the Loan Documents (including, but not limited to, all of the reasonable fees and disbursements of consultants, legal advisers, accountants, experts and agents for Agent or any Lender, the reasonable travel and living expenses away from home of employees, consultants, experts or agents of Agent or any Lender, and the reasonable fees of agents, consultants and experts not in the full-time employ of Agent or any Lender for services rendered on behalf of Agent or any Lender).

                  (b) Each Borrower shall, jointly and severally, absolutely and unconditionally indemnify and hold harmless Agent and each Lender against any and all claims, demands, suits, actions, causes of action, damages, losses, settlement payments, obligations, costs, expenses and all other liabilities whatsoever which shall at any time or times be incurred or sustained by Agent or any Lender or by any of their shareholders, directors, officers, employees, Subsidiaries, Affiliates or agents on account or in relation to, or in any way in connection with, any of the arrangements or transactions contemplated by, associated with or ancillary to this Agreement or any of the other Loan Documents other than by reason of the gross negligence or willful misconduct of the indemnified party, whether or not all or any of the transactions contemplated by, associated with or ancillary to this Agreement or any of such Loan Documents are ultimately consummated.

                  (c) Each Borrower hereby covenants and agrees that any sums expended by Agent or any Lender for which Agent or any Lender is entitled to be reimbursed pursuant to this Section 11.5 shall be immediately due and payable upon demand by Agent or any Lender, and shall bear interest at the Post-Default Rate from the date Agent or any such Lender demand payment until the date such payment is made in full to Agent or such Lender.

                  (d) The party prevailing in any action, suit or proceeding arising out of or in any way in connection with this Agreement or any of the transactions contemplated hereby shall be entitled to reimbursement of all reasonable fees of its attorneys incurred in connection with such action, suit or proceedings.

         Section 11.6 Release.

Each Borrower hereby releases the Lenders and the Agent, their respective predecessors in interest and any subsidiaries thereof, and all of their respective officers, directors, agents, representatives or counsel, from any and all claims, causes of action, suits, debts or obligations, liabilities, demands, losses, costs and expenses, (including attorney's fees), of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which such Borrower may have or claim to have now or which may hereafter arise out of or in connection with any act or omission existing or occurring prior to the date hereof, including, without limitation, any claims, causes of action, liabilities or demands arising in connection with the any prior relationship between said Borrower and the Lenders and the Agent, their respective predecessors in interest and any subsidiaries thereof, and all of their respective officers, directors, agents, representatives or counsel, whether arising under any documents, instruments or agreements evidencing said prior relationship or in connection with such relationship in general. The provisions of this section shall be binding on each Borrower, its successors and assigns, and shall inure to the benefit of the Lenders and the Agent, and their respective successors and assigns.

         Section  11.7  Language.

All notices, applications, certificates, reports, financial statements and other financial information, correspondence and all other communications from any Borrower to Agent or any Lender pursuant to this Agreement or any of the other Loan Documents shall be in the English language or shall be accompanied by an English translation thereof completely satisfactory to Agent or such Lender.

         Section  11.8  Binding  Effect:  Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in title and assigns; provided, however, that (i) a Borrower may not assign or delegate any of its rights or obligations hereunder to any Person or Persons without the express prior written consent of Agent and all Lenders; and (ii) no Lender may assign or delegate its rights or obligations hereunder to any Person or Persons except in accordance with Section 10.19.

         Section 11.9 Governing Law:  Jurisdiction  and Venue.

The undersigned agree that inasmuch as this Agreement, the Notes and the Loan Documents are to be executed by the Borrowers and accepted by Agent and Lenders in Cincinnati, Ohio and the funds to be disbursed under the Loan are to be disbursed in Ohio, this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the substantive laws of the State of Ohio, without reference to the conflict of laws principles of such state.

         Agent, each Lender and each Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement, the Notes, Loan Documents, or the transactions contemplated by this Agreement may be prosecuted as to all parties, their successors and assigns, and by the foregoing designations Agent, each Lender, and each Borrower consent to the jurisdiction and venue of such courts. EACH BORROWER WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH BORROWER. In the event such litigation is commenced, each Borrower agrees that service of process may be made and personal jurisdiction over such Borrower obtained by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon such Borrower at the address set forth in Section
11.2. Each Borrower recognizes and agrees that the agency has been created for the benefit of the Borrowers, and Agent and each Lender and agree that this agency shall not be revoked, withdrawn or modified without the consent of Agent.

         Section  11.10  WAIVER  OF  JURY  TRIAL

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDERS TO EXTEND CREDIT TO BORROWERS, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, EACH BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

         Section  11.11  Waivers.

Except to the extent expressly provided elsewhere in this Agreement, each Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loans made, credit extended, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         Section  11.12  Interpretation  and Proof of Loan  Documents.

Whenever possible, the provisions of each Loan Document will be construed in such a manner as to be consistent with this Agreement and each other Loan Document. If any of the provisions of any Loan Document are inconsistent with this Agreement, such provisions of this Agreement will supersede such provisions of such Loan Document. This Agreement, the Loan Documents and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by Agent or any Lender at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to Agent or any Lender, may be reproduced by Agent or such Lender by an photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Agent or such Lender may destroy any original document (other than any Note) so reproduced. Each Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Agent or such Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 11.13  Integration of Schedules and Exhibits.

The Exhibits and Schedules annexed to this Agreement are an integral part of this Agreement and are incorporated herein by reference.

         Section  11.14  Headings.

The headings of the Articles, Sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         Section  11.15  Counterparts.

This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. Any documents delivered by, or on behalf of, Borrowers by fax transmission (i) may be relied on by Agent and Lenders as if the document were a manually signed original and
(ii) will be binding on Borrowers for all purposes of the Loan Documents.

         Section 11.16  Severability.

Any provision of this Agreement which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section  11.17 One General  Obligation.

The Loans and all advances by Lenders to Borrowers under this Agreement constitute one loan, and all Obligations of Borrowers to Agent and Lenders under this Agreement constitute one general obligation. It is expressly understood and agreed that all of the rights of Agent and each Lender contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement.




                         [Signatures on following page.]

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

                                            THE PROVIDENT BANK

                                 By:      /s/ Steven J. Bloemer
                                          ---------------------------
                                 Its:     Vice President
                                 Printed: Steven J. Bloemer



                                             ONE VALLEY BANK

                                 By:     /s/ Timothy Paxton
                                         -------------------
                                 Its:   Vice President


                                        GREAT AMERICAN INSURANCE COMPANY


                                 By:    /s/ Ronald C. Hayes
                                        -------------------------
                                 Its:   Assistant Vice President


                                       GREAT AMERICAN LIFE INSURANCE COMPANY

                                 By:    /s/ Mark Muething
                                        ------------------------
                                 Its:   Executive Vice President


                                  OMEGA HEALTHCARE INVESTORS, INC.

                                     STERLING ACQUISITION CORP.

                                         DELTA INVESTORS I, LLC


                                  By: /s/ F. Scott Kellman
                                      ------------------------


         F. Scott Kellman, as Chief Operating Officer of all of the aforementioned corporations or limited liability companies, has executed this Loan Agreement and intending that all corporations or limited liability companies above named are bound and are to be bound by the one signature as if he had executed this Loan Agreement separately for each of the above named corporations.

                                 FORM OF NOTE

                        REVOLVING LOAN A PROMISSORY NOTE

$50,000,000.00                                                 Cincinnati, Ohio
                                                              August ____, 2000

         THIS REVOLVING LOAN A PROMISSORY NOTE (this "Note") is executed and delivered as of the date hereof jointly and severally by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, STERLING ACQUISITION CORP., a Kentucky corporation, and DELTA INVESTORS I, LLC, a Maryland limited liability company (hereafter collectively referred to as "Borrowers", or individually as a "Borrower"), to THE PROVIDENT BANK, an Ohio banking corporation ("Lender").

         This Note has been executed and delivered by Borrowers to Lender pursuant to a certain Loan Agreement dated as of August ____,2000, by and among Borrowers, The Provident Bank, an Ohio banking corporation, as Agent, and the Lenders listed on Schedule 1.1 thereto (the "Loan Agreement"), and is subject to the terms and conditions of the Loan Agreement, including without limitation, acceleration upon the terms provided therein. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings given in the Loan Agreement.

         Borrowers, for value received, jointly and severally promise to pay to the order of Lender, at Agent's Head Office, for the account of Lender in accordance with the Loan Agreement, the principal sum of Fifty Million and 00/100 Dollars ($50,000,000.00), being the amount of Lender's Revolving Loan A Commitment, or so much thereof as is then currently outstanding and owed by Borrower to Lender as Revolving Loan A pursuant to the Loan Agreement, together with interest thereon at the Interest Rate. Interest on the principal balance of this Note shall be due and payable (i) with respect to each LIBOR Loan, in arrears on the last day of each LIBOR Period applicable thereto, (ii) with respect to each Loan other than a LIBOR Loan, monthly in arrears commencing on August 31, 2000 and the last day of each calendar month thereafter, and (iii) with respect to a Loan other than a LIBOR Loan which is converted to a LIBOR Loan in accordance with the provisions of the Loan Agreement, on the day immediately preceding the first day of the applicable LIBOR Period. Interest shall be computed on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixty (360) days. The entire principal balance of this Note and all accrued but unpaid interest shall, if not sooner paid or required to be paid pursuant to the Loan Agreement, be due and payable in full on June 30, 2005. This Note is subject to mandatory prepayment and/or acceleration as provided in the Loan Agreement.

         This Note may be prepaid in full or in part at any time and from time to time; provided, however, that any prepayment in full may be subject to a prepayment fee as provided in Section 2.7(a) of the Loan Agreement.

         Upon the occurrence and during the continuance of any Event of Default, the outstanding principal and all accrued and unpaid interest, as well as any other Obligations due Lender hereunder or under any Loan Document, shall bear interest at the Post-Default Rate from the date on which such Event of Default shall have occurred to the date on which such Event of Default shall have been waived or cured.

         Upon the occurrence and during the continuance of any Event of Default, the entire principal balance of this Note and all accrued but unpaid interest shall, upon notice by Agent to Borrowers, become immediately due and payable, except that if there shall be an Event of Default under Section 9.1(f) of the Loan Agreement, the entire principal balance of this Note and all accrued but unpaid interest shall become immediately due and payable without notice.

         Subject to the terms and conditions of the Loan Agreement and until the Termination Date, Borrowers may borrow, repay and reborrow from Lender, and Lender will lend and relend to Borrowers, such amounts not to exceed Lender's Revolving Loan A Commitment as Borrowers may from time to time request.

         Borrowers hereby: (i) waive presentment, notice of presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given by law, except as otherwise specifically provided in the Loan Agreement, in connection with the delivery, acceptance, performance, default or enforcement of this Note or any indorsement or guaranty of this Note; and (ii) consent to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Agent or Lender or any indulgence shown by Agent or Lender, from time to time and in one or more instances (without notice to or further assent from Borrowers), and agree that no such action, failure to act or failure to exercise any right or remedy on the part of Agent or Lender shall in any way affect or impair the obligations of Borrowers or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note, or under any indorsement or guaranty of this Note. Borrowers further jointly and severally agree to reimburse Agent and Lender for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement of this Note.

         Anything herein to the contrary notwithstanding, the obligations of Borrowers under this Note, the Loan Agreement and any other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Lender would be contrary to the provisions of law applicable to Lender limiting the maximum rate of interest that may be charged or collected by Lender. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by this Note, and then to the extent that any excess remains, all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by Lender to Borrowers, it being the intent of the parties hereto that under no circumstances shall Borrowers be required to pay any interest in excess of the highest rate permissible under applicable law.

         The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Ohio.

         Borrowers hereby designate all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation Borrowers consent to the jurisdiction and venue of such courts.

                  IN ACCORDANCE WITH SECTIONS 11.9 AND 11.10 OF THE LOAN AGREEMENT, AND AFTER HAVING AN OPPORTUNITY TO CONSULT COUNSEL, BORROWERS EXPRESSLY WAIVE (i) ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR PURPOSES OF LITIGATION TO ENFORCE THE OBLIGATIONS OF ANY BORROWER, AND (ii) THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

         TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE OBLIGATIONS OF THIS NOTE.

                        (Signatures appear on next page)

         IN WITNESS WHEREOF, Borrowers have executed this Note as of the date set forth above.

                        OMEGA HEALTHCARE INVESTORS, INC.

                                          By: _________________________________

                                          Name: ______________________________

                                          Title: _______________________________

                           STERLING ACQUISITION CORP.

                                           By: _________________________________

                                           Name: _______________________________

                                           Title:  _____________________________

                            DELTA INVESTORS I, LLC

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                                FORM OF MORTGAGE


-----------------------------------------------------------------------------
                     OPEN-END MORTGAGE, ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

            [THIS INSTRUMENT SECURES FUTURE ADVANCES AND OBLIGATIONS]

THIS OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "Instrument") is made this _____ day of August, 2000, between STERLING ACQUISITION CORP., a Kentucky corporation, whose address is 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108 (the "Borrower"), and THE PROVIDENT BANK, AGENT, an Ohio banking corporation, whose address is One East Fourth Street, Cincinnati, Ohio 45202, ("Agent").

WHEREAS, pursuant to the terms of a certain Loan Agreement dated August _____, 2000 (as such agreement may be amended, modified or supplemented from time to time, the "Loan Agreement") between Agent, Borrower and Lenders (as defined in the Loan Agreement), Lenders have agreed to extend credit to Borrower up to the aggregate maximum principal amount of Seventy-Five Million Dollars ($75,000,000.00), with the balance of the indebtedness if not sooner paid, due and payable on __________________, 2005 (the "Loan"); and

WHEREAS, such indebtedness is evidenced by: (i) the Loan Agreement; and (iii) Borrower's revolving promissory notes of even date therewith, in the maximum original principal amount of Seventy-Five Million Dollars ($75,000,000.00) ("Notes"), bearing interest at the rate of interest set forth therein and providing for the payment of principal and interest, with the balance of the indebtedness if not sooner paid, due and payable on ___________________, 2005; and

WHEREAS, the Loan is made pursuant to the terms of, and in accordance with or reliance upon, certain other agreements and documents, which include, without limitation, the Loan Agreement, and the Loan Documents (as defined in the Loan Agreement).

NOW THEREFORE, TO SECURE TO AGENT the repayment of the Obligations, as that term is defined in the Loan Agreement, BORROWER DOES HEREBY MORTGAGE, WARRANT, GRANT, BARGAIN, SELL, ASSIGN AND CONVEY TO AGENT, ITS SUCCESSORS AND ASSIGNS, all of

Borrower's estate, right, title and interest in, to and under that certain parcel of real property commonly known as Carter Nursing and Rehabilitation Center, 250 McDavid Blvd., Grayson, Kentucky, as more particularly described in Exhibit "A", attached hereto and made a part hereof, whether now owned or hereafter held or acquired (the "Land"), together with all right, title and interest which Borrower may have in and to all improvements, buildings and structures thereon of every nature whatsoever, whether now owned or hereafter held or acquired (the "Improvements", which together with the Land shall be referred to as the "Premises") and all appurtenances to said Premises, including and together with:

     (a) all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Borrower may now have or hereafter acquire in and to (i) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining said Land, and any other interests in property constituting appurtenances to the Land, or which hereafter shall in any way belong, relate or be appurtenant thereto, and (ii) all hereditaments, gas, oil, minerals, and easements, of every nature whatsoever, located in or on the Premises and all other rights and privileges hereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to, or of any of the rights and interests described in subparagraphs (i) and (ii) above (hereinafter the "Property Rights"); and

     (b) all right,  title and  interest,  if any,  in and to all  fixtures  and appurtenances of every nature whatsoever now or hereafter located in, on or attached to, and used or intended to be used in connection with, or with the operation of, the Premises, including, but not limited to (i) all apparatus, machinery and equipment of Borrower; and (ii) all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing (the "Fixtures"); as well as all personal property and equipment of every nature whatsoever now or hereafter located in or on the Premises, including but not limited to all right, title and interest, if any, in and to (iii) all screens, window shades, blinds, wainscoting, storm doors and windows, floor coverings, and awnings of Borrower; (iv) all apparatus, machinery, equipment and appliances of Borrower not included as Fixtures; (v) all items of furniture, furnishings, and personal property of Borrower; (vi) all other personal property of Borrower and all rights and things of value of every kind and nature, tangible or intangible, absolute or contingent, equal or equitable, including without limitation: (a) all lists of lessees or other customer lists, books and records, ledger and account cards, computer tapes and programs, software, disks, printouts and records, whether now in existence or hereafter created, of Borrower relating to the Premises; (b) all right, title and interest, if any, in and to all management agreements, consulting agreements, employment agreements and other agreements pertaining to the Premises, now existing or hereafter arising, each as amended from time to time, including without limitation all rights and privileges thereunder; (c) all right, title and interest, if any, in and to all licenses, permits, approvals, authorizations, qualifications, registrations and recording thereof and all applications incorporated into such licenses, permits, approvals, authorizations and registrations now owned or hereafter acquired by Borrower and required from time to time for the business operations of Borrower or the Premises, including, but not limited to, Certificates of Need, to the extent that assignment of the same is permissible under applicable law; (d) all liens, security interests, mortgages, security, warranties, guarantees, sureties, payment bonds, performance bonds, insurance policies, maintenance, repair or replacement agreements, and other contractual obligations of any contractor, subcontractor, surety, guarantor, manufacturer, dealer, laborer, supplier or materialman, with respect to the Premises; (e) all causes of action, goodwill, trade names, tax refund claims, and all rights to indemnification of Borrower; (f) all plans, specifications and drawings relating to the Premises in Borrower's possession or under its reasonable control; and (g) all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith including, without limitation, all rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; and (vii) all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing (iii) - (vi) (the "Personal Property"). It is mutually agreed, intended and declared, that the Premises and all of the Property Rights and Fixtures owned by Borrower (referred to collectively herein as the "Real Property") shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Instrument to be real estate and covered by this Instrument. It is also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the Uniform Commercial Code, this Instrument shall constitute a security agreement, fixture filing and financing statement, and Borrower agrees to execute, deliver and file or refile any financing statement, continuation statement, or other instruments Agent may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code. To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land; and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a "fixture-filing" within the meaning of the Uniform Commercial Code. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein, in Paragraph 14 hereof or by general law, or, as to that part of the security in which a security interest may be perfected under the Uniform Commercial Code, by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at the Agent's sole election; and

     (c) (i) all the estate, right, title and interest of the Borrower, in and to all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, the Personal Property or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Real Property, the Personal Property or any part thereof; and (except as otherwise provided herein or in the Loan Agreement) the Agent is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and to apply the same as provided in the Loan Agreement; and (ii) all contract rights, general intangibles, actions and rights in action, relating to the Real Property, or the Personal Property, including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property or the Personal Property. (The rights and interests described in this Paragraph shall hereinafter be called the "Intangibles.")

AS ADDITIONAL SECURITY FOR THE OBLIGATIONS SECURED HEREBY, BORROWER DOES HEREBY CONVEY, TRANSFER AND ASSIGN TO AGENT from and after the date hereof (including any period of redemption), primarily and on a parity with said real estate, and not secondarily, all the rents, issues and profits of the Real Property; all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Real Property or the Personal Property); all monies due and to become due to Borrower under any lease for services, materials or installations supplied, whether or not the same were supplied under the terms of any lease; all the proceeds of all such rents, both cash and non-cash including, but not limited to, any minimum rents, additional rents, percentage rents, parking, maintenance, insurance and tax contributions, any damages following default by lessee under any lease; any penalties or premiums payable by lessee under any lease; and the proceeds of any policy of insurance covering loss of rents resulting from destruction of any portion of the Real Property (collectively, the "Rents") under any and all present and future leases, contracts or other agreements between Borrower and any other party or parties relative to the ownership of the Real Property or the Personal Property or to the occupancy of all or any portion of the Real Property (the "Leases", which term shall include, but not be limited to, that certain Master Lease between Borrower, as lessor, and Sterling Health Care Management, Inc., as lessee (the "Master Lease")). The term "Rents" shall include, but not be limited to, that portion of the "Minimum Rent" (as that term is defined in the Master Lease) indicated on Exhibit "B" attached hereto and made a part hereof. With respect to said conveyance, transfer and assignment of such Rents, Borrower further covenants and agrees:

          (a) Borrower and Agent intend that this assignment shall be a present, absolute and unconditional assignment and shall, immediately upon execution, give Agent the right to collect the Rents and to apply them in payment of the principal and interest and all other sums payable on the Obligations. However, Agent hereby grants to Borrower the right to collect and use the Rents as they become due and payable under the Leases, subject to the provisions set forth below and in the Loan Agreement, but not more than one (1) month in advance thereof, until an Event of Default (as defined in the Loan Agreement) has occurred, provided that the existence of such right shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Borrower, and any such subsequent assignment shall be subject to the rights of Agent under this Instrument.

          (b) Upon the occurrence of an Event of Default: (1) Borrower agrees, upon demand, that Agent may assume the management of the Real Property, and collect the Rents, applying the same upon the Obligations in the manner provided in the Loan Agreement; and (2) Borrower hereby authorizes all lessees, guarantors, purchasers or other persons occupying or otherwise acquiring any interest in any part of the Real Property to pay the Rents due under the Leases with respect to the Real Property, but only with respect to the Real Property, to the Agent upon request of the Agent, and Borrower shall, at the request of Agent, notify such lessees, guarantors, purchasers or other persons that they are so authorized and directed. Borrower hereby appoints Agent as its true and lawful attorney in fact to manage said property and collect the Rents, with full power to bring suit for collection of the Rents and possession of the Real Property, giving and granting unto Agent and unto its agent or attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in the protection of the security hereby conveyed; provided, however, that (i) this power of attorney and assignment of rents shall not be construed as an obligation upon Agent to make or cause to be made any repairs that may be needful or necessary and (ii) Agent agrees that until such Event of Default, Agent shall permit Borrower to perform the aforementioned management responsibilities, including collecting the Rents.

          (c) Upon Agent's receipt of the Rents, at Agent's option,  it may pay:
     (1) reasonable charges for collection hereunder, costs of necessary repairs and other costs requisite and necessary during the continuance of this power of attorney and assignment of rents, (2) general and special taxes, insurance premiums, and (3) the balance of the Rents pursuant to the provisions of the Loan Agreement. This power of attorney and assignment of Rents shall be irrevocable until this Instrument shall have been satisfied and released of record and the releasing of this Instrument shall act as a revocation of this power of attorney and assignment of rents. Agent shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with the provisions of the Loan Agreement.

All of the property described in the foregoing subparagraphs, and each item of property therein described, including but not limited to, the Land, the Premises, the Property Rights, the Fixtures, the Real Property, the Personal Property, the Intangibles and the Rents, is herein collectively referred to as the "Mortgaged Property".

Nothing herein contained shall be construed as constituting Agent a mortgagee in-possession in the absence of the taking of actual possession of the Mortgaged Property by Agent. Nothing contained in this Instrument shall be construed as imposing on Agent any of the obligations of the lessor under any Leases of the Real Property. In the exercise of the powers herein granted Agent, no liability shall be asserted or enforced against Agent, all such liability being expressly waived and released by Borrower.

This Instrument shall also secure the unpaid balances of future and additional loan advances made at any time while this Instrument remains unreleased of record, whether made pursuant to an obligation of Agent or otherwise. Such loan advances are or may be evidenced by the Notes, the Loan Agreement and one or more subsequent notes executed in substitution therefor. The maximum principal amount of unpaid loan indebtedness to be secured by this Instrument, exclusive of interest thereon, which may be outstanding at any time is Seventy-Five Million Dollars ($75,000,000.00). In addition to any other debt or obligation secured hereby, this Instrument shall secure: (i) unpaid balances of advances made for the payment of taxes, assessments, insurance premiums, and other costs incurred for the protection of the Mortgaged Property or the security of this Instrument; and, (ii) to the extent permitted by law, Agent's collection costs, including its attorneys fees.

Borrower,  as  an  integral  part  of  this  Instrument,   covenants,  warrants,
represents and agrees as follows:

1. PAYMENT OF OBLIGATIONS. Borrower shall promptly pay when due the principal and interest on the indebtedness evidenced by the Notes, any late charges, prepayment premiums or other sums required to be paid by the Notes, and all other Obligations secured by this Instrument.

2. REPRESENTATIONS AND WARRANTIES. Except as otherwise set forth in Article 4 of the Loan Agreement, Borrower hereby covenants, represents and warrants that:

          (a) Borrower is lawfully seized of a fee simple estate in the real property hereby conveyed and has the right to mortgage, convey, grant and assign the Mortgaged Property; the Mortgaged Property is subject in all cases to no lien, charge or encumbrance other than liens permitted under
     Section 8.1 of the Loan Agreement; this Instrument is and will remain a valid and enforceable first lien on the Mortgaged Property; and Borrower shall cooperate to preserve such title, and will forever warrant and defend the title, validity and priority of the lien hereof against the claims of all persons and parties whomsoever, except for liens permitted under
     Section 8.1 of the Loan Agreement.

          (b) Borrower is duly authorized to make and enter into this Instrument and to carry out the transactions contemplated herein.

          (c) This Instrument has been duly executed and delivered pursuant to authority legally adequate therefor; Borrower has been and is authorized and empowered by all necessary persons having the power of direction over it to execute and deliver said instrument; said instrument is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject, however, to bankruptcy and other law, decisional or statutory, of general application affecting the enforcement of creditors' rights, and to the fact that the availability of the remedy of specific performance or of injunctive relief in equity is subject to the discretion of the court before which any proceeding therefor may be brought.

          (d) Borrower is not in default under any instruments or obligations relating to the Mortgaged Property and no party has asserted any claim of default against Borrower relating to the Mortgaged Property.

          (e) The execution and performance of this Instrument and the consummation of the transactions hereby contemplated will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan, or loan and security agreement, trust indenture, or other instrument to which Borrower is a party or by which it may be bound or affected; nor do any such instruments impose or contemplate any obligations which are or may be inconsistent with any other obligations imposed on Borrower under any other instrument(s) heretofore or hereafter delivered by Borrower.

          (f) There are no actions, investigations, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings) that are pending or threatened against or affecting Borrower or the Mortgaged Property and that, if determined adversely to Borrower would have a material adverse effect on the Mortgaged Property or Borrower's ability to repay the Obligations, or which may materially and adversely affect the validity or enforceability of this Instrument, at law or in equity, or before or by any governmental authority; Borrower is not in default with respect to any writ, injunction, decree or demand of any court or any governmental authority affecting the Mortgaged Property.

          (g) To the best of Borrower's knowledge, the Real Property presently complies in all materials respects with, and will continue to comply in all material respects with, all applicable restrictive covenants and applicable zoning ordinances and building codes.

       (h)(i) To the best of Borrower's knowledge, the operations at the Real Property and the Real Property itself presently comply in all material respects with, and will continue to comply in all material respects with, all applicable environmental, health and safety statutes, regulations and other governmental requirements;

         (ii) Borrower has obtained and will maintain, or has required its Operator (as defined in the Loan Agreement) at the Real Property to obtain and maintain, all environmental, health and safety permits necessary for the operations of the Real Property; to the Borrower's best knowledge, all such permits are in good standing and Borrower is and will remain in compliance in all material respects with all terms and conditions of such permits;

         (iii) neither Borrower nor, to the best of Borrower's knowledge, any of the Real Property or its present operations is subject to any order from or agreement with any governmental authority or private party respecting the release or threatened release of a contaminant or pollutant into the environment;

         (iv) with respect to the Real Property or the operations thereof, to the best of Borrower's knowledge, there are no judicial or administrative proceedings pending alleging a violation of any environmental health or safety statute, regulation or other governmental requirement;

         (v) to the best of Borrower's knowledge, none of the present or past operations of the Real Property is the subject of any investigation by any governmental authority evaluating whether any remedial action is needed to respond to a release or threatened release of a contaminant or pollutant into the environment;

         (vi) Borrower has not filed any notice under any statute, regulation, or other governmental requirement indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR Part 261 or any State equivalent;

         (vii) Borrower has not filed any notice under any applicable statute, regulation or other governmental requirement reporting a release of a contaminant or pollutant into the environment;

         (viii) there is not now, nor to the best of Borrower's knowledge has there ever been, on or in the Real Property (A) any generation, treatment, recycling, storage or disposal of any material quantities of hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent, except in compliance with applicable laws (B) any polychlorinated biphenyls used in hydraulic oils, or other equipment, or (C) any friable asbestos containing material;

         (ix) to the best of its knowledge, Borrower has no material contingent liability in connection with any release or threatened release of any contaminants into the environment; and

         (x) to the best of Borrower's knowledge, none of the Real Property is or will become subject to any lien in favor of any governmental entity for (A) liability under federal or state environmental laws or regulations, or (B) damages arising from or costs incurred by such governmental entity in response to a release or threatened release of a contaminant or pollutant into the environment.

          (i) To the best of Borrower's knowledge, Borrower and/or its Operator owns, is licensed, or otherwise has the right to use or is in possession of all licenses, permits and government approvals or authorizations, patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are necessary for its operations on the Real Property, without conflict with the rights of any other person with respect thereto.

          (j) All Leases currently in effect relating to the Real Property have been disclosed to Agent.

          (k) The Mortgaged Property is currently in service and is being utilized for the purposes intended.

3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Agent from Borrower under the Notes or this Instrument shall be applied by Agent as set forth in the Loan Agreement.

4. TAXES AND IMPOSITIONS. (a) Borrower agrees to pay or cause to be paid, before any penalty or interest attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges, of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed or imposed on or against the Mortgaged Property (all of which taxes, assessments and charges are hereinafter referred to as "Impositions") and, at the request of Agent, to exhibit to Agent official receipts evidencing such payments; provided, however, that in the case of any special assessment (or other imposition in the nature of a special assessment) payable in installments, each installment thereof shall be paid prior to the date on which each such installment becomes due and payable. Borrower agrees to exhibit to Agent, at least annually and at any time upon request, official receipts showing payment of all Impositions which Borrower is required or elects to pay or cause to be paid hereunder.

          (b) If Borrower fails to pay or cause to be paid such Impositions when due and such failure continues beyond any applicable grace or cure period set forth herein or in the Loan Agreement, Agent shall have the option to pay and discharge the same without notice to Borrower and any sum so expended by Agent shall at once become indebtedness owing from Borrower to Agent, shall be immediately due and payable by Borrower with interest thereon to the extent legally enforceable at the Post-Default Rate (as defined in the Loan Agreement) and shall together be added to the Obligations secured hereunder.

          (c) In the event that any court of last resort enters a decision that the undertaking by the Borrower provided for in this Paragraph 4 to pay Impositions in connection with the Mortgaged Property, or the manner of collection of any such taxes, is legally inoperative or cannot be enforced, so as to affect adversely the Agent, Agent shall have the right to exercise any remedies it would have upon the occurrence of an Event of Default (as hereinafter defined) under this Instrument with respect to the Mortgaged Property, and shall be entitled to apply any amounts realized from the exercise of such remedies to the Obligations, regardless of whether such Obligations are then due and payable, in such manner as Agent, in its sole discretion, shall determine; provided, however, that Borrower, upon the prior written consent of Agent, shall have the right to contest in good faith any such tax, assessment or charge.

5. CHANGES IN TAXATION. Borrower agrees that, if the United States or any State or any of their subdivisions having jurisdiction shall levy, assess, or charge any tax, assessment or imposition upon this Instrument or the credit or indebtedness secured hereby or the interest of Agent in the Mortgaged Property or upon Agent by reason of or as holder of any of the foregoing, or in the event that any law is enacted changing in any way the laws now in force with respect to the taxation of mortgages or debts secured thereby for any purpose, then Borrower shall pay (or reimburse Agent for) such taxes, assessments or impositions and, unless all such taxes, assessments and impositions are paid or reimbursed by Borrower when and as they become due and payable, all sums hereby secured shall become immediately due and payable, at the option of Agent, notwithstanding anything contained herein or in any law heretofore or hereafter enacted.

6. INSURANCE. (a) Borrower shall maintain, or shall cause its Operator to maintain, in full force and effect, during the term of this Instrument, at the expense of Borrower or the Operator, the property and liability insurance required under the Leases. If Borrower fails to provide or cause to be provided the aforesaid insurance, and such failure continues beyond any applicable grace or cure period set forth herein or in the Loan Agreement, Agent shall have the option to procure and maintain such insurance without notice to Borrower. Any sum so expended by Agent shall at once become indebtedness owing from Borrower to Agent and shall immediately become due and payable by Borrower with interest thereon to the extent legally enforceable at the Post-Default Rate and shall together be added to the Obligations secured hereby.

          (b) Borrower shall notify Agent, in writing, of any loss to the Mortgaged Property ("Property Damage"), and Borrower shall, if necessary under Section 3.5 of the Loan Agreement, substitute new property to serve as of Real Property Collateral (as defined and set forth in the Loan Agreement).

7. FUNDS FOR IMPOSITIONS. (a) Agent, upon the occurrence of an Event of Default, shall have the right to require that Borrower pay to Agent on the day monthly installments are payable under the Notes (or on another day designated in writing by Agent), until all Obligations are paid in full, a sum (herein "Funds") equal to one-twelfth (1/12) of the annual Impositions, as reasonably estimated initially and from time to time by Agent on the basis of assessments and bills and reasonable estimates thereof. At Agent's option, Agent from time to time may waive, and, after any such waiver, may reinstate the provisions of this Paragraph requiring the monthly payments prescribed herein.

          (b) Agent shall apply the Funds to pay said Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Agent shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills. Agent shall not be required to pay Borrower any interest, earnings or profits on the Funds and shall have the right to commingle the Funds with the general funds of Agent.

          (c) If the amount of the Funds held by Agent shall exceed the amount deemed necessary by Agent to provide for the payment of such Impositions as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Agent shall be less than the amount deemed necessary by Agent to pay Impositions as they fall due, Borrower shall pay to Agent an amount necessary to make up the deficiency within thirty (30) days after notice from Agent to Borrower requesting payment thereof. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Agent may, at its option, apply any Funds held by Agent at the time of application (i) to pay Impositions, or (ii) as a credit against sums secured by this Instrument.

8. CONDEMNATION. Borrower shall immediately notify Agent of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Mortgaged Property, or any part thereof, and Borrower shall, if necessary under Section 3.5 of the Loan Agreement, substitute new property to serve as of Real Property Collateral (as defined and set forth in the Loan Agreement).

9. PRESERVATION AND MAINTENANCE OF MORTGAGED PROPERTY. Borrower: (a) shall not commit waste or permit impairment or deterioration of the Mortgaged Property and shall not abandon the Mortgaged Property; (b) shall reconstruct, restore or repair, or shall cause the Operator to reconstruct, restore or repair, promptly and in a good and workmanlike manner all or any part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Agent may approve in writing (such approval not to be unreasonably withheld), in the event of any damage, injury or loss thereto, whether or not insurance proceeds or condemnation awards or damages are available or adequate to cover, in whole or in part, the costs of such reconstruction, restoration or repair; (c) shall keep, or shall cause the Operator to keep, the Mortgaged Property in good order, condition and repair and shall replace, or cause the Operator to replace, fixtures, equipment, machinery and appliances on the Mortgaged Property when necessary to keep such items in good repair, and will make or cause to be made, as and when the same shall become necessary, all structural and nonstructural, interior and exterior, ordinary and extraordinary, foreseen and unforeseen repairs, replacements and renewals necessary to that end; (d) shall comply, or shall cause the Operator to comply, in all material respects with all zoning, building, health and environmental laws, ordinances and regulations, and all other laws, regulations and requirements of any governmental body or agency (whether federal, state or local) having jurisdiction over the Borrower, the Mortgaged Property, or the use and occupancy thereof by Borrower or the Operator; (e) shall comply, or shall cause the Operator to comply, in all material respects with all covenants, restrictions and agreements affecting the Mortgaged Property; and (f) shall generally operate and maintain the Mortgaged Property in a manner to insure maximum income. Neither Borrower nor any other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Mortgaged Property without the prior written consent of Agent.

10. USE OF MORTGAGED PROPERTY. Unless required by applicable law, permitted pursuant to the Leases or unless Agent has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Mortgaged Property was intended at the time this Instrument was executed. Borrower shall not initiate, approve, participate in or acquiesce to any change in or modification to the zoning in effect for the Mortgaged Property or any portion thereof unless Agent shall consent to such action.

11. RESTRICTIONS ON LEASES. (a) Borrower shall not enter into any lease of the Mortgaged Property without the prior written consent of the Agent. All leases now or hereafter permitted to be entered into by Borrower will be in form and substance subject to the approval of Agent. Borrower has provided Agent with true and accurate copies of all Leases currently in effect regarding the Real Property, and Agent hereby consents to the same. (b) All permitted leases and subleases of the Mortgaged Property to which Borrower is a party shall specifically provide that (i) that the tenant thereof shall attorn to Agent, such attornment to be effective upon Agent's acquisition of title to Guarantor's interest in the Mortgaged Property and (ii) that the attornment of the tenant shall not, in any event, be terminated by foreclosure. (c) If Borrower becomes aware that any tenant under a permitted Lease proposes to do, or is doing, any act or thing which may give rise to any right of set-off against Rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against Rent, (ii) notify Agent thereof and of the amount of such set-off, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that Rent thereafter due shall continue to be payable without set-off or deduction.
(d) If any Lease provides for a security deposit paid by the lessee to Borrower, this Instrument transfers to Agent all of Borrower's right, title and interest in and to the security deposit; provided that Borrower shall have the right to retain said security deposit so long as no Event of Default has occurred under this Instrument or under the Loan Agreement or the other Loan Documents; and provided further that Agent shall have no obligation to the lessee with respect to such security deposit unless and until Agent comes into actual possession and control of said deposit. (e) In the event that Borrower terminates any Lease, or modifies or amends any Lease or any of the terms thereof, Borrower shall, if necessary under Section 3.5 of the Loan Agreement, substitute new property to serve as of Real Property Collateral (as defined and set forth in the Loan Agreement). Borrower shall provide Agent with true and accurate copies of any documents terminating, modifying or amending any Leases permitted hereunder. (f) Borrower shall not collect any Rents more than thirty (30) days in advance of the date on which they become due. (g) Borrower shall not discount any future accruing Rents nor grant any concession in the form of a waiver, release, reduction, discount or other alteration of Rents due or to become due. (h) Without the prior written consent of Agent, Borrower shall not consent to any assignment of any lessee's interest in a Lease, or any subletting thereunder.
(i) Borrower shall not execute any further assignment of any of the Leases or Rents or any interest therein or suffer or permit any such assignment to occur by operation of law. (j) Borrower shall faithfully perform and discharge all obligations of the lessor under any Lease, and shall give prompt written notice to Agent of any notice of Borrower's default received from any lessee or any other person and furnish Agent with a complete copy of said notice. Borrower shall appear in and defend, at no cost to Agent, any action or proceeding arising under or in any manner connected with any Lease. If reasonably requested by Agent, Borrower shall enforce each Lease and all remedies available to Borrower against the lessee in the case of an Event of Default under any Lease by the lessee. (k) Borrower shall use its best efforts to deliver to Agent, promptly within thirty (30) days after request, duly executed estoppel certificates from any one or more lessees as required by Agent attesting to such facts regarding the Leases as Agent may reasonably require, including but not limited to attestations that each Lease covered hereby is in full force and effect, that the lessee is in occupancy and paying rent on a current basis with no rental offsets or claims, that no rental has been paid more than thirty (30) days in advance other than as provided for in the Leases, and that there are no actions, whether voluntary or otherwise, pending against the lessee under the bankruptcy laws of the United States or any state thereof.

12. TRANSFERS OF INTEREST IN MORTGAGED PROPERTY. Except as otherwise provided in the Loan Agreement, Borrower shall not make, create or suffer to be made or created any sale, transfer, conveyance, assignment or further encumbrance of the Mortgaged Property, or any part thereof, or any interest therein without Agent's prior written consent, which consent shall not be unreasonably withheld. A sale, transfer, conveyance or assignment means the conveyance by the Borrower of any legal or equitable right, title or interest in the Mortgaged Property or any part thereof, whether such conveyance is voluntary or involuntary, by outright sale, deed, installment sale contract, land contract, lease, lease option contract, pledge or any other method of transferring any interest in real property. Any encumbrance means a lien, mortgage or any other encumbrance subordinate or superior to Agent's mortgage excepting, however, those Liens permitted pursuant to Section 8.1 of the Loan Agreement. Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Mortgaged Property. Borrower hereby covenants and agrees that Agent shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby.

13. INSPECTION. Agent, or any person designated by Agent in writing, shall have the right, from time to time hereafter, to call at the Premises (or at any other place where information relating thereto is kept or located) during reasonable business hours and, with reasonable advance notice, to make such inspection and verification of the Premises, and the affairs, finances and business of Borrower in connection with the Premises, as Agent may consider reasonable under the circumstances, and to discuss the same with any officers or directors of Borrower.

14. SECURITY AGREEMENT. This Instrument shall constitute a Security Agreement within the meaning of the UCC (as defined in the Loan Agreement) with respect to so much of the equipment and/or furnishings attached to or used in connection with the premises as are considered or as shall be determined to be personal property or "fixtures" (as defined in the UCC), together with all replacements thereof, substitutions therefor or additions thereto (all included within the term "Fixtures", as set forth hereinabove), and that a security interest shall attach thereto for the benefit of the Agent to secure the indebtedness evidenced by the Notes or other obligations secured by this Instrument and all other sums and charges which may become due hereunder or thereunder. The Borrower hereby appoints the Agent as its lawful agent and attorney-in-fact to prepare, execute and file financing and continuation statements with respect to the Fixtures without the signature of the Borrower. If there shall exist a default under this Instrument, the Agent, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event the Agent shall elect to proceed with respect to the Fixtures separately from the real property, unless a greater period shall then be mandated by the UCC, ten (10) days notice of the sale of the Fixtures shall be reasonable notice. The expenses of retaking, holding, preparing for sale, selling and the like incurred by the Agent shall be assessed against the Borrower and shall include, but not be limited to, any legal expenses reasonably incurred by the Agent. The Borrower agrees that it will not remove or permit to be removed from the Premises any of the Fixtures without the prior written consent of the Agent except as hereinabove provided. All replacements, renewals and additions to the Fixtures shall be and become immediately subject to the security interest of this Instrument and the provisions of this Security Agreement. The Borrower warrants and represents that, except for the Liens in
Section 8.1 of the Loan Agreement, all Fixtures now are, and that all replacements thereof, substitutions therefor or additions thereto, unless the Agent otherwise consents, will be, free and clear of liens, encumbrances or security interests of others created after the date hereof.

15. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated herein, or such other place as Agent may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Mortgaged Property and copies of all written contracts, leases and other instruments which affect the Mortgaged Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Agent. Borrower shall furnish, upon request by Agent, a rent schedule for the Mortgaged Property, certified by Borrower, in form and content acceptable to Agent. The provisions of this Paragraph 15 shall be in addition to any requirements contained in the Loan Agreement.

16. HAZARDOUS SUBSTANCES. (a) Borrower hereby covenants and agrees with Agent that the following terms shall have the following meanings:

                  (1) "Environmental Laws" mean all federal, state and local laws, statutes, ordinances and codes relating to the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives with respect thereto.

                  (2) "Hazardous Substance" means, without limitation, any flammable explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), or any other applicable Environmental Laws.

                  (3) "Indemnitee" means Agent, its participants in the loan evidenced by the Notes and all subsequent holders of this Instrument, their respective successors and assigns, their respective officers, directors, employees, agents, representatives, contractors and subcontractors and any subsequent owner of the Mortgaged Property who acquires title thereto from or through Agent.

                  (4) "Release" has the same meaning as given to that term in the Comprehensive Environmental Response, Compensation and Liability Act of
1980, as amended (42 U.S.C. Section 9601, et seq.), and the regulations promulgated thereunder.

               (b) Borrower represents and warrants to Agent that, to its knowledge after due investigation:

                  (1) that Mortgaged Property is not being and has not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance in violation of any Environmental Laws;

                  (2) the Mortgaged Property does not contain any Hazardous Substance in violation of any Environmental Laws;

                  (3) there has been no Release of any Hazardous Substance on, at or from the Mortgaged Property or any Mortgaged Property adjacent to or within the immediate vicinity of the Mortgaged Property and Borrower has not received any form of notice or inquiry with regard to such a Release or the threat of such a Release;

                  (4) no event has occurred with respect to the Mortgaged Property which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Laws;

                  (5) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Mortgaged Property which require any work, repair, construction, containment, clean up, investigations, studies, removal or other remedial action with respect to the Mortgaged Property; and

                  (6) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Mortgaged Property and (i) a violation or alleged violation of any applicable Environmental Laws, (ii) the presence of any Hazardous Substance or Release of any Hazardous Substance or the threat of such a Release, or (iii) human exposure to any Hazardous Substance.

               (c) Borrower covenants and agrees with Agent as follows:

                  (1) Borrower shall keep, and shall cause all operators, tenants, sub-tenants, licensees and occupants of the Mortgaged Property to keep, the Mortgaged Property free of all Hazardous Substances, except for Hazardous Substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Mortgaged Property in accordance with all Environmental Laws.

                  (2) Borrower shall comply with, and shall cause all Operators, tenants, sub-tenants, licensees and occupants of the Mortgaged Property to comply with, all Environmental Laws.

                  (3) Borrower shall promptly provide Agent with a copy of all notifications which Borrower gives or receives with respect to any past or present Release of any Hazardous Substance or the threat of such a Release on, at or from the Mortgaged Property or any Mortgaged Property adjacent to or within the immediate vicinity of the Mortgaged Property.

                  (4) Borrower shall undertake and complete all investigations, studies, sampling and testing for Hazardous Substances required by Agent and, in accordance with all Environmental Laws, all removal and other remedial actions necessary to contain, remove and clean up all Hazardous Substances that are determined to be present at the Mortgaged Property in violation of any Environmental Laws.

                  (5) Agent shall have the right, but not the obligation, to cure any violation by Borrower of the Environmental Laws and Agent's cost and expense to so cure shall be secured by this Instrument.

               (d) (1) Borrower covenants and agrees, at its sole cost and expense, to indemnify, defend and save harmless Indemnitee from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Indemnitee arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Mortgaged Property and (i) the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance, (ii) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, (iii) human exposure to any Hazardous Substance, (iv) a violation of any Environmental Laws, or (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by Borrower herein (collectively, the "Indemnified Matters").

                  (2) The liability of Borrower to Indemnitee hereunder shall in no way be limited, abridged, impaired or otherwise affected by (i) the repayment of all sums and the satisfaction of all obligations of Borrower under the Notes, this Instrument or other Loan Documents, (ii) the foreclosure of this Instrument or the acceptance of a deed in lieu thereof, (iii) any amendment or modification of the Notes, this Instrument or other Loan Documents by or for the benefit of Borrower or any subsequent owner of the Mortgaged Property, (iv) any extensions of time for payment or performance required by the Notes, this Instrument or other Loan Documents, (v) the release or discharge of this Instrument or of Borrower, any guarantor of the loan evidenced by the Notes or any other person from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Notes, this Instrument or other Loan Documents whether by Agent, by operation of law or otherwise, (vi) the invalidity or unenforceability of any of the terms or provisions of the Notes, this Instrument or other Loan Documents, (vii) any exculpatory provision contained in the Notes, this Instrument or other Loan Documents limiting Agent recourse to Mortgaged Property encumbered by this Instrument or to any other security or limiting Agent rights to a deficiency judgment against Borrower, (viii) any applicable statute of limitations, (ix) the sale or assignment of the Notes or this Instrument, (x) the sale, transfer or conveyance of all or part of the Mortgaged Property, (xi) the dissolution or liquidation of Borrower, (xii) the death or legal incapacity of Borrower, (xiii) the release or discharge, in whole or in part, of Borrower in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding, or (xiv) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Borrower under the Notes or this Instrument.

                  (3) The foregoing indemnity shall be in addition to any and all other obligations and liabilities Borrower may have to Agent at common law and under the Loan Agreement. In the event of a conflict between the provisions of this Paragraph 16 and the Loan Agreement, the provisions of either the Loan Agreement or this Paragraph 16 shall control, at Agent's option.

               (e) Agent shall have the right to perform or to require Borrower to perform an environmental audit and/or an environmental risk assessment of the Real Property waste management practices and/or waste disposal sites used by Borrower, provided that such environmental audits and/or environmental risk assessments are not required more frequently than once annually and Agent has reasonable cause to believe that the Real Property is contaminated. The environmental audit shall: (1) investigate any environmental hazards or conditions for which Borrower may be liable with regard to (i) the Real Property, (ii) waste management practices and/or (iii) waste site disposal sites used by Borrower; and, (2) determine whether the Borrower's operations on the Real Property comply in all respects deemed material by Agent with all applicable environmental, health and safety statutes and regulations. Said audit and/or risk assessment must be by an environmental consultant satisfactory to Agent and Borrower, and the audit and/or risk assessment must be satisfactory to Agent and Borrower. All costs and expenses incurred by Agent in the performance of any environmental audit and/or risk assessment shall be secured by this Instrument and shall be payable by Borrower upon demand or charged to Borrowers' loan balance at the discretion of Agent.

               (f) To the extent that the provisions of this Section 16, other than the indemnification provisions of Subsection (d), would require Borrower to take any action with respect to the Mortgaged Property, in lieu of taking such action, Borrower may elect to substitute the Mortgaged Property pursuant to Section 3.5 of the Loan Agreement.

17. REMEDIES.

               (a) If any Event of Default shall have occurred and be continuing, then to the extent permitted by applicable law, and in addition to any rights or remedies provided in the Loan Agreement, the following provisions shall apply:

                    (i) All Obligations  shall,  at the option of Agent,  become immediately due and payable without presentment, demand or further notice.

                    (ii) It shall be lawful for Agent to: (i)  immediately  sell the Mortgaged Property either in whole or in separate parcels, as prescribed by State law, under power of sale, which power is hereby granted to Agent to the full extent permitted by State law, and thereupon, to make and execute to any purchaser(s) thereof deeds of conveyance pursuant to applicable law; or, (ii) immediately foreclose this Instrument by legal proceedings. The court in which any proceeding is pending for the purpose of foreclosure of this Instrument may, at once or at any time thereafter, either before or after sale, without notice and without requiring bond, and without regard to the solvency or insolvency of any person liable for payment of the Obligations secured hereby, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the loan evidenced by the Loan Agreement and the other financial accommodations to the Loan Agreement and the other financial accommodations to Borrower have been made) for the benefit of Agent, with power to collect the Rents, due and to become due, during such foreclosure suit and the full statutory period of redemption. The receiver, out of such Rents, when collected, may pay costs incurred in the management and operation of the Real Property, prior and coordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to the Real Property or the Personal Property, and may, to the extent permitted by law, pay all or any part of the Obligations then due and payable, or other sums secured hereby or any deficiency decree entered in such foreclosure proceedings.

                    (iii) It is  agreed  that the  then  owner of the  Mortgaged
               Property, if said owner is the occupant of the Mortgaged Property or any part thereof, shall immediately surrender possession of the Mortgaged Property so occupied to the Agent, and if such occupant is permitted to remain in possession, the possession shall be as tenant of the Agent and such occupant shall, on demand, pay monthly in advance to the Agent a reasonable rental for the space so occupied and in default thereof, such occupant may be dispossessed by the usual summary proceedings. In case of foreclosure and the appointment of a receiver of Rents, the covenants herein contained may be enforced by such receiver.

                    (iv) Agent  shall,  at its  option,  have the right,  acting through its agents or attorneys, either with or without process of law, forcibly or otherwise, to enter upon and take possession of the Mortgaged Property, expel and remove any persons, goods, or chattels occupying or upon the same, to collect or receive all the rents, issues and profits thereof and to manage and control the same, and to sublease the same or any part thereof, from time to time, and, after deducting all actual and reasonable attorneys' and paralegals' fees and expenses, and all expenses incurred in the protection, care, maintenance, management and operation of the Mortgaged Property, apply the remaining net income upon the Obligations or other sums secured hereby or upon any deficiency decree entered in any foreclosure proceedings as set forth in the Loan Agreement.

          (b) In any foreclosure of this Instrument by action, or any sale of the Mortgaged Property under power of sale granted herein, there shall be allowed (and included in the decree for sale in the event of a foreclosure by action), to be paid out of the rents or the proceeds of such foreclosure proceeding or sale:

               (i) all of the Obligations and other sums secured hereby which then remain unpaid;

               (ii) all other items advanced or paid by Agent pursuant to this Instrument, with interest thereon to the extent legally enforceable at the Post-Default Rate (as defined in the Loan Agreement) from the date of advancement; and

               (iii)  all  court  costs,  attorneys'  and  paralegals'  fees and
          expenses,   appraiser's  fees,  advertising  costs,  notice  expenses, expenditures for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title guarantees, title insurance policies, Torrens certificates and similar data with respect to title which Agent may deem necessary. All such expenses shall become additional Obligations secured hereby and immediately due and payable, with interest thereon to the extent legally enforceable at the Post-Default Rate, when paid or incurred by Agent in connection with any proceedings, including but not limited to probate and bankruptcy proceedings, to which Agent shall be a party, either as plaintiff, claimant or defendant, by reason of this Instrument or any indebtedness hereby secured or in connection with the preparations for the commencement of any suit for the foreclosure, whether or not actually commenced, or sale under power of sale. The proceeds of any sale (whether through a foreclosure proceeding or Agent's exercise of the power of sale) shall be distributed and applied to the items described in (i), (ii), and (iii) of this Paragraph 17(b), as provided in the Loan Agreement, and any surplus of the proceeds of such sale shall be paid to Borrower or such other parties as may be entitled to receive the same.

18. SALE OF PARCELS. To the extent permitted by law, if more than one property, lot or parcel is covered by this Instrument, and if this Instrument is foreclosed upon, or judgment is entered upon any Obligations, or if Agent exercises its power of sale, execution may be made upon or Agent may exercise its power of sale against any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at Agent's election.

19. WAIVER OF REDEMPTION RIGHTS. Borrower represents that it has been authorized to, and Borrower does hereby, waive (to the full extent permitted under state law) any and all statutory or equitable rights of redemption from sale by advertisement or sale under any order or decree of foreclosure of this Instrument on behalf of Borrower and each and every person, except decree or judgment creditors of Borrower, acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof. Borrower agrees, to the full extent permitted by law, that in case of an Event of Default, neither Borrower nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, or extension laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat, and Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien hereof and agrees that Agent or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

20. PROTECTION OF AGENT'S SECURITY. (a) If Borrower fails to perform the covenants and agreements contained in this Instrument or if any action or proceeding is commenced which affects the Mortgaged Property or title thereto or the interest of Agent therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then, at Agent's option, Agent may make such appearances, disburse such sums and take such actions as Agent deems necessary, in its sole discretion, to protect Agent's interest herein, including, but not limited to,
(1) disbursement of attorney fees, (2) entry upon the Mortgaged Property to make repairs, and (3) procurement of satisfactory insurance.

          (b) Any amounts disbursed by Agent pursuant to this Paragraph 20, together with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Agent agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement to the extent legally enforceable at a rate equal to the Post-Default Rate set forth in the Loan Agreement. Nothing contained in this Paragraph 20 shall require Agent to incur any expense or take any action hereunder.

21. MODIFICATION OR EXTENSION NOT A RELEASE. From time to time, Agent may, at Agent's option, without giving notice to or obtaining the consent of Borrower, Borrower's successor or assigns, or of any guarantors, without liability on Agent's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of the indebtedness evidenced by the Notes or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, agree with Borrower, in writing, to modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plan of the Mortgaged Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Notes. Any actions taken by Agent pursuant to the terms of this Paragraph 21 shall not affect the obligation of Borrower, or Borrower's successors or assigns, to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of the lien hereof on the Mortgaged Property.

22. FORBEARANCE BY AGENT NOT A WAIVER. Any forbearance by Agent in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy. The acceptance by Agent of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Agent's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.

23. REMEDIES CUMULATIVE. Agent shall have any additional remedies provided in the Loan Agreement. Each remedy or right of Agent shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or in different nature. To the extent permitted by law, every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Agent.

24. ESTOPPEL CERTIFICATE. Borrower shall, within ten (10) days of written request from Agent, furnish Agent with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of Borrower under the Notes and this Instrument.

25. NOTICE. All notices and demands hereunder shall be made in writing and in the manner, and to the addresses, provided for in Section 11.2 of the Loan Agreement, and shall be deemed delivered in accordance with Section 11.2 of the Loan Agreement.

26. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Agent and Borrower, subject to the provisions of Paragraph 12 hereof. This Instrument, and any instrument or documents made in connection herewith, may be assigned by the Agent without notice to or the consent of Borrower or any other party. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Agent may act through its employees, agents or independent contractors as authorized by Agent.

27. CAPTIONS. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

28. GOVERNING LAW. This Instrument shall be construed under and governed by the laws of the state wherein the Mortgaged Property is situated.

29. SEVERABILITY. Wherever possible, each provision of this Instrument shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Instrument shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Instrument.

30. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Notes or any other obligation secured by this Instrument.

31. COMPLIANCE WITH SECTION 1445 OF INTERNAL REVENUE CODE. Section 1445 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Agent that the withholding of tax will not be required in the event of any disposition of the Mortgaged Property pursuant to the terms of this Instrument, Borrower hereby certifies, under penalty of perjury, that:

          (a) Borrower is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

          (b) Borrower's principal place of business is as set forth at the beginning of this Instrument.

32. CHANGE IN LAW. In the event of the enactment after the date hereof and prior to foreclosure of any law, rule or regulation of any governmental entity deducting from the value of the Mortgaged Property for the purpose of taxation any lien or security interest thereon, or changing in any way the laws for the taxation of mortgages, deeds of trust or other liens or debts secured thereby, or the manner of collection of such taxes, so as to affect this Instrument, the Obligations, Agent or the holders of the Obligations, then, and in such event, Borrower shall, on demand, pay to Agent or such holder or reimburse Agent or such holder for payment of, all taxes, assessments, charges or liens for which Agent or such holder is or may be liable as a result thereof, provided that if any such payment or reimbursement shall be unlawful or would constitute usury or render the Obligations wholly or partially usurious under applicable law, then Agent may, at its option, declare the Obligations immediately due and payable or require Borrower to pay or reimburse Agent for payment of the lawful and non-usurious portion thereof.

33. DOCUMENT STAMPS. Borrower agrees that, if the United States Government or any department, agency or bureau thereof or any state or any of its subdivisions shall at any time require documentary stamps to be affixed to the Instrument, Borrower will, upon request, pay for such stamps in the required amount and deliver them to Agent, and Borrower agrees to indemnify Agent against liability on account of such documentary stamps, whether such liability arises before or after payment of the Obligations and regardless of whether this Instrument shall have been released.

34. FURTHER ASSURANCES. Borrower agrees that, upon request of Agent from time to time, it will execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may reasonably be necessary to fully effectuate the intent of this Instrument. In the event that Borrower shall fail to do any of the foregoing, Agent may, in its sole discretion, do so in the name of Borrower, and Borrower hereby appoints Agent as its attorney-in-fact to do any of the foregoing.

35. NO MERGER. In the event of a foreclosure of this Instrument, the Obligations then due the Agent shall not be merged into any decree of foreclosure entered by the court, and Agent may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust which also secure said Obligations.

36. PRECEDENCE OF DOCUMENTS. Except as otherwise specifically set forth herein, in the event of a conflict or inconsistency between this Instrument and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall govern. Except as otherwise provided herein, any terms defined in the Loan Agreement shall have the same meaning herein.

37. MODIFICATION AND AMENDMENT. Neither this Instrument nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Borrower and Agent relating to this Instrument shall be superior to the rights of the holder of any intervening lien or encumbrance.

38. JURISDICTION, VENUE AND WAIVER OF TRIAL BY JURY. The Borrower hereby waives any and every right to interpose any counterclaim in any action or proceeding on or related to this Instrument. The Borrower hereby submits to the jurisdiction of the courts of the state wherein the Real Property is located and agrees with the Agent that personal jurisdiction over the Borrower shall rest with such courts for purposes of any action on or related to this Instrument or the enforcement of same. The Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by postpaid certified mail directed to the Borrower at the Borrower's address set forth at the address recited in the preamble hereto or at such other address as may be designated in writing by the Borrower to the Agent, and that upon mailing of such process such service be effective with the same effect as though personally served. The Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Instrument or the enforcement of same.

39. WAIVER OF MARSHALING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Agent or by any other party, Agent shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Agent shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Mortgaged Property and who has actual or constructive notice hereof, hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

PROVIDED, however, that these presents are upon the condition that if the Borrower shall well and truly pay to Agent, its successors and assigns, the total of the indebtedness secured hereby, and shall fully keep and perform all of the conditions, covenants and agreements to be kept and performed by Borrower under this Instrument, then this Instrument shall be void and upon demand therefor following such payment, a satisfaction or release of mortgage shall be provided by Agent to Borrower or such other party as may be required by law.

IN WITNESS WHEREOF, the said Borrower hereunto duly authorized, has caused this Instrument to be executed.

Signed and acknowledged in the              STERLING ACQUISITION CORP.
presence of the following:

______________________________      By: ________________________________________
Printed: _______________________    Printed: ___________________________________

Printed: _______________________    Title: _____________________________________

STATE OF __________________ )
                            ) ss.:
COUNTY OF ________________  )


On the _____ day of August, 2000, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he/she is the duly authorized ______________________________ of STERLING ACQUISITION CORP., a Kentucky corporation, described in and which executed the foregoing instrument; and that the foregoing instrument was signed on behalf of said corporation, and said ______________________________ acknowledged the execution of said instrument to be his/her free act and deed and the free act and deed of the corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal as of the day and year first above written.

                                         ---------------------------------------
                                          Notary Public

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                                  Assigned Rent

         The total rent due and payable from Sterling Health Care Management, Inc. to Borrower attributable to the Mortgaged Property, which rent equals $237,665 per annum, as increased pursuant to the Master Lease dated December 1, 1994 and amended March 3, 1999.

                           FORM OF SECURITY AGREEMENT


         THIS SECURITY AGREEMENT ("Security Agreement") entered into this _____day of August, 2000, by and between DELTA INVESTORS I, LLC, a Maryland limited liability company corporation, having its principal office at 900
Victors Way, Suite 350, Ann Arbor, Michigan 48108 ("Borrower"), and THE PROVIDENT BANK, AGENT, an Ohio banking corporation, having its principal office at One East Fourth Street, Cincinnati, Ohio 45202 ("Agent").

         1.       Granting Clause.

         To secure the Obligations (as defined in Section 2 hereof), Borrower hereby grants to Agent, to the extent of Borrower's right, title and interest, if any, in the following, a security interest in all of the following located on, generated by, arising from, or used in connection with, the Real Property Collateral listed in Exhibit "A" hereto, as the same may be amended from time to time (the "Premises"): Borrower's Accounts, Inventory, Equipment, General Intangibles, fixtures, leases, money, goods, motor vehicles, leasehold improvements, Documents, Instruments, Chattel Paper, Intellectual Property, inventory subject to leases and rights under lease agreements for the leasing of inventory, money, deposit accounts, securities, funds, rights to draw on letters of credit, permits, licenses and the cash or noncash produces and Proceeds (including insurance or other rights to receive payment with respect thereto) of any of the foregoing and all accessions and additions to and replacements and substitutions for the foregoing, and all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records of Borrower and each Subsidiary) (whether or not stored in written or electronic form) pertaining to any of the foregoing (such property is hereinafter referred to as the "Collateral"). Capitalized terms used but not defined herein shall have the meanings assigned to them in that certain Loan Agreement (as hereinafter defined).

         2.       Obligations Secured Hereby.

         Borrower and Agent have entered into a certain Loan Agreement dated August ____, 2000 (as such agreement may be amended, modified or supplemented from time to time, the "Loan Agreement"), providing for extensions of credit to be made by the Lenders to Borrower, in accordance with the terms and conditions of the Loan Agreement, on a revolving credit basis in the aggregate maximum principal amount of Seventy-Five Million Dollars and 00/100 Dollars ($75,000,000.00) (the "Loan"). To induce Agent and Lenders to enter into the Loan Agreement and to extend the credit thereunder, Borrower hereby grants a security interest in the Collateral to Agent to secure the full and timely payment and performance of the Obligations, as defined in the Loan Agreement, including, but not limited to, the full and timely payment of all sums due under the Notes.

         3.       Borrower's Representations, Warranties and Covenants.

                  (a) Collateral.  Borrower hereby  represents and warrants that
(i) except for the security interest granted hereby and the Liens permitted under Section 8.1 of the Loan Agreement, Borrower is, or to the extent that this Security Agreement provides that the Collateral is to be acquired after the date hereof will be, the owner of the Collateral free and clear of all liens, pledges, security interests or other encumbrances of any nature whatsoever; and
(ii) upon execution of this Security Agreement and recording of applicable financing statements, the security interest granted hereby will otherwise be the only security interest in the Collateral.

                  (b) Enforceability. Borrower represents and warrants that the execution and performance of this Security Agreement has been duly authorized by all appropriate action of Borrower and this Security Agreement has been duly executed by Borrower, delivered to Agent and constitutes the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy laws. Neither the execution or delivery by Borrower of this Security Agreement nor the consummation by Borrower of the transactions contemplated hereby nor compliance by Borrower with the provisions hereof, conflicts with or results in a breach of any of the provisions of the organizational documents of Borrower or of the provisions of any other agreement, instrument or understanding to which it is a party or by which it or any of its assets or properties are bound.

                  (c) Protection of Collateral. (i) Except for Permitted Liens or as otherwise provided herein, Borrower will keep the Collateral free from any lien, security interest or other encumbrance adverse to the security interest granted hereby and in good order and repair (ordinary wear and tear excepted) and will not waste or destroy the Collateral or any part thereof; (ii) Borrower will not use the Collateral in violation of any statute, ordinance or regulation; (iii) Agent may examine and inspect the Collateral at any reasonable time, wherever located; (iv) Borrower will at any time and from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments and will take such other action, as Agent reasonably requests and reasonably deems necessary or advisable to (a) grant Agent a security interest in all or any portion of the Collateral, (b) maintain or preserve the lien of this Security Agreement to carry out more effectively the purpose hereof, (c) perfect, publish notice of or protect the validity of or of any grant made or to be made by this Security Agreement, (d) enforce this Security Agreement, or (e) preserve and defend the Collateral and the rights of Agent therein against the claims and demands of all persons and entities claiming the same or any interest therein.

                  (d) Performance of Obligations. Borrower will punctually perform and observe or cause to be punctually performed and observed all of the Obligations.

                  (e) Maintenance and Inspection of Records. Borrower will maintain accurate and complete records in respect of the Collateral and shall at all reasonable times allow Agent by any officer, employee or agent to examine, audit or inspect (including making extracts from) such records and to arrange for verification of the Collateral. Borrower also agrees to furnish such information or reports relating to the Collateral as Agent may from time to time reasonably request.

                  (f)      Insurance and Taxes.

                           (i)   Insurance of  Collateral.  Borrower  agrees to
maintain, or shall require its Operator for such Premises to maintain, insurance at all times with respect to the Collateral in accordance with the lease between Borrower and its Operator for such Premises and the Mortgage in favor of Agent on the Premises.

                           (ii)  Payment  of  Taxes  and  Assessments.  Borrower
agrees to promptly pay, or cause its Operator for such Premises to promptly pay, when due all taxes and assessments imposed on or with respect to all the Collateral. If such taxes and assessments are not paid when due, Agent may do so for Borrower's account and all expenditures so paid by Agent will be payable upon Agent's demand and until paid by Borrower will accrue interest at the Post-Default Rate. Notwithstanding the foregoing, Borrower shall be permitted to contest the amount or the validity, in whole or in part, of any tax or tax claim.

                  (g) Location of Collateral. Borrower covenants that the Collateral will be kept at all times on or in the Premises and that the Collateral will not be removed, in whole or in part, from such Premises without the prior written consent of Agent; provided, however, Agent agrees that Borrower may, at any time and from time to time, (i) substitute or replace the Collateral ("Substituted or Replaced Collateral") with Collateral of equal or greater value and that Borrower may, in connection with each such substitution or replacement, remove the Substituted or Replaced Collateral from such Premises, and (ii) dispose of or replace Collateral in the same manner that Borrower is permitted under the Loan Agreement.

                  (h) Survival of Representations and Warranties. All representations and warranties made by Borrower in this Security Agreement shall survive the execution and delivery of this instrument until such time as the Notes and all other Obligations shall have been paid or otherwise satisfied in full.

         4. Borrower's Rights with Respect to Collateral.

         Unless and until the occurrence of an Event of Default which has not otherwise been waived in writing, Borrower shall have the right to utilize the Collateral in the ordinary course of its business and to substitute, replace, transfer, sell or dispose of the Collateral in accord with Section 3(g) hereof, but shall not have the right to otherwise sell, lease or dispose of or transfer the Collateral or any interest therein other than in connection with the Disposition of the Premises in accordance with Section 8.4 of the Loan Agreement; provided, however, so long as an Event of Default shall not have occurred and be continuing, any portion of the Collateral which constitutes Inventory or Accounts may be sold or transferred in the ordinary course of business. Unless an Event of Default shall have occurred and be continuing, Borrower shall not be required to deliver certificates or instruments representing or evidencing letters of credit or security or liquidity deposits, which the Borrower holds in connection with any of the Collateral.

         5.       Events of Default and Remedies.

                  (a) Rights and Remedies upon an Event of Default. If any Event of Default under the Loan Agreement shall have occurred and has not otherwise been waived in writing, Agent may proceed to protect and enforce its rights under this Security Agreement by suit in equity, action at law or any other appropriate proceeding and Agent shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the UCC of the state governing disposition of the Collateral. Borrower shall be liable for any deficiency remaining after the collection of the Collateral and application of the proceeds to the Obligations to the fullest extent permitted by applicable law.

                  (b) Power of Attorney with Respect to the Collateral. Provided an Event of Default has occurred and has not been waived in writing, Agent shall have the right with respect to the payment of the Obligations, whether as scheduled, by acceleration, or otherwise, to notify any account debtor of its security interest in the Accounts and to require payments to be made directly to Agent at such address or in such manner as Agent may deem appropriate. Upon request of Agent upon the occurrence of an Event of Default which has not been waived in writing, Borrower will so notify the account debtors and will indicate on all billings to the account debtors that the Accounts are payable to Agent. Provided an Event of Default has occurred and has not otherwise been waived in writing, in order to facilitate direct collection, Borrower hereby appoints Agent and any officer or employee of Agent, as the agent to (i) receive, open and dispose of all mail addressed to Borrower and take therefrom any payments on or proceeds of the Collateral, in which Borrower shall cooperate, to receive Borrower's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Borrower to such address as Agent shall designate, (ii) endorse the name of Borrower in favor of Agent upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into Agent's possession, (iii) sign and endorse the name of Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Borrower, to drafts against account debtors, to assignments of Accounts and to notices to account debtors, and (iv) do all acts and things necessary to carry out this Security Agreement, including signing the name of Borrower on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the UCC. Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither Agent nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unsatisfied.

                  Agent shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom except for such acts or omissions resulting from Agent's gross negligence or willful misconduct. Upon the occurrence of an Event of Default which has not been waived in writing, Agent may, without notice to or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, Instruments or insurance applicable thereto and/or release the obligor thereon. If an Event of Default has occurred and has not been waived in writing, Agent is authorized to accept the return of the goods represented by any of the Accounts without notice to or consent by Borrower, or without discharging or any way affecting the Obligations hereunder.

                  Agent shall not be liable for or prejudiced by any loss, depreciation or other damage to Accounts or other Collateral unless caused by Agent's gross negligence or willful misconduct, and Agent shall have no duty to take any action to preserve or collect any Account or other Collateral.

                  (c) Distribution of Collateral. Upon enforcement of this Security Agreement following the occurrence of an Event of Default, the proceeds of the Collateral shall be applied as provided in the Loan Agreement.

                  (d) Costs and Expenses. Borrower absolutely and unconditionally agrees to pay to Agent, upon demand by Agent, all reasonable out-of-pocket costs and expenses which shall be reasonably incurred or sustained by Agent or any of its directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the exercise, protection or enforcement (whether or not suit is instituted) of any of its rights, remedies, powers or privileges under this Security Agreement or any of the Loan Documents or in, to or under all or any part of the Collateral or in connection with any litigation, proceeding or dispute in any respect related to this Security Agreement or any of the Loan Documents (including, but not limited to, all of the reasonable fees and disbursements of consultants, legal advisers, accountants, experts and agents for Agent, the reasonable travel and living expenses away from home of employees, consultants, experts or agents of Agent, and the reasonable fees of agents, consultants and experts not in the full-time employ of Agent for services rendered on behalf of Agent), except any of the foregoing resulting from the gross negligence or willful misconduct of Agent.

                  (e) Right of Set-Off. Borrower hereby confirms to Agent the continuing and immediate right of set-off of Agent and the Lenders with respect to all deposits, balances and other sums credited by or due from Agent, the Lenders or any of the offices or branches thereof to Borrower, which right is in addition to any other rights which Agent may have under applicable law. Regardless of the adequacy of any Collateral, if any principal, interest or other sum payable by Borrower to Agent under the Notes or any of the Loan Documents is not paid to Agent punctually when the same shall first become due and payable (after giving effect to any applicable grace period), or if any Event of Default shall at any time occur and not be waived in writing, any deposits, balances or other sums credited by or due from Agent, the Lenders or any of the offices or branches thereof to Borrower may, without any prior notice of any kind to Borrower (all of which are hereby expressly and irrevocably waived by Borrower to the extent permitted by law), be immediately set off, appropriated and applied by Agent or the Lenders toward the payment and satisfaction of the Obligations (but not to any other obligations of such Borrower to Agent until all of the Obligations have been paid in full) in such order and manner as Agent (in its sole and complete discretion) may determine.

         6.       No Waiver; Cumulative Remedies.

         Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Agent, and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise or any delay in exercising on the part of Agent any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         7.       Severability of Provisions.

         The provisions of this Security Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision, or part thereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Security Agreement in any jurisdiction.

         8.       Amendments; Choice of Law; Binding Effect.

         (a) None of the terms or provisions of this Security Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

         (b) This Security Agreement shall be governed by and be construed and interpreted in accordance with the laws of the State of Ohio.

         (c) This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         9.       Notices.

         All notices and demands hereunder shall be made in writing and in the manner, and to the addresses, provided for in Section 11.2 of the Loan Agreement, and shall be deemed delivered in accordance with Section 11.2 of the Loan Agreement.

         10.      Headings.

         The descriptive headings herein used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provisions hereof.

         11.      Counterpart Execution.

         This Security Agreement may be executed in several counterparts each of which together shall constitute one and the same agreement.

         12.      Defeasance Clause.

         If Borrower shall pay or cause to be paid the Notes secured by this Security Agreement and perform or cause to be performed the other Obligations, or if any Premises is actually removed from serving as Real Property Collateral in accordance with the provisions of the Loan Agreement (other than Subsection 3.5(d)), then the security interest in the Collateral granted hereby shall be void and terminated and Agent agrees to promptly execute such documents and do such acts as are necessary to release and terminate such liens.

         IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed and delivered by their respective officers hereunto duly authorized, at Cincinnati, Ohio on the day and year first above written.

THE PROVIDENT BANK                  DELTA INVESTORS I, LLC

                                    By: Omega Healthcare Investors, Inc., Member

By: _____________________________   By: ____________________________

Printed: ________________________   Printed: _______________________

Title: __________________________   Title: _________________________

                              EXHIBIT A - PREMISES

Meadowbrook Manor
3951 East Blvd.
Los Angeles, California

Sierra Vista
3455 East Highland Ave.
Highland, California

SunBridge Care and Rehabilitation for Homestead
1500 East Maine St.
Lancaster, Ohio

SunBridge Care and Rehabilitation for Circleville
1155 Atwater Ave.
Circleville, Ohio

SunBridge Care and Rehabilitation for Putnam
300 Seville Road
Hurricane, West Virginia

                         FORM OF COMPLIANCE CERTIFICATE

Reference is hereby made to that certain Loan Agreement dated as of August 11, 2000 by and between Omega Healthcare Investors, Inc., a Maryland corporation, Sterling Acquisition Corp., a Kentucky corporation, and Delta Investors I, LLC, a Maryland limited liability company, as Borrowers, and The Provident Bank, an Ohio banking corporation, as Agent for the Lenders (the "Loan Agreement"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.

The undersigned officer of Borrower hereby certifies to Agent that (i) Borrowers are in compliance with the covenants set forth above pursuant to Section 7.9 of the Loan Agreement, and that all of the computations provided below of the financial covenants are correct and complete as of _______________________, ______ and are in conformity with the terms and conditions of the Loan Agreement; (ii) the representations and warranties contained in Article 4 of the Loan Agreement are true and correct as though such representations and warranties were made on the date of such certificate; and no changes have occurred in the assets and liabilities or in the financial condition, business, operations or prospects of Borrowers, which, individually or in the aggregate, are materially adverse to Borrower; and (iii) no Event of Default has occurred and is continuing.

Certificate Number:                                   ___________________
Date:                                                 ___________________
Period:                                               ___________________


Section 7.9 (a)                                                         Actual             Default (Y/N)
 (i) Indebtedness to Tangible Net Work not more than 1.50:1.00         _______               _______

(ii) Tangible Net Work of not less than $445,000,000                   _______               _______
      Plus 50% of Net Issuance Proceeds

(iii) Fixed Charge Coverage not less than 1.00:1.00                    _______               _______

(iv) Interest Coverage of not less than 200%                           _______               _______
(v) Leverage Ratio of not greater than 5.00:1.00                       _______               _______


Section 7.9 (c) for Real Property Collateral
(i) Aggregate EBITDAR of not less than $16,300,000                     _______               _______

(ii) Aggregate Rent Ratio of not less than 1.25:1.00                   _______               _______

Section 7.9 (d) Aggregate Rent to Interest
Not less than 1.10 to 1.00                                             _______               _______


Agreed and Acknowledged:

By: ______________________________________

Its: ______________________________________

                     FORM OF BORROWING BASE CERTIFICATE

     As required by the Loan Agreement by and among Omega Health Care Investors, Inc. and Affiliates ("Borrower") and The Provident Bank, as Agent, for Lenders Dated August 11, 2000.



Certificate Number:                                           ___________

Date:                                                         ___________

Period:                                                       ___________



         Aggregate EBITDA for Period.                         ___________
         ( See Attached Schedule)

                  Multiplied by a factor of                      6.14

         EBITDAR Value (a)                                    ___________

                  Multiplied by an advance rate (b)              75%

         Net Available Borrowing Base                         ___________
         Lesser of $75,000,000 or, (a) times (b)

         Outstanding Loan Balance as of _________.            ___________

         Excess / (Deficit)                                   ___________


The undersigned hereby acknowledges and confirms that the calculation and information supplied above is true and correct without material adjustment representing the true and correct Borrowing Base of the Borrower as required under the Loan Agreement.

Agreed and Acknowledged:

By: ___________________________________

Its: ___________________________________

Date:_____________

                                  SCHEDULE 1.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                          LENDERS AND LOAN COMMITMENTS


                                                             Revolving Loan A           Revolving Loan B
Name and Address of Lender                                      Commitment                 Commitment

The Provident Bank                                            $50,000,000.00                  $-0-
One E. Fourth St., 211 A
Cincinnati, OH 45202
Attn.:  Mr. Steven Bloemer
Phone : (513) 579-8722
Fax:  (513) 579-2201

Great American Insurance Company                               $7,500,000.00                  $-0-
c/o American Money Management
One East Fourth St., 4th Floor
Cincinnati, OH 45202
Attn.: Roger Miller
Phone:  (513) 579-2484
Fax:  (513) 579-2945

Great American Life Insurance Company                          $7,500,000.00                  $-0-
c/o American Money Management
One East Fourth St., 4th Floor
Cincinnati, OH 45202
Attn.: Roger Miller
Phone:  (513) 579-2484
Fax:  (513) 579-2945

One Valley Bank                                                    $-0-                  $10,000,000.00
One Valley Square
Summers & Lee St.
Charleston, WV 25326
Attn.:  Tim Paxton
Phone:  (304) 348-7003
Fax:  (304) 341-1037


                                  SCHEDULE 1.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                            CLOSING FEES AND EXPENSES



          Fees to Provident Capital Corp.               $  750,000
          Fees to Provident Bank                           526,042
          Expenses to Provident Capital Corp.                4,820
          Fees to Great American Insurance Company          75,000
          Fees to Great American Life Insurance Company     75,000
          Fees to One Valley Bank                           18,750
          Fees and Expenses to Kohnen & Patton              88,394
                                                          --------
                                                        $1,538,006
                                                        ==========

                                  SCHEDULE 1.3
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                            REAL PROPERTY COLLATERAL


---------------------------------------------------------------------------------------------------------------------------
                                        Facility
             Property Name               Number           Address                City          County     State    Zip
---------------------------------------------------------------------------------------------------------------------------

Advocat Inc. (103)
---------------------------------------------------------------------------------------------------------------------------
  Best Care, Inc.                         204    2159 Dogwood Ridge        Wheelersburg     Scioto         OH     45694
---------------------------------------------------------------------------------------------------------------------------
                                                 Lick Creek Road
  Boone Health Care Center, Inc.          205    P.O. Box 605              Danville         Boone          WV     25053
---------------------------------------------------------------------------------------------------------------------------
  Boyd Nursing and Rehab Center           242    12800 Princeland Drive    Ashland          Boyd           KY     41102
---------------------------------------------------------------------------------------------------------------------------
  Canterbury Health Center                113    1720 Knowles Road         Phenix City      Russell        AL     36867
---------------------------------------------------------------------------------------------------------------------------
                                                 250 McDavid Boulevard
  Carter Nursing & Rehab Center           206    P.O. Box 904              Grayson          Carter         KY     41143
---------------------------------------------------------------------------------------------------------------------------
                                                 Howard Creek Road
  Elliott Nursing & Rehab Center          243    Route 32                  Sandy Hook       Elliott        KY     41171
---------------------------------------------------------------------------------------------------------------------------
  Laurel Nursing  & Rehab Center          244    HC 75, Box 153,
                                                 Clinic Rd                 Ivydale          Clay           WV     25113
---------------------------------------------------------------------------------------------------------------------------
  Lynwood Nursing Home                    121    4164 Halls Mills Road     Mobile           Mobile         AL     36693
---------------------------------------------------------------------------------------------------------------------------
  Northside Health Care                   128    700 Hutchins Avenue       Gadsden          Etowah         AL     35902
---------------------------------------------------------------------------------------------------------------------------
  Ouachita Nursing /Pine Manor Apts.      123    1411 Country Club Road    Camden           Ouachita       AR     71701
---------------------------------------------------------------------------------------------------------------------------
  Pocahontas Nursing & Rehab Center       124    105 Country Club Road     Pocahontas       Randolph       AR     72455
---------------------------------------------------------------------------------------------------------------------------
                                                 James Hannah Drive
  South Shore Nursing & Rehab Center      207    P.O. Box 489              South Shore      Greenup        KY     41175
---------------------------------------------------------------------------------------------------------------------------
                                                 Route 5 Wells Hill
  West Liberty Nursing & Rehab Center     210    774 Liberty Road          West Liberty     Morgan         KY     41472
---------------------------------------------------------------------------------------------------------------------------
  Westside Health Care Center             129    4320 Judith Lane          Huntsville       Madison        AL     35805
---------------------------------------------------------------------------------------------------------------------------
  Wurtland Nursing & Rehab Center         209    100 Wurtland Avenue       Wurtland         Greenup        KY     41144
---------------------------------------------------------------------------------------------------------------------------

Sun Healthcare Group, Inc. (123)
---------------------------------------------------------------------------------------------------------------------------
  Meadowbrook Manor                       347    3951 East Boulevard       Los Angeles      Los Angeles    CA     90066
---------------------------------------------------------------------------------------------------------------------------
  Meydenbauer Medical & Rehabilitation
Ctr                                       326    150-102nd Avenue SE       Bellevue         King           WA     98004
---------------------------------------------------------------------------------------------------------------------------
  Sierra Vista                            352    3455 E. Highland Avenue   Highland         Los Angeles    CA     92346
---------------------------------------------------------------------------------------------------------------------------
  SunBridge Care & Rehab - Homestead      364    1900 E. Main Street       Lancaster        Fairfield      OH     43130
---------------------------------------------------------------------------------------------------------------------------
  SunBridge Care & Rehab for
Circleville                               362    1155 Atwater Avenue       Circleville      Pickaway       OH     43113
---------------------------------------------------------------------------------------------------------------------------
  SunBridge Care & Rehab for Mount
Olive                                     252    228 Smith Chapel Road     Mount Olive      Wayne          NC     28365
---------------------------------------------------------------------------------------------------------------------------
  SunBridge Care & Rehab for Putnam       402    300 Seville Road          Hurricane        Putnam         WV     25526
---------------------------------------------------------------------------------------------------------------------------
  SunBridge Care & Rehab for Siler City   249    900 West Dolphin Street   Siler City       Chatham        NC     27344
---------------------------------------------------------------------------------------------------------------------------
  SunBridge Care & Rehab for the Triad    251    707 North Elm Street      Highpoint        Guilford       NC     27262
---------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                      STATES OF INCORPORATION, ORGANIZATION
               AND QUALIFICATION, AND CAPITALIZATION OF BORROWERS

For each Borrower:

Name
----

1.       State of Incorporation/Organization
2.       Capitalization
3.       Business
4.       States of Qualification

Omega Healthcare Investors, Inc. ("OHI")
----------------------------------------

1.   Maryland
2.   100,000,000  common shares,  $.10 par,  20,115,024 o/s as of July 31, 2000;
     10,000,000  preferred shares,  $1.00 par, 2,000,000 Series A o/s, 2,300,000
     Series B o/s and 1,000,000 Series C o/s
3. Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
4.   None other than Maryland

Delta Investors I, LLC
----------------------

1.   Maryland
2.   OHI is the sole member and manager
3. Purchase (and/or otherwise acquire) ownership and/or leasehold interests in one or more nursing homes, and assume (and/or otherwise incur) any such obligations, and conduct any such operations, as shall be incidental or reasonably related thereto
4.   None other than Maryland

Sterling Acquisition Corp.
--------------------------

1.   Kentucky
2.   1,000 shares authorized, $.01 par, 100 issued to OHI
3. Investing in, or providing financing to, income-producing properties in the healthcare industry, particularly in the long-term care segment
4.   None other than Kentucky

                                  SCHEDULE 4.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                                REQUIRED CONSENTS

                                      None
                                      ----

                                  SCHEDULE 4.6
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT


                         JUDGMENTS, ACTIONS, PROCEEDINGS

Res-Care Inc. v. Omega Healthcare Investors,  Inc., United States District Court
--------------------------------------------------------------------------------
for the Western District of Kentucky, Civil Action No. 95-42-LS):
-----------------------------------------------------------------

     Claim: Res Care claims that Omega was obligated to reduce the rents payable by Res Care under leases of four facilities in Indiana as a result of alleged changes in federal or state medicare/medicaid reimbursement after execution of the leases. Omega claims that
               (a) its obligation to renegotiate the lease was not triggered, because no change had occurred after execution of the leases, (b) even if Omega were obligated to renegotiate, the language of the leases did not require that the renegotiation result in a reduction in rent and (c) Res Care mooted its claim by exercising its option to purchase the facilities.

     Status: In late 1999, the judge granted Omega's motion for summary judgment, holding that the case was mooted. In early 1999, the judge reversed himself, but found that (a) the obligation to renegotiate is merely an agreement to agree and does not result in an agreement to reduce the rents; (b) as a result, the court cannot substitute its judgment as to the rent payable; and (c) the only issues remaining were whether Omega breached its good faith obligation to renegotiate and, if so, what damages flow from that breach.

Omega Healthcare Investors, Inc. v. Res-Care, Inc.
--------------------------------------------------

      Claim: Omega claims that, by turning in to the State of Indiana the licenses to operate four ICF/MRDD facilities located in Indiana, Res-Care breached its obligations under the leases of those facilities to return the facilities to Omega, upon expiration of the leases, in the condition required under the leases.

      Status:  The case is in the discovery phase.

Karrington Health, Inc. v. Omega Healthcare Investors, Inc.
------------------------------------------------------------

      Claim: Karrington Health, Inc. ("KHI") claims that Omega breached a commitment to provide $95 million in construction financing to KHI. Omega contends, among other things, that it did not have a contractual obligation to provide such financing.

      Status: Omega has filed its motion for summary judgment as to liability; KHI has not yet responded

Madison/OHI Liquidity Investors, LLC v. Omega Healthcare Investors, Inc.
------------------------------------------------------------------------

      Claim: Madison/OHI Liquidity Investors, LLC ("Madison") claims that Omega breached and anticipatorily breached a revolving credit loan agreement under which Madison is the borrower. Madison alleges that Omega breached the agreement by refusing to fund a draw request and seeks damages of approximately $700,000. Madison further alleges that Omega anticipatorily breached the agreement as a result of statements made by Essel Bailey, Omega's then-President and CEO, to the effect that Omega was experiencing liquidity problems and would like to reduce its exposure under the loan agreement. Madison seeks damages of approximately $15 million in connection with its anticipatory breach claim or, alternatively, it seeks specific performance of the loan agreement, as modified in accordance with a course of conduct that Madison alleges has been established. Omega contends that
               (a) Omega informed Madison that it was ready, willing and able to perform its obligations under the loan agreement (without modification for the alleged course of conduct, which Omega denies) and (b) during such time as Madison is in default under the loan agreement, Omega is not obligated to fund draw requests.

      Status: Omega has given Madison notice of default on numerous occasions and has filed a counterclaim against Madison with respect to such defaults. The defaults have ripened into events of default; accordingly, Omega has given Madison notice that the debt has been accelerated. Omega intends to amend its counterclaim to pursue its remedies against Madison. Omega further intends to pursue its remedies against Bryan Gordon and Ronald M. Dickerman, who have given limited personal guaranties to Omega as security for the obligations of Madison under the loan agreement.

Ronald M.  Dickerman  v. Omega  Healthcare  Investors,  Inc.,  Essel W. Bailey,
--------------------------------------------------------------------------------
Jr.,  David A. Stover and F. Scott Kellman
------------------------------------------

      Claim:   10b-5  class  action   securities   claim   alleging   fraudulent
               disclosure and failure to disclose (Note that the name plaintiff, Mr. Dickerman, is a partner in Madison)

      Status: Claim has been made upon the D&O insurance policies, which have a combined limit of $15 million; answer due September 1

Benjamin A.  LeBorys v. Omega  Healthcare  Investors,  Inc.,  Essel W.  Bailey,
--------------------------------------------------------------------------------
Jr.,  David A. Stover and Scott F. Kellman
------------------------------------------

      Claim: Same claim as in the Dickerman class action, including the same class period

      Status:  Omega has not yet been served with the complaint

                                  SCHEDULE 4.7
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                           FAILURE TO COMPLY WITH LAWS

                                      None

                                  SCHEDULE 4.8
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                              BURDENSOME DOCUMENTS

                Loan Agreement dated June 15, 2000 between Omega
                     and certain Subsidiaries, as Borrowers,
               and Fleet Bank and certain banks signatory thereto

              Investment Agreement dated May 11, 2000 between Omega
                           and Explorer Holdings, L.P.

            Stockholders Agreement dated July 17, 2000 between Omega
                           and Explorer Holdings, L.P.

                                 SCHEDULE 4.9(a)
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                MATERIAL LIABILITIES AND OBLIGATIONS IN ADDITION
                ------------------------------------------------
            TO THOSE DISCLOSED ON THE COMPANY'S FINANCIAL STATEMENTS
            --------------------------------------------------------


1.   Any liability associated with any litigation described in Schedule 4.6.

2. Future Currency Contract assigned by the Company to Omega Worldwide, Inc. on April 2, 1998 with respect to the requirement to sell 20 million pbs for $31,740,000 on October 7, 2007.

3. Guaranty by the Company of obligations of Omega Worldwide, Inc. to Fleet Bank, as Agent, pursuant to Guaranty dated November 20, 1998.

4. Guaranty by the Company of the obligations of certain of its Subsidiaries (and Subsidiaries of Bayside Street II, Inc.) to Healthcare Personnel Associates with respect to employees of Company Properties recovered from RainTree Healthcare Corporation

5.   Obligations  to  fund  operations  and  capital   expenditures  at  Company
     Properties recovered from The Frontier Group, Inc. and its affiliates, RainTree Healthcare Corporation, Extendacare or Sun Healthcare Group, Inc.; potential liabilities (other than liabilities associated with failure by the Company to maintain its qualification as a REIT) associated with the operation by Subsidiaries (and Subsidiaries of Bayside Street II, Inc.) of Company Properties recovered from RainTree Healthcare Corporation, The Frontier Group, Inc. and its affiliates, Extendacare or Sun Healthcare Group, Inc.

6. Obligations to fund under Loan Agreement dated October 2, 1998 between the Company and Madison/OHI Liquidity Investors LLC

7.   Obligations to fund working capital pursuant to loan documents  between the
     Company  and   Subsidiaries  and  Essex   Healthcare   Corporation,   Metro
     Health/Indiana, Inc. and Metro Health/Indiana III, Inc.

8. Mortgages, deeds of trust and/or related security interests encumbering any assets that secure from time to time any loan or loans made by The Provident Bank and certain other lenders pursuant to this Agreement.

9. Mortgages, deeds of trust and/or related security interests encumbering any assets that secure from time to time the Fleet Obligations.

10. Indemnification obligations as seller with respect to any assets disposed of by Omega or any Subsidiary, including any indemnification obligations in connection with the sale of facilities to Metro Health/Indiana, Inc. and Metro Health/Indiana III, Inc.

11. Obligations to employees and directors under employee benefit plans described in Schedule 4.15, compensation agreements dated June 15, 2000 between the Company and each of F. Scott Kellman, Susan Allene Kovach and Laurence D. Rich, severance and consulting agreements between the Company and each of Essel W. Bailey, Jr. and David A. Stover

12. Extraordinary obligations for legal expenses and consulting fees (including fees of the Company's financial advisor) incurred from and after April 1, 2000.

                                  SCHEDULE 4.14
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                       VIOLATIONS/REVOCATIONS OF LICENSES

                                      None

                                  SCHEDULE 4.15
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                             EMPLOYEE BENEFIT PLANS

            Metropolitan Life Insurance Company Life Insurance Policy
         Metropolitan Life Insurance Company Long-Term Disability Policy
                     Principal Financial Group Dental Policy
            Blue Cross/Blue Shield Traditional Health Insurance Plan
         Blue Cross/Blue Shield Preferred Provider Health Insurance Plan
                   Company-Sponsored 401-K Profit Sharing Plan
                         1993 Deferred Compensation Plan
                            2000 Stock Incentive Plan
                                Section 125 Plan

                                  SCHEDULE 4.17
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                               UCC FILING OFFICES
                               ------------------

I.       UCC-1 FINANCING STATEMENTS

         A.  Omega Healthcare Investors, Inc.
          1. Alabama Secretary of State (Canterbury, Lynwood, Northside,
              Westside)
          2. Arkansas Secretary of State (Ouachita, Pocahontas)
          3. Michigan Secretary of State
          4. North Carolina Secretary of State (Mt. Olive, Siler City, Triad)
          5. Clerk of Oauchita County, Arkansas (Oauchita)
          6. Clerk of Randolph County, Arkansas (Pocahontas)
          7. Clerk of Wayne County, North Carolina (Mt. Olive)
          8. Clerk of Chatham County, North Carolina (Siler City)
          9. Clerk of Guilford County, North Carolina (Triad)

         B.  Sterling Acquisition Corp.
          1. Michigan Secretary of State
          2. Kentucky Secretary of State (Boyd, Carter, Elliot, South Shore, Wurtland, West Liberty)
          3. Ohio Secretary of State (Best Care)
          4. West Virginia Secretary of State (Boone, Laurel)
          5. Scioto County Recorder (Best Care)
          6. Clerk of Boyd County, Kentucky (Boyd)
          7. Clerk of Carter County, Kentucky (Carter)
          8. Clerk of Elliott County, Kentucky (Elliott)
          9. Clerk of Greenup County, Kentucky (South Shore, Wurtland)
         10. Clerk of Morgan County, Kentucky (West Liberty)

         C.  Delta Investors I, LLC
          1. California Secretary of State (Meadowbrook, Sierra Vista)
          2. Michigan Secretary of State
          3. Ohio Secretary of State (Homestead, Circleville)
          4. Washington Secretary of State (Meydenbauer)
          5. West Virginia Secretary of State (Putnam)
          6. Recorder of Fairfield County, Ohio (Homestead)
          7. Recorder of Pickaway County, Ohio (Circleville)

II.      FIXTURE FILINGS

         A.  Omega Healthcare Investors, Inc.
          1. Russell County, Alabama (Canterbury)
          2. Mobile County, Alabama (Lynwood)
          3. Etowah County, Alabama (Northside)
          4. Madison County, Alabama (Westside)
          5. Clerk of Oauchita County, Arkansas - Fixture Filing (Oauchita)
          6. Clerk of Randolph County, Arkansas - Fixture Filing (Pocahontas)
          7. Clerk/Register of Deeds of Wayne County, North Carolina (Mt. Olive)
          8. Clerk/Register of Deeds of Chatham County, North Carolina
              (Siler City)
          9. Clerk/Register of Deeds of Guilford County, North Carolina (Triad)

         B.  Sterling Acquisition Corp.
          1. Clerk of Boyd County, Kentucky - Fixture Filing (Boyd)
          2. Clerk of Carter County, Kentucky - Fixture Filing (Carter)
          3. Clerk of Elliott County, Kentucky - Fixture Filing (Elliott)
          4. Clerk of Greenup County, Kentucky - Fixture Filing (South Shore, Wurtland)
          5. Clerk of Morgan County, Kentucky - Fixture Filing (West Liberty)
          6. Clerk of Boone County, West Virginia (Boone)
          7. Clerk of Clay County, West Virginia (Laurel)


         C.  Delta Investors I, LLC
          1. Clerk/Recorder of Los Angeles County, California (Meadowbrook)
          2. Clerk/Recorder of San Bernardino County, California (Sierra Vista)
          3. Clerk/Recorder of King County, Washington (Meydenbauer)
          4. Clerk of Putnam County, West Virginia (Putnam)

                                SCHEDULE 4.17(e)
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                                STATUS OF LEASES

Sun - Delta I Lease
-------------------

The entities identified on Schedule 1 are the lessees (collectively, "Lessee") under the Facility Leases and Master Lease Agreement dated as of October 7, 1997 with Delta Investors I, LLC ("Lessor"), as amended by First Amendment of Purchase Agreement, Master Lease Agreement, Facility Leases and Guaranty dated April 23, 1998, by First Amendment of Security Agreements and Second Amendment of Purchase Agreement, Master Lease Agreement, Facility Leases and Guaranty, and four (4) Leases dated February 28, 1997 between Delta I Investors, LLC (successor to Omega Healthcare Investors, Inc.) and SunBridge Healthcare Corporation or Mediplex Management of Palm Beach County, Inc., as the case may be, in each case as further amended by Assumption and Amendment of Delta I Master Lease Agreement and Delta I Transaction Documents dated as of November 30, 1999 (collectively, and as so amended, the "Lease").

Borrowers previously have delivered to Agent a true and correct copy of the Lease; the Lease is now in full force and effect and has not been amended, modified or assigned except as disclosed to Agent; and the Lease constitutes the entire agreement between Lessor and Lessee.

To the best of Borrowers' knowledge, there exist no defenses or offsets to enforcement of the Lease; there are, as of the date hereof, no breaches or uncured defaults on the part of Lessee or Lessor thereunder; and there exists no assignment, hypothecation, subletting or other transfer of Lessor's interest in the Lease, except as contemplated by this Agreement.

The Minimum Rent for the Lease Year 2000 is $7,168,491.73. All Rent that is due has been paid, and there are no unpaid Additional Charges owing by Lessee under the Lease as of the date hereof. No Minimum Rent or other items (including without limitation security deposit and any impound account or funds) have been paid by Lessee in advance under the Lease except for the security deposit held by Lessor in the form of irrevocable letters of credit in the amounts of $514,500, $154,801 and $1,443,730, respectively, and the monthly installment of Minimum Rent that became due on August 1, 2000.

Lessee has no claim against Lessor for any security deposit, impound account or prepaid Rent except as provided in paragraph (iv) above.

Lessor has not begun any action, or given or received any notice, for the purpose of termination of the Lease.

All capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.

Sun - Liberty Lease
-------------------

         (i) Regency-North Carolina, Inc. is the lessee ("Lessee") under the Amended, Consolidated and Restated Lease dated as of February 1, 1996 with Omega Healthcare Investors, Inc. ("Lessor"), as amended by Assumption and Amendment of Liberty Lease and Liberty Transaction Documents (as so amended, the "Lease").

         (ii) Borrowers previously have delivered to Agent a true and correct copy of the Lease; the Lease is now in full force and effect and has not been amended, modified or assigned except as disclosed to Agent; and the Lease constitutes the entire agreement between Lessor and Lessee.

         (iii) To the best of Borrowers' knowledge, there exist no defenses or offsets to enforcement of the Lease; there are, as of the date hereof, no breaches or uncured defaults on the part of Lessee or Lessor thereunder; and there currently exists no assignment, hypothecation, subletting or other transfer of Lessor's interest in the Lease, except as contemplated by this Agreement.

         (iv) The Minimum Rent for the Lease Year February 1, 2000 through January 31, 2001 is $2,971,706.16 All Rent that is due has been paid, and there are no unpaid Additional Charges owing by Lessee under the Lease as of the date hereof. No Minimum Rent or other items (including without limitation security deposit and any impound account or funds) have been paid by Lessee in advance under the Lease except for the security deposit held by Lessor in the amount of $453,887.33 (of which Omega has applied $28,662.74 to cure certain defaults, but as to which Lessee is obligated, pursuant to the Forbearance Agreement dated October 13, 1999 to replenish the security deposit in the amount of $28,662.74) and the monthly installment of Minimum Rent that became due on July 1, 2000.

         (v) Lessee has no claim against Lessor for any security deposit, impound account or prepaid Rent except as provided in paragraph (iv) above.

         (vi) Lessor has not begun any action, or given or received any notice, for the purpose of termination of the Lease.

         (vii) All capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.

Advocat - 1992 Master Lease
---------------------------

         (i) Advocat, Inc. ("Advocat"), is the indirect parent of Diversicare Leasing Corp. (the "Tenant"), the tenant under that certain Master Lease dated August 14, 1992 (as amended, the "1992 Master Lease"), which includes, among other facilities, the following facilities:

                  A.       Canterbury Health Center
                  B.       Northside Health Center
                  C.       Ouachita Nursing/Pine Manor Apartments
                  D.       Pocahontas Nursing & Rehabilitation Center
                  E.       Westside Health Care Center
                  F.       Lynwood Nursing Home

         (ii) The current contractual annual base rent payable under the 1992 Master Lease is $8,677,214.38.

Advocat - 1994 Master Lease and Sublease
----------------------------------------

         (i) Tenant is also the tenant under that certain Master Lease dated December 1, 1994 (as amended, the "1994 Master Lease"), which includes, among other facilities, the following facilities:

                  A.       Best Care Health Center
                  B.       Boyd Nursing & Rehabilitation Center
                  C.       Elliott Nursing & Rehabilitation Center
                  D.       Carter Nursing & Rehabilitation Center
                  E.       South Shore Nursing & Rehabilitation Center
                  F.       Wurtland Nursing & Rehabilitation Center

         (ii) Tenant is also the sub-tenant under that certain Master Sublease dated December 1, 1994 (as amended, the "1994 Master Sublease"), which includes the following facility:

                  A.       West Liberty Nursing & Rehabilitation Center

         (iii) The current contractual annual base rent payable under th 1994 Master Lease is $2,887,681,85.

         (iv) The current contractual annual base rent payable under the 1994 Master Sublease is $198,734.95.

Advocat - 1997 Master Lease
---------------------------

         (i) Tenant is also the parent of Sterling Health Care Management, Inc. ("SHCM"), the tenant under that certain Master Lease dated February 1, 1997 (as amended, the "1997 Master Sublease"), which includes the following facility:

                  A.       Boone Healthcare Center
                  B.       Laurel Nursing & Rehabilitation Center

         (ii) The current contractual base rent payable under the 1997 Master Sublease is $762,132.59.

Advocat -- Standstill Agreement and Restructuring
-------------------------------------------------

         (i) Pursuant to that certain Standstill Agreement dated April 17, 2000, as amended and extended from time to time, Advocat, Tenant and SHCM are collectively currently paying $200,000 per week to Omega for payments owing under the 1992 Master Lease, the 1994 Master Lease, the 1994 Master Sublease, the 1997 Master Lease and a promissory note dated August , 1992 in the original principal amount of $7,031,250.

         (ii) Omega and Advocat are in the process of negotiating a restructuring of their relationship, and Omega anticipates that the restructuring will result in the execution of a new master lease with respect to the facilities covered by the 1992 Master Lease, the 1994 Master Lease, the 1994 Master Sublease and the 1997 Master Lease, as reflected on the attached Term Sheet.

                                  SCHEDULE 8.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                                 PERMITTED LIENS
                                 ---------------




1. Mortgages, deeds of trust and/or related security interests encumbering any assets that secure from time to time the Fleet Obligations;

2. Mortgages, deeds of trust or financing leases securing the following bond financings:

      Operator                 Facility               Bond Proceeds             Bond Issue         Loan/Lease Maturity
      --------                 --------               -------------             ----------         -------------------

Advocat                    Laurel Manor Health         $2,310,000             IRB South Trust           2017/2002
                           Center (New Tazwell)                                Alabama
Advocat                    Manor House of Dover        $1,395,000             IRB South Trust           2011/2002
                                                                               Alabama
Sun Healthcare Group       SunRise Care & Rehab for    $3,635,000             IRB South Trust           2016/2006
                           La Follette                                         Alabama
Sun Healthcare Group       SunRise Care & Rehab for    $1,205,000             IRB Bank of New York      2014/2006
                           Maynardville

3. Mortgages, deeds of trust and/or related security interests securing any other Indebtedness (including the Indebtedness described on
         Schedule 8.11), provided that the aggregate principal amount of all outstanding Indebtedness of Omega and its Subsidiaries, determined on a consolidated basis, that is secured by any mortgage, lien, charge, pledge or security interest of any kind does not exceed 40% of Adjusted Total Assets (as defined on Schedule 8.11); provided, however, that nothing herein shall be deemed to permit the filing or placing of any mortgage, lien, charge, pledge or security interest of any kind upon the Real Property Collateral other than a Mortgage as set forth in the Loan Agreement.

                                  SCHEDULE 8.10
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                              PERMITTED INVESTMENTS
                              ---------------------

                                                                         Investment at
                                                                         June 30, 2000
                                                                         -------------
Core Real Estate Investments
----------------------------
Advocat Inc.                                                                  $111,452,261
Alden Management Services, Inc.                                                 31,327,356
Alterra Healthcare Corporation                                                  34,085,000
Covenant Care, Inc.                                                              1,966,096
Eldorado Care Center, Inc. & Magnolia Manor, Inc.                                5,100,000
Emerald Healthcare, Inc.                                                        11,024,884
Essex Healthcare Corporation                                                    16,433,498
HQM of Floyd County, Inc.                                                       10,250,000
Hunter Management Group, Inc.                                                    8,150,866
Integrated Health Services, Inc                                                161,084,097
Kansas & Missouri, Inc.                                                          2,500,000
Liberty Assisted Living Centers, LP                                              5,995,490
Mariner Post-Acute Network                                                      58,800,000
Peak Medical of Idaho, Inc.                                                     10,500,000
Rocky Mountain Health Care                                                       1,879,726
Senior Care Properties, Inc.                                                     5,882,009
Sun Healthcare Group, Inc.                                                     240,531,601
Texas Health Enterprises/HEA Mgmt. Group, Inc.                                   6,264,560
Tiffany Care Centers, Inc.                                                       5,060,406
TLC Healthcare, Inc.                                                            29,123,805
USA Healthcare, Inc.                                                            17,212,798
Washington N & R                                                                12,152,174
                                                                               -----------
Total Core Real Estate Investments                                            $786,776,627
                                                                              ============

                              Assets Held for Sale
                              --------------------
Extendacare, Inc.                                                              $20,647,603
Emerald Healthcare, Inc.                                                           899,845
RainTree Healthcare Corporation                                                  6,756,596
Res-Care, Inc.                                                                   1,478,559
Sun Healthcare Group, Inc.                                                       6,344,721
Senior Care Properties, Inc.                                                     4,442,323
OHIMA, Inc. and OHI (CT), Inc.                                                   6,166,262
                                                                               -----------
Total Assets Held for Sale                                                     $46,735,909
                                                                               ===========

                                Other Real Estate
                                -----------------
Sunrise                                                                           $798,051
OHIMA, Inc. and OHI (CT), Inc.                                                  60,809,900
Meadowbrook Healthcare of N.C.                                                   7,500,000
RainTree Healthcare Corporation, including Bayside Street, Inc. and             76,825,156
   Bayside Street II, Inc.
                                                                              ------------
Total Other Real Estate                                                       $145,933,107
                                                                              ============

Other Investments
-----------------
Investment in Omega Worldwide, Inc.                                             $6,816,096
Investment in Principal Healthcare Finance Limited                               1,615,083
Investment in PHFT (Australia)                                                   1,266,000
American Healthcare Centers, Inc.                                                7,517,798
Investment in Partnerships - Post Offices                                       15,747,422
                                                                                ----------
Total Other Investments                                                        $32,962,399
                                                                               ===========

Notes Receivable
----------------
Metro Health I                                                                  $1,800,000
Metro Health III                                                                   320,000
Metro-Health/Indiana                                                             3,499,292
Alden Management Services, Inc.                                                    424,097
Emerald Healthcare, Inc.                                                           106,529
Essex Healthcare Corporation                                                     4,400,000
Madison/OHI Liquidity Investors, Inc.                                            7,256,005
Five Star                                                                        1,672,150
BJ Development - Warren Park                                                     1,292,366
BJ Development - Southeastern                                                      438,275
Oakwood Living Centers                                                           6,000,000
Parkview Hospice                                                                    40,000
TLC Healthcare, Inc.                                                               300,000
                                                                               -----------
Total Notes Receivable                                                         $27,548,714
                                                                               ===========

                                  SCHEDULE 8.11
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                            THE PROVIDENT BANK, AGENT

                      PERMITTED INDEBTEDNESS AND GUARANTIES
                      -------------------------------------


8.5% Subordinated Convertible Debentures issued January                                                 $48,405,000
24, 1996 and due February 1, 2001
6.95% Senior Unsecured Notes issued June 10, 1998 and due                                              $125,000,000
June 1, 2002
6.95% Senior Unsecured Notes issued July 31, 1997 and due                                              $100,000,000
August 1, 2007
Industrial Revenue Bonds (Salem, WV) issued September 30,                                                $1,885,000
1996 and due September 1, 2010
Industrial Revenue Bonds (Beckley, WV) issued September                                                  $2,760,000
30, 1996 and due September 1, 2012

Obligations of a Borrower in connection with a lease of a Facility if such Borrower has subleased the Facility or assigned the lease, or right to lease, the Facility to an Operator. Such obligations shall be treated as Indebtedness if and to the extent the Operator, during any fiscal year of the Borrowers, is not obligated to fulfill such obligations.

Obligations of a Borrower incurred in connection with, or as a result of, the exercise by such Borrower or any Subsidiary of its remedies under any agreements evidencing any lease or mortgage with an operator or any other obligations of a Borrower incurred in connection with, or as a result of, attempts by such Borrower or a Subsidiary to preserve the value of its property or collateral.

Guaranty by Omega to Fleet Bank of the obligations of Omega Worldwide, Inc. in an amount that, as of July 7, 2000, was not greater than $6,850,000.

The Fleet Obligations

The Obligations of Borrowers under this Agreement,

Each of the borrowings described on Schedule 8.1

Any other borrowings by a Borrower, provided that at any time the aggregate amount of Indebtedness of Omega and its Subsidiaries, on a consolidated basis, does not exceed 60% of the sum ("Adjusted Total Assets") of (a) the total assets of Omega and its Subsidiaries (defined as the sum of the original cost plus capital improvements of real estate assets of Omega and its Subsidiaries on such date, before depreciation and amortization), determined on a consolidated basis as of the end of the calendar quarter covered in Omega's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Securities and Exchange Commission prior to date of determination; and
(b) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable used to reduce indebtedness) by Omega or any Subsidiary since the end of such calendar quarter.